                                                                 HOMESTEAD FUNDS

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2001

                             [PHOTO]

                             - Daily Income

                             - Short-Term Government Securities

                             - Short-Term Bond

                             - Stock Index

                             - Value

                             - Small-Company Stock

                             - International Stock Index

                             - Nasdaq-100 Index Tracking Stock(SM)

                             [HOMESTEAD FUNDS INC LOGO]

             THIS PAGE INTENTIONALLY LEFT BLANK.

TABLE OF CONTENTS

PERFORMANCE EVALUATION
         Daily Income                                                5-6
         Homestead Bond Funds                                        7-9
         Stock Index                                               10-11
         Value                                                     12-13
         Small-Company Stock                                       14-15
         International Stock Index                                 16-17
         Nasdaq-100 Index Tracking Stock(SM)                       18-19
PORTFOLIO OF INVESTMENTS
         Daily Income                                              22-25
         Short-Term Government Securities                          26-28
         Short-Term Bond                                           29-37
         Stock Index                                                  38
         Value                                                     39-40
         Small-Company Stock                                       41-42
         International Stock Index                                    43
         Nasdaq-100 Index Tracking Stock(SM)                          44
FINANCIAL STATEMENTS                                               46-51
FINANCIAL HIGHLIGHTS                                               52-59
NOTES TO FINANCIAL STATEMENTS                                      60-64
REPORT OF INDEPENDENT ACCOUNTANTS                                     65
OFFICERS & DIRECTORS                                               66-67
UNAUDITED TAX INFORMATION                                             68
APPENDIX A - Equity 500 Index Portfolio                             I-XV
APPENDIX B - State Street MSCI(R) EAFE(R) Index Portfolio          i-xxi
APPENDIX C - Nasdaq-100 Index Tracking Stock(SM)                     a-b

LETTER FROM THE DIRECTOR AND PRESIDENT


Dear Shareholder:

The Standard & Poor's 500 Stock Index and other broad measures of stock market performance trended lower in 2001. This past year marked the S&P 500's second consecutive annual decline. Not since 1973 and 1974 has this Index experienced two back-to-back years of negative returns.

The decline began in the spring of 2000, when air began to escape from the balloon of technology and telecommunications euphoria. This year, the major equity indices continued to give up ground, and the events of September 11 sent prices lower still. For most broad market averages, a strong fourth quarter rally in stocks was not enough to offset losses for the year.

The S&P 500 Index's poor showing belied better results for select investment styles and sectors. Value stocks, especially those in the small-company arena, tended to beat the market. This is because value stocks are already trading at what many investors believe to be bargain prices, making it less likely the price will fall further. Small-company value stocks had extra appeal, as small companies are typically the quickest to respond to and benefit from improving economic conditions. Large companies tend to have a longer pipeline for approval of new strategies, products or services. Both of Homestead's actively managed equity funds follow a value discipline, and both outperformed the S&P 500 for the second year in a row.

The year just ended also marked a further softening of the world economy. In November, the U.S. was declared to have officially entered a recession (the inception was backdated to March). Fourth quarter Gross Domestic Product growth was positive, however, signaling that the depth of the economic downturn has been mild. The classic definition of recession is two negative quarters of GDP growth, a standard the recent slump did not meet.

Coming off of 10 years of economic expansion and a roaring bull market, it may be difficult for some investors to weather news of weak economic conditions, bankruptcies among major corporations and stock market setbacks. These occasional downward cycles are a natural part of our economy and markets. They present business opportunities for companies (as nimble management teams look to snap up market share from weakened competitors) and investment opportunities for shareholders (when savvy buyers step in to acquire quality stocks trading at lower prices).

It's also true that stock market indices are now more fully diversified than they were just two years ago. This lessens the impact any single sector--i.e., technology--will have on a broad market index or index fund's overall performance.

Finally, for your Fund group, 2001 marked some important milestones: the inception of two new funds (the Nasdaq-100 Index Tracking Stock and International Stock Index Funds on January 22); a 10-year anniversary for the Short-Term Bond Fund (which began operations in November 1991); and the launch of our website (at www.homesteadfunds.com). We will continue to add to our line-up of services as a way of making investment selection and account management even easier. Thank you for choosing to invest with Homestead Funds.


Sincerely,



/s/PETER R. MORRIS                              /s/DAVID METZ

Peter R. Morris                                 David Metz

Director of Investments                         President

January 28, 2002

DAILY INCOME FUND


MARKET CONDITIONS

The Federal Reserve wasted no time shifting its monetary policy from a tightening to an easing bias as the economy began to show signs of a slowdown. On January 3, 2001, the Fed made the first in a series of 11 federal funds rate cuts intended to pump liquidity into the markets and soften the economy's landing. By the end of the year, the federal funds rate, a key bank lending rate, had declined a total of 475 basis points (a basis point is .01%) from 6.50% to 1.75%. Rates on intermediate- and long-term issues also declined, but not to the extent short rates did.

FUND PERFORMANCE & STRATEGY

The federal funds rate sets the bar for other short-term market yields, including yields on securities in the Daily Income Fund. With rates declining steadily throughout the year, the Fund earned less interest income and therefore achieved a modest return.

We kept the Fund's weighted average portfolio maturity toward the high end of our 90-day allowed range throughout the year as we sought to lock in incrementally higher yields for a longer period of time. At this point, we think short rates are more likely to stay steady or begin moving back up than to fall further. Thus we have begun shortening maturity so that we can more quickly reinvest as rates begin to trend higher.


                                                      Periods ended 12/31/01
TOTAL RETURNS                                           6 Mos.      12 Mos.
--------------------------------------------------------------------------------
Daily Income Fund                                        1.38%        3.65%


OUTLOOK

Rates have fallen to very low levels historically. As we said earlier, it's likely that the bulk of the rate decline is behind us. But, the economy is still weak. We expect that its return to vibrancy and the accompanying higher short-term rates will take some time to materialize.

Keep in mind that the Daily Income Fund is managed for stability, not growth. In the volatile markets of the past year, this safe harbor investment was likely a welcome counterbalance to your riskier portfolio holdings.

DAILY INCOME FUND


PORTFOLIO COMPOSITION

SECURITY DIVERSIFICATION
                                                                            on 6/30/01         on 12/31/01
-------------------------------------------------------------------------------------------------------------
Commercial paper                                                                71.3%              61.6%
-------------------------------------------------------------------------------------------------------------
Corporate bonds                                                                 27.1%              28.0%
-------------------------------------------------------------------------------------------------------------
U.S. Government obligations                                                      1.6%               3.0%
-------------------------------------------------------------------------------------------------------------
Cash equivalents                                                                 0.0%               7.4%
-------------------------------------------------------------------------------------------------------------
    Total                                                                        100%               100%
=============================================================================================================


                                                                            on 6/30/01         on 12/31/01
-------------------------------------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY                                                     60 days            51 days
-------------------------------------------------------------------------------------------------------------



YIELD

Annualized 7-day compound yield (quoted 12/31/01)                                                 1.76%
-------------------------------------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS
periods ended 12/31/01

                                                                                              Since
                                                                                              Inception
                                                    1 Year        5 Year        10 Year       (11/90)
-----------------------------------------------------------------------------------------------------------
Daily Income Fund                                     3.65%         4.76%         4.36%        4.50%
-----------------------------------------------------------------------------------------------------------


Past performance is not predictive of future performance. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

HOMESTEAD BOND FUNDS



MARKET CONDITIONS

Aggressive intervention on the part of the Federal Reserve put downward pressure on yields and sent bond prices higher throughout the course of the year. This declining interest rate environment made fixed-income markets an attractive place for investors to hide out and wait for the stock market to catch its breath. In an effort to spur spending and fend off a recession, the Fed announced 11 separate federal funds rate reductions over the course of the year. Despite the Fed's stimulative efforts, the National Bureau of Economic Research announced in November that the economy did in fact enter a recession in March, ending 10 years of expansion.

SHORT-TERM GOVERNMENT SECURITIES FUND

The weak stock market and reports of credit problems at a number of well-known corporations caused investors to be very credit conscious. Your Fund was the beneficiary of this. Treasuries and other guaranteed-issues that make up our universe of investable securities were in high demand, which put upward pressure on prices.

                                                         Periods ended 12/31/01
TOTAL RETURNS                                              6 Mos.      12 Mos.
--------------------------------------------------------------------------------
Short-Term Government
Securities Fund                                             2.77%        6.19%

Merrill Lynch 1-5 Year
U.S. Treasury Index                                         4.45%        8.37%
--------------------------------------------------------------------------------



SHORT-TERM BOND FUND

In the face of a shaky stock market and a number of corporate bankruptcies, investors expressed a strong preference for government-guaranteed issues and high-grade bonds. This is the same universe of securities in which your Fund invests. The increased demand put upward pressure on prices, boosting the principal appreciation component of the Fund's return.

                                                         Periods ended 12/31/01
TOTAL RETURNS                                              6 Mos.      12 Mos.
--------------------------------------------------------------------------------
Short-Term Bond Fund                                        3.18%        7.13%
Merrill Lynch 1-5 Year
Govt./Corp. Index                                           4.55%        8.98%
--------------------------------------------------------------------------------


OUTLOOK

The Fed's easing cycle is nearing its end. Short-term rates are likely to have hit their near-term bottom in early November. Just after the close of this reporting period, the Fed passed on an opportunity to cut short-term rates further, and in doing so signaled they were confident enough that the easing already in the pipeline would be sufficient enough to keep the economy on the upswing.

Clearly, the economy is strengthening. Economic data shows a pick-up in consumer confidence. Spending on autos and housing is brisk, and we will likely continue to see the stimulative effects of greater government spending on defense and post-9/11 security and support programs.

However, we think the rebound will be weak relative to historic norms. First off, the depth of the recession was mild. Consumers are not likely to have pent-up demand that requires a huge spending splurge. We also expect that investors concerned about the shaky stock market and recent corporate bankruptcies will help maintain demand for government and high-grade bonds. This should help keep prices relatively firm. In short, the Funds are not likely to reward investors with such robust returns in the coming year, but we do not anticipate a 1994-style bear market in bonds.

SHORT-TERM GOVERNMENT SECURITIES FUND

PORTFOLIO COMPOSITION

SECURITY DIVERSIFICATION

                                                                            on 6/30/01         on 12/31/01
=============================================================================================================
U.S. Treasuries                                                                 46.1%              51.8%
-------------------------------------------------------------------------------------------------------------
Government-guaranteed agencies                                                  14.9%              16.5%
-------------------------------------------------------------------------------------------------------------
Mortgage-backed securities                                                      21.6%              14.9%
-------------------------------------------------------------------------------------------------------------
Asset-backed securities                                                         13.4%              12.4%
-------------------------------------------------------------------------------------------------------------
Cash equivalents                                                                 4.0%               4.4%
-------------------------------------------------------------------------------------------------------------
    Total                                                                        100%               100%
=============================================================================================================

                                                                            on 6/30/01         on 12/31/01
-------------------------------------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY                                                   2.92 years         2.93 years
-------------------------------------------------------------------------------------------------------------


YIELD

Annualized 30-day SEC yield (quoted 12/31/01)                                                       3.11%
-------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
periods ended 12/31/01

                                                                                           Since
                                                                                           Inception
                                                         1 Year           5 Year           (5/95)
------------------------------------------------------------------------------------------------------
Short-Term Government Securities Fund                    6.19%            5.46%            5.58%
------------------------------------------------------------------------------------------------------
Merrill Lynch 1-5 Year U.S. Treasury Index               8.37%            6.80%            6.90%
------------------------------------------------------------------------------------------------------

PERFORMANCE COMPARISON

                                  [LINE GRAPH]

                      Homestead
                     Short-Term                      Merrill Lynch
                     Government                         1-5 Year
                   Securities Fund               U.S. Treasury Index
May 95                 $10000                          $10000
Dec 95                 $10544                          $10757
Dec 96                 $11014                          $11238
Dec 97                 $11645                          $12037
Dec 98                 $12286                          $12970
Dec 99                 $12640                          $13234
Dec 00                 $13528                          $14409
Dec 01                 $14365                          $15614


Comparison of the change in value of a $10,000 investment in the Fund at inception and the Merrill Lynch 1-5 Year U.S. Treasury Index. Past performance is not predictive of future performance. The Short-Term Government Securities Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

SHORT-TERM BOND FUND


PORTFOLIO COMPOSITION

SECURITY DIVERSIFICATION

                                                                        on 6/30/01         on 12/31/01
=========================================================================================================
Corporate bonds                                                             43.6%              45.6%
---------------------------------------------------------------------------------------------------------
Mortgage-backed securities                                                  23.1%              18.8%
---------------------------------------------------------------------------------------------------------
Asset-backed securities                                                     17.8%              14.9%
---------------------------------------------------------------------------------------------------------
U.S. Government obligations                                                  6.6%               9.2%
---------------------------------------------------------------------------------------------------------
Commercial paper                                                             8.9%               6.8%
---------------------------------------------------------------------------------------------------------
Cash equivalents                                                             0.0%               4.7%
---------------------------------------------------------------------------------------------------------
    Total                                                                    100%               100%
=========================================================================================================


                                                                        on 6/30/01         on 12/31/01
---------------------------------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY                                               2.90 years         2.95 years
---------------------------------------------------------------------------------------------------------


YIELD

Annualized 30-day SEC yield (quoted 12/31/01)                                                   4.07%
---------------------------------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS
periods ended 12/31/01


                                                                                             Since
                                                                                             Inception
                                                      1 Year        5 Year       10 Year     (11/91)
---------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                                  7.13%         6.23%        5.98%       6.09%
---------------------------------------------------------------------------------------------------------
Merrill Lynch 1-5 Year Corp./Gov. Index               8.98%         6.94%        6.53%       6.73%
---------------------------------------------------------------------------------------------------------


PERFORMANCE COMPARISON

                                  [LINE GRAPH]

                              Homestead                  Merrill Lynch
                             Short-Term                     1-5 Year
                              Bond Fund                 Corp./Gov. Index
Nov 91                         $10000                       $10000
Dec 92                         $10842                       $11007
Dec 93                         $11560                       $11792
Dec 94                         $11570                       $11727
Dec 95                         $12820                       $13247
Dec 96                         $13482                       $13858
Dec 97                         $14374                       $14850
Dec 98                         $15294                       $15990
Dec 99                         $15785                       $16341
Dec 00                         $17022                       $17793
Dec 01                         $18236                       $19390


Comparison of the change in value of a $10,000 investment in the Fund at inception and the Merrill Lynch 1-5 Year Corp./Gov. Index. Past performance is not predictive of future performance. The Short-Term Bond Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

STOCK INDEX FUND


MARKET CONDITIONS

Your Fund's benchmark, the Standard & Poor's 500 Stock Index, trended lower in 2001. The decline to mid year was largely a continuation of the bursting of the dot-com and technology stock bubble that had buoyed stocks in the late stages of the bull market. Investors' renewed focus on fundamentals left these once very trendy sectors out in the cold. The winners this year were companies that were able to meet analysts' earnings estimates and those that looked well suited to survive the slowing economy.

The September 11 terrorist attack on the U.S. pushed the S&P 500 to a 2001 low on September 21. A strong fourth quarter rally provided a solid bounce-back but it was not enough to lift the Index out of negative territory for the year.

The S&P 500 Stock Index posted a -11.89% return for the year compared to your Fund's return of -12.55%. The fourth quarter returns were 10.69% and 10.61% respectively, proof of the strength of the rally.

FUND PERFORMANCE

The difference between an index's return and an index fund's return is called tracking error. Minimizing tracking error is the Fund's objective. A number of factors can contribute to tracking error:

  - operational issues (managing cash flows in and out of the Fund)

  - disparities between the Index's portfolio and the Fund's portfolio

  - fund expenses (the Fund has to pay for transactions, communications and other services, whereas the Index doesn't).

Our goal is to capture fully 98% of the Index's return before the deduction for Fund expenses. This year, the Fund's return before the deduction expenses was -11.80%, which represents a correlation with the Index's return of 100.76%.

                                                 Periods ended 12/31/01
TOTAL RETURNS                                      6 Mos.      12 Mos.
------------------------------------------------------------------------
Stock Index Fund                                  -5.88%      -12.55%
Standard & Poor's 500                             -5.56%      -11.89%
Stock Index


OUTLOOK

An index approach means the manager seeks to replicate our benchmark Index's return by establishing and maintaining a portfolio that has similar attributes. This is unlike an actively managed fund, where the portfolio manager takes positions in companies based upon his or her own investment opinion. Even though this Fund's portfolio holdings are determined by the Index's composition, we think it is relevant to share with you information that can help you assess the investment landscape.

The S&P 500 now better reflects the overall economy than it did just two years ago when it was very heavily weighted in technology stocks. A more broadly diversified index should help to reduce volatility. We remain confident in stocks' long-term prospects, and this Fund continues to be an appropriate choice for investors seeking exposure to a diversified basket of U.S. traded stocks.

STOCK INDEX FUND


PORTFOLIO COMPOSITION

TOP HOLDINGS OF THE EQUITY 500 INDEX PORTFOLIO ON 12/31/01

                                                                                 % of total
                                                          Industry              market value
==============================================================================================
General Electric Co.                              Diversified Manufacturing         3.7%
----------------------------------------------------------------------------------------------
Microsoft Corp.                                     Applications Software           3.3%
----------------------------------------------------------------------------------------------
Exxon Mobil Corp.                                     Energy--Gas & Oil             2.5%
----------------------------------------------------------------------------------------------
Citigroup Inc.                                              Banks                   2.4%
----------------------------------------------------------------------------------------------
Wal-Mart Stores                                            Retail                   2.4%
==============================================================================================

TOTAL RETURNS
period ended 12/31/01

                                                                                Since
                                                                                Inception
                                                    1 Year                      (10/99)
--------------------------------------------------------------------------------------------
Stock Index Fund                                   -12.55%                      -6.39%
--------------------------------------------------------------------------------------------
S&P 500 Index                                      -11.89%                      -5.78%
--------------------------------------------------------------------------------------------

PERFORMANCE COMPARISON

                                  [LINE GRAPH]

                           Standard & Poor's 500             Homestead Stock
                               Stock Index                      Index Fund
Oct 99                           $10000                          $10000
Dec 99                           $10969                          $10965
Dec 00                           $ 9971                          $ 9904
Dec 01                           $ 8787                          $ 8661


Comparison of the change in value of a $10,000 investment in the Fund at inception and the S&P 500 Index. Past performance is not predictive of future performance. The Stock Index Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

VALUE FUND



MARKET CONDITIONS

Most major market indices declined in value in 2001, reflecting the economy's continued slowdown, further downward adjustment in valuations for technology stocks, a generally negative outlook for corporate profitability and the September 11 terrorist attack on the U.S.

FUND PERFORMANCE & STRATEGY

Your Fund did well despite this gloomy backdrop. When investors were no longer willing to pay top dollar for dot-com companies or Internet retailers that had no real business franchise, they came looking for companies that might not be as glitzy but had solid fundamentals. For starters...

  - a steady dividend track record, which is a sign the company can reward its investors in good times and bad

  - a low price/earnings ratio, which means investors are paying a reasonable price for a share in the company's future earnings

  - a healthy balance sheet that shows the company is able to focus on its core business and is not saddled with debt.


                                                Periods ended 12/31/01
TOTAL RETURNS                                    6 Mos.       12 Mos.
------------------------------------------------------------------------
Value Fund                                        .94%         5.90%
Standard & Poor's 500                           -5.56%       -11.89%
Stock Index (unmanaged)


The Fund's strongest contributors to a positive return were companies in consumer-related, financial and health-care businesses. The office-supply store Office Depot, packaging manufacturer Bemis and auto parts retailer Genuine Parts (best known by its store name, NAPA) all posted solid returns. Bank of America and Abbott Labs also contributed good gains.

OUTLOOK

The Federal Reserve's aggressive easing policy--11 federal funds rate cuts in 2001--brought short-term interest rates to very low levels but was not enough to keep us out of a recession. However, the easing should help lay the groundwork for a recovery, which would be good news for stocks in general.

Our long-term opinion of opportunities in the stock market remains favorable. We had good results this year by sticking with the names we selected years ago and held onto. We encourage our shareholders to remain committed to this approach, which is designed to generate positive returns over the long-term.

VALUE FUND



PORTFOLIO COMPOSITION

TOP HOLDINGS ON 12/31/01

                                                                                 % of total
                                                          Industry              market value
===============================================================================================
Genuine Parts Co.                                        Auto Parts                 4.4%
-----------------------------------------------------------------------------------------------
Wendy's International, Inc.                              Restaurants                4.3%
-----------------------------------------------------------------------------------------------
May Department Stores                                      Retail                   4.1%
-----------------------------------------------------------------------------------------------
Bemis Co., Inc.                                     Packaging/Containers            3.9%
-----------------------------------------------------------------------------------------------
Southwest Airlines Co.                                   Air Travel                 3.9%
===============================================================================================


AVERAGE ANNUAL TOTAL RETURNS
periods ended 12/31/01

                                                                                     Since
                                                                                     Inception
                                          1 Year         5 Year       10 Year        (11/90)
-----------------------------------------------------------------------------------------------
Value Fund                                 5.90%         9.05%        12.72%         13.02%
-----------------------------------------------------------------------------------------------
S&P 500 Index                            -11.89%        10.70%        12.94%         14.70%
-----------------------------------------------------------------------------------------------


PERFORMANCE COMPARISON
                                  [LINE GRAPH]


                         Standard & Poor's 500             Homestead Value
                              Stock Index                       Fund
Nov 90                         $10000                          $10000
Dec 91                         $13403                          $11784
Dec 92                         $14423                          $13161
Dec 93                         $15807                          $15639
Dec 94                         $16079                          $16029
Dec 95                         $22115                          $21444
Dec 96                         $27189                          $25292
Dec 97                         $36257                          $32044
Dec 98                         $46618                          $34708
Dec 99                         $56606                          $33595
Dec 00                         $52118                          $36835
Dec 01                         $45929                          $39010


Comparison of the change in value of a $10,000 investment in the Fund at inception and the S&P 500 Index. Past performance is not predictive of future performance. The Value Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

SMALL-COMPANY STOCK FUND



MARKET CONDITIONS

Judging by most broad market equity indices, investors did not resume their love affair with stocks in 2001. The Standard & Poor's 500 Stock Index, NASDAQ Composite and Dow Jones Industrial Average all posted negative returns for the year. Small-company proxies, however, showed that investors' lack of interest was not universal. Your Fund's benchmark, the Russell 2000, an unmanaged index comprised mostly of small companies, posted a 2.49% gain for the year.

There were a number of factors working against stocks this year. The economy continued to slow. Investors demonstrated less tolerance for risk, crimping new investment in stocks. The events of September 11 further weakened the economy and spurred a flight to quality. And, late in the year, there were a number of high-profile corporate bankruptcies that shook investor confidence in the integrity of company financial data.

The Federal Reserve did its part to bring the economy in for a soft landing and offset the impact of negative news items by taking aggressive steps to cut short-term interest rates. Lower rates mean more money is available to banks for lending, and it can put more money in consumers' pockets through mortgage refinancings and other types of debt savings. A low interest rate environment is also generally good for the stock market, but it was not enough to cheer investors this year.

FUND PERFORMANCE & STRATEGY

Your Fund did well despite the difficult investment climate. The arena we invest in--small-company value stocks--turned out to be the ideal place to be in 2001, as investors reconsidered the merits of stocks that had been ignored or abandoned in prior years and were trading at bargain prices. Buying stocks at low prices relative to what analysts and others believe to be their true worth gives investors a cushion of probability that the price is more likely to move up than down. Investors looked especially for small companies, as they are considered to be more nimble than large companies and therefore may be better able to manage periods of economic weakness and quicker to bounce back once a recovery is underway.


                                                Periods ended 12/31/01
TOTAL RETURNS                                    6 Mos.       12 Mos.
------------------------------------------------------------------------
Small-Company Stock Fund                         2.74%        11.17%
Russell 2000                                    -3.94%         2.49%
Stock Index (unmanaged)


A number of the Fund's largest holdings posted double-digit annual gains including Hughes Supply (a distributor of plumbing, HVAC, water, sewer, electrical and other building supplies), Cracker Barrel Restaurants, Clarcor (manufacturer of air filters and consumer-product packaging) and Pactiv (makers of Hefty bags, other storage containers and food service products). Energy holding company Questar, retailer Claires Stores, and Cable Design and Technology, a manufacturer of cables for network communications and specialty electronics, held back gains.

OUTLOOK

Periodically, we remind our shareholders that value investing demands patience. It can take time for investors to come to the same conclusions about our portfolio holdings that we have reached. We did a lot of reminding in the late stages of the bull market, as value stocks were for the most part shut out of the market's advance. An epiphany appears to have occurred in 2001.

Of course, we can't promise the year ahead will deliver such strong results. We are encouraged by signs that the economy should be able to get back on a growth track sooner rather than later and by the Fed's commitment to helping to make that happen.

SMALL-COMPANY STOCK FUND



PORTFOLIO COMPOSITION

TOP HOLDINGS ON 12/31/01

                                                                             % of total
                                                      Industry              market value
===========================================================================================
Hughes Supply, Inc.                          Construction Equip. Distr.         5.3%
-------------------------------------------------------------------------------------------
Valley National Bancorp                                 Banks                   4.8%
-------------------------------------------------------------------------------------------
CBRL Group                                           Restaurants                4.7%
-------------------------------------------------------------------------------------------
Questar Corp.                                        Energy--Gas                4.6%
-------------------------------------------------------------------------------------------
Claire Stores, Inc.                                    Retail                   4.4%
===========================================================================================


AVERAGE ANNUAL TOTAL RETURNS
periods ended 12/31/01


                                                                                 Since
                                                                                 Inception
                                                         1 Year                  (3/98)
--------------------------------------------------------------------------------------------
Small-Company Stock Fund                                 11.17%                  3.32%
--------------------------------------------------------------------------------------------
Russell 2000 Index                                        2.49%                  2.78%
--------------------------------------------------------------------------------------------


PERFORMANCE COMPARISON

                                  [LINE GRAPH]

                                                           Homestead
                             Russell 2000                Small-Company
                                Index                     Stock Fund
Mar 98                         $10000                       $10000
Dec 98                         $ 9080                       $ 8898
Dec 99                         $11992                       $ 8849
Dec 00                         $10835                       $10196
Dec 01                         $11105                       $11335


Comparison of the change in value of a $10,000 investment in the Fund at inception and the Russell 2000 Index. Past performance is not predictive of future performance. The Small-Company Stock Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

INTERNATIONAL STOCK INDEX FUND


Your Fund began operations on January 22, 2001. We welcome all new investors.

MARKET CONDITIONS

For 2001, the Morgan Stanley Capital International EAFE Index lagged the U.S. stock market proxy, the Standard & Poor's 500 Stock Index. As in the U.S., international markets were pulled lower by a continued economic slowdown that was exacerbated by the events of September 11.

Before September 11, conditions in most developed international markets were fragile, but there was some evidence to support a chance for recovery in late 2001. The terrorist attacks caused further weakness in the form of deteriorating consumer confidence, a flight to quality in the financial markets and sharply reduced global demand.

Most EAFE countries followed the lead of the U.S. central bank, the Federal Reserve, and adopted an easier monetary policy. Lower rates were not enough to prop up the flagging economies but should help to support a later recovery.

FUND PERFORMANCE

As this is our first annual report to shareholders, we want to confirm the Fund's objective. This Fund is managed to match the performance of the MSCI EAFE Index. The EAFE Index includes 21 developed market countries in Europe, Australia and the Far East. Indexing is a way for investors to be sure they participate in whatever slice of the market their Fund tracks.

The difference between an index and an index fund's return is called tracking error. Minimizing tracking error is the Fund's objective. A number of factors can contribute to tracking error:

  - operational issues (managing cash flows in and out of the Fund)

  - disparities between the Index's portfolio and the Fund's portfolio

  - fund expenses (the Fund has to pay for transactions, communications and other services, whereas the Index doesn't).


During this reporting period, your Fund closely trailed its benchmark with a difference of just 35 basis points. (A basis point is .01%.)

                                                      From inception to
TOTAL RETURNS                                                  12/31/01
--------------------------------------------------------------------------
International Stock Index Fund                                  -22.50%
MSCI EAFE Index                                                 -22.15%

Only Australia (up 2.66%) and New Zealand (up 9.50%) contributed positively to the Index's total return for the year. Historically, country returns within the EAFE Index have not been this closely correlated. The strong U.S. dollar further hurt returns for U.S. investors.

RETURNS BY COUNTRY

                EAFE Weight by Market Cap        2001 Return
--------------------------------------------------------------
United Kingdom                     25.30%             -16.1%
Japan                              20.11%             -29.3%
France                             10.54%             -23.2%
Germany                             7.89%             -23.5%
Switzerland                         7.43%             -21.9%

OUTLOOK

An index approach means we seek to replicate our benchmark Index's return by establishing and maintaining a portfolio that has similar attributes. This is unlike an actively managed fund, where the portfolio manager takes positions in companies based upon his or her own investment opinion. Even though this Fund's portfolio holdings are determined by the Index's composition, we think it is relevant to share with you information that can help you assess the overall investment landscape.

The forecast for the recovery of international economies and markets remains cloudy. We are encouraged by generally low interest rates, the drawing down of excess inventories, which should work to boost demand, and by improved fundamentals for many global equity markets.

INTERNATIONAL STOCK INDEX FUND



PORTFOLIO COMPOSITION

TOP HOLDINGS OF THE STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO ON 12/31/01

                                                                           % of total
                                                    Industry              market value
========================================================================================
Vodafone Group                                 Cellular Telephones            2.5%
----------------------------------------------------------------------------------------
BP Amoco                                         Integrated Oil               2.5%
----------------------------------------------------------------------------------------
GlaxoSmithKline PLC                              Pharmaceuticals              2.2%
----------------------------------------------------------------------------------------
Nokia Oyj                                      Cellular Telephones            1.9%
----------------------------------------------------------------------------------------
Royal Dutch Petroleum Co.                        Integrated Oil               1.7%
========================================================================================


TOTAL RETURNS
periods ended 12/31/01

                                                                          Since
                                                                          Inception
                                                                          (1/01)
--------------------------------------------------------------------------------------
International Stock Index Fund                                          -22.50%
--------------------------------------------------------------------------------------
MSCI-EAFE Index                                                         -22.15%
--------------------------------------------------------------------------------------


PERFORMANCE COMPARISON
                                  [LINE GRAPH]

                                                      Homestead
                                                   International
                              EAFE Index          Stock Index Fund
Jan 01                         $10000                 $10000
Dec 01                         $ 7785                 $ 7750


Comparison of the change in value of a $10,000 investment in the Fund at inception and the MSCIEAFE Index. Past performance is not predictive of future performance. The International Stock Index Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

NASDAQ-100 INDEX TRACKING STOCK(SM) FUND



Your Fund began operations on January 22, 2001. We welcome all new investors.


MARKET CONDITIONS

For 2001, the Nasdaq-100 Index lagged the U.S. market, represented by the Standard & Poor's 500 Stock Index. The Nasdaq Index's underperformance was largely due to investors continuing to steer clear of technology stocks. Technology remains the Index's largest sector weighting.

In addition to the further winding down of valuations for technology companies, stock markets had to contend with weakening economies at home and abroad, generally lower corporate earnings, a number of high-profile corporate bankruptcies and the terrorist attack on the U.S., which served as a catalyst for further economic weakness. The Federal Reserve took aggressive steps to lower short-term interest rates in an effort to stimulate the economy and avoid a recession. However, in November the National Bureau of Economic Research announced that the economy did in fact slip into a recession in March.

FUND PERFORMANCE

As this is our first annual report to shareholders, we want to confirm the Fund's objective. This Fund is managed to match the performance of the Nasdaq-100 Stock Index. The Fund's benchmark invests in the 100 largest and most actively traded non-financial stocks listed on the Nasdaq Stock Market. Buying shares in an index fund is a way for investors to be sure they participate in whatever slice of the market their Fund tracks.

                                                From inception to
TOTAL RETURNS                                            12/31/01
--------------------------------------------------------------------
Nasdaq-100 Index Tracking                                 -45.00%
Stock Fund
Nasdaq-100 Stock Index                                    -40.30%


The difference between an index's return and an index fund's return is called tracking error. A number of factors can contribute to tracking error:

  - operational issues (the manager has to accommodate shareholder investments and redemptions)

  - disparities between the Index's portfolio and the Fund's portfolio

  - fund expenses (the Fund has to pay for transactions, communications and other services, whereas the Index doesn't).

The Fund's tracking error in this period was larger than we expect it will be once Fund assets have grown. A larger asset base reduces the impact of expenses on the Fund's return and allows us to make larger, more cost-efficient transactions.

OUTLOOK

An index approach means we seek to replicate our benchmark Index's return by establishing and maintaining a portfolio that has similar attributes. This is unlike an actively managed fund, where the portfolio manager takes positions in companies based upon his or her own investment opinion. Even though this Fund's portfolio holdings are determined by the Index's composition, we think it is relevant to share with you information that can help you assess the overall investment landscape.

The current low interest rate environment looks to have shortened the depth and duration of the domestic economy's slump. GDP was positive for the fourth quarter. And, while last year's shakeout in the technology sector was dramatic and Nasdaq-100 Index investors may not be ready to see any silver linings in the clouds just yet, it is true that valuations for many of the companies in the Index have improved.

As we discussed in our semi-annual report, the Index's investments are concentrated in technology companies. Therefore you should expect the Fund to behave pretty much like a technology investment and to experience considerable share price volatility. It continues to be an appropriate complement to your overall portfolio but should not be your sole investment.

NASDAQ-100 INDEX TRACKING STOCK(SM) FUND



PORTFOLIO COMPOSITION

TOP HOLDINGS OF THE NASDAQ-100 INDEX TRACKING STOCK(SM) ON 12/31/01

                                                                              % of total
                                                       Industry              market value
============================================================================================
Microsoft Corp.                                  Applications Software           10.9%
--------------------------------------------------------------------------------------------
Intel Corp.                                         Semiconductors               6.5%
--------------------------------------------------------------------------------------------
Cisco Systems Inc.                                Networking Products            4.2%
--------------------------------------------------------------------------------------------
QUALCOMM Inc.                                Telecommunications Equipment        4.1%
--------------------------------------------------------------------------------------------
Oracle Corp.                                      Enterprise Software            2.8%
============================================================================================


TOTAL RETURNS
periods ended 12/31/01

                                                                     Since
                                                                     Inception
                                                                     (1/01)
--------------------------------------------------------------------------------
Nasdaq-100 Index Tracking Stock(SM) Fund                            -45.00%
--------------------------------------------------------------------------------
Nasdaq-100 Stock Index                                              -40.30%
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON

                                  [LINE GRAPH]

                                                               Homestead
                               Nasdaq-100                   Nasdaq-100 Index
                              Stock Index                Tracking Stock(SM) Fund
Jan 01                          $10000                          $10000
Dec 01                          $ 5970                          $ 5500


Comparison of the change in value of a $10,000 investment in the Fund at inception and the Nasdaq-100 Stock Index. Past performance is not predictive of future performance. The Nasdaq-100 Index Tracking Stock(SM) Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

        FINANCIALS











                                     [PHOTO]

DAILY INCOME FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001



                                                  INTEREST      MATURITY        FACE
                                                   RATE           DATE         AMOUNT         VALUE
------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (61.6% OF PORTFOLIO)
American Express Credit Corp. .................    1.80%        01/11/02    $   800,000  $   799,600
American Express Credit Corp. .................    2.00         01/15/02        600,000      599,533
American Express Credit Corp. .................    1.82         02/21/02        500,000      498,711
American General Finance Corp. ................    1.76         01/10/02      1,400,000    1,399,384
American General Finance Corp. ................    1.90         01/14/02      1,100,000    1,099,245
ChevronTexaco Corp. ...........................    1.83         02/20/02      1,100,000    1,097,204
Coca-Cola Co. .................................    1.80         01/10/02      2,000,000    1,999,100
Coca-Cola Co. .................................    1.74         01/17/02      1,000,000      999,227
Duke Energy Corp. .............................    2.18         01/17/02        324,000      323,686
Duke Energy Corp. .............................    2.00         01/25/02      1,100,000    1,098,533
Duke Energy Corp. .............................    1.74         01/29/02      1,700,000    1,697,699
Exxon Mobil Asset Management Co. ..............    1.75         01/08/02      1,000,000      999,660
Exxon Mobil Asset Management Co. ..............    1.76         01/09/02      2,100,000    2,099,179
General Electric Capital Corp. ................    2.00         01/09/02        900,000      899,600
General Electric Capital Corp. ................    2.10         01/09/02        208,000      207,903
General Electric Capital Corp. ................    1.83         02/21/02      1,100,000    1,097,148
Hewlett-Packard Co. ...........................    1.95         01/15/02      1,000,000      999,242
Hewlett-Packard Co. ...........................    2.06         04/24/02      1,750,000    1,738,684
John Deere Capital Corp. ......................    1.99         01/16/02      1,000,000      999,171
John Deere Capital Corp. ......................    1.75         01/17/02        900,000      899,300
John Deere Capital Corp. ......................    1.83         01/25/02      1,000,000      998,780
Household Finance Corp. .......................    2.00         01/07/02      1,000,000      999,667
IBM Credit Corp. ..............................    1.76         01/09/02      2,000,000    1,999,218
IBM Credit Corp. ..............................    1.76         01/10/02      1,100,000    1,099,516
Merrill Lynch & Co., Inc. .....................    1.92         01/04/02        715,000      714,886
Morgan Stanley Dean Witter & Co. ..............    1.75         01/18/02      1,300,000    1,298,926
Northern Illinois Gas Co. .....................    1.95         01/07/02      1,900,000    1,899,382
Northern Illinois Gas Co. .....................    3.63         03/19/02      1,200,000    1,190,683
Prudential Funding Corp. ......................    1.93         01/07/02      1,100,000    1,099,646
Schering-Plough Corp. .........................    2.02         02/20/02      1,940,000    1,934,557
Texaco, Inc. ..................................    2.07         01/03/02        900,000      899,897
Texaco, Inc. ..................................    2.02         01/11/02      1,000,000      999,439
Tyco Capital Corp. ............................    2.02         01/23/02        800,000      799,012
Tyco Capital Corp. ............................    1.93         01/31/02        900,000      898,552
Wells Fargo Financial, Inc. ...................    2.00         01/09/02        500,000      499,778
Wells Fargo Financial, Inc. ...................    2.01         01/14/02      1,000,000      999,274
Wells Fargo Financial, Inc. ...................    1.88         02/05/02        950,000      948,264
------------------------------------------------------------------------------------------------------
    Total Commercial Paper (Cost $40,831,286) ..........................................  40,831,286
------------------------------------------------------------------------------------------------------

DAILY INCOME FUND

DECEMBER 31, 2001

                                                 INTEREST       MATURITY       FACE
                                                   RATE          DATE         AMOUNT      VALUE
------------------------------------------------------------------------------------------------------
CORPORATE NOTES (28.0% OF PORTFOLIO)
American Express Credit Corp. (a) ..............   6.50%        08/12/02   $ 115,000   $ 116,986
American General Finance Corp. .................   5.80         03/15/02      70,000      70,242
American General Finance Corp. .................   5.70         04/26/02      35,000      35,210
American General Finance Corp. .................   6.55         06/24/02      50,000      50,585
American General Finance Corp. .................   7.45         07/01/02      67,000      68,062
American General Finance Corp. .................   7.45         07/02/02      40,000      40,766
American General Finance Corp. .................   6.77         11/08/02     300,000     308,071
Associates Corp. of N.A. .......................   5.50         02/15/02     480,000     480,457
Associates Corp. of N.A. .......................   7.50         04/15/02     285,000     287,869
Associates Corp. of N.A. .......................   6.50         07/15/02     470,000     476,117
Associates Corp. of N.A. .......................   6.38         07/15/02     100,000     101,209
Associates Corp. of N.A. .......................   5.88         07/15/02     105,000     106,317
Associates Corp. of N.A. .......................   6.95         08/01/02      10,000      10,166
Associates Corp. of N.A. .......................   6.50         08/15/02     100,000     101,775
Associates Corp. of N.A. .......................   6.59         10/07/02     150,000     153,617
Associates Corp. of N.A. .......................   6.50         10/15/02     105,000     107,020
Associates Corp. of N.A. .......................   6.38         10/15/02     100,000     102,177
Baltimore Gas & Electric Co. ...................   7.25         07/01/02     100,000     101,359
Baltimore Gas & Electric Co. ...................   7.25         07/02/02      10,000      10,156
Beneficial Corp. ...............................   6.42         01/15/02      20,000      20,020
Beneficial Corp. ...............................   6.52         07/24/02     300,000     304,926
CIT Group, Inc. ................................   5.80         03/26/02     620,000     621,026
CIT Group, Inc. ................................   6.50         06/14/02     265,000     267,867
CIT Group, Inc. ................................   7.13         06/17/02     100,000     101,158
CIT Group, Inc. ................................   6.38         08/01/02     205,000     207,684
CIT Group, Inc. ................................   6.38         10/01/02     310,000     316,813
Citicorp .......................................   9.50         02/01/02      50,000      50,189
Citicorp .......................................   7.45         06/06/02      90,000      91,122
Coca-Cola Co. ..................................   6.63         10/01/02     101,000     103,130
Commercial Credit Group, Inc. ..................   7.38         03/15/02      61,000      61,383
Commercial Credit Group, Inc. ..................   6.88         05/01/02     304,000     306,876
Commercial Credit Group, Inc. ..................   6.45         07/01/02      90,000      91,177
John Deere Capital Corp. .......................   5.35         01/15/02      50,000      50,014
John Deere Capital Corp. .......................   8.36         01/21/02      17,000      17,034
John Deere Capital Corp. .......................   6.90         10/18/02     100,000     102,700
E.I. DuPont de Nemours & Co. ...................   6.75         10/15/02     145,000     148,313
Ford Motor Credit Co. ..........................   8.24         01/15/02     100,000     100,149
Ford Motor Credit Co. ..........................   8.20         02/15/02     110,000     110,486
Ford Motor Credit Co. ..........................   6.50         02/28/02     484,000     485,102
General Electric Capital Corp. .................   5.28         01/08/02      66,000      65,999
General Electric Capital Corp. .................   5.33         01/11/02      15,000      15,003


DAILY INCOME FUND

DECEMBER 31, 2001



                                                  INTEREST     MATURITY       FACE
                                                    RATE         DATE        AMOUNT       VALUE
------------------------------------------------------------------------------------------------------
CORPORATE NOTES - CONTINUED
General Electric Capital Corp. .................   7.00%        03/01/02   $ 221,000   $ 222,024
General Electric Capital Corp. .................   5.51         03/01/02      60,000      60,069
General Electric Capital Corp. .................   7.38         03/15/02      11,000      11,082
General Electric Capital Corp. .................   7.00         03/15/02      25,000      25,161
General Electric Capital Corp. .................   5.50         04/15/02     350,000     351,354
General Electric Capital Corp. .................   6.65         09/03/02      50,000      51,061
General Electric Capital Corp. .................   6.70         10/01/02      60,000      61,361
General Electric Capital Corp. .................   6.52         10/08/02      59,000      60,177
General Motors Acceptance Corp. ................   6.50         01/14/02      10,000      10,008
General Motors Acceptance Corp. ................   5.50         01/14/02     816,000     816,154
General Motors Acceptance Corp. ................   6.50         01/28/02      15,000      15,022
General Motors Acceptance Corp. ................   6.00         02/01/02     300,000     300,222
General Motors Acceptance Corp. ................   6.75         02/07/02     275,000     275,652
General Motors Acceptance Corp. ................   6.33         02/27/02      20,000      20,047
General Motors Acceptance Corp. ................   5.91         03/11/02      20,000      20,051
General Motors Acceptance Corp. ................   7.75         03/25/02      50,000      50,300
General Motors Acceptance Corp. ................   7.05         04/23/02     100,000     100,825
General Motors Acceptance Corp. ................   6.75         06/17/02      20,000      20,181
General Motors Acceptance Corp. ................   6.30         07/08/02      70,000      70,802
Household Finance Corp. ........................   7.13         05/30/02      20,000      20,235
Household Finance Corp. ........................   6.70         06/15/02      55,000      55,765
Household Finance Corp. ........................   5.88         11/01/02      50,000      51,054
IBM Credit Corp. ...............................   7.00         01/28/02      25,000      25,054
Johnson & Johnson ..............................   7.38         06/29/02     190,000     193,175
Merrill Lynch & Co., Inc. ......................   5.71         01/15/02     208,000     208,112
Merrill Lynch & Co., Inc. ......................   8.00         02/01/02     212,000     212,686
Merrill Lynch & Co., Inc. ......................   5.73         02/26/02      55,000      55,096
Merrill Lynch & Co., Inc. (a) ..................   7.25         05/02/02      70,000      70,571
Merrill Lynch & Co., Inc. ......................   7.36         07/24/02     190,000     193,602
Merrill Lynch & Co., Inc. ......................   7.25         07/26/02     145,000     147,592
Merrill Lynch & Co., Inc. ......................   7.38         08/17/02      10,000      10,209
Merrill Lynch & Co., Inc. ......................   6.64         09/19/02     200,000     204,045
Merrill Lynch & Co., Inc. ......................   8.30         11/01/02      86,000      89,297
Morgan Stanley Dean Witter & Co. ...............   8.10         06/24/02     227,000     231,318
Morgan Stanley Dean Witter & Co. ...............   6.38         08/01/02     521,000     528,511
Norwest Financial, Inc. ........................   7.88         02/15/02     295,000     296,096
Norwest Financial, Inc. ........................   7.75         03/01/02      65,000      65,348
Norwest Financial, Inc. ........................   7.95         05/15/02      10,000      10,152
Norwest Financial, Inc. ........................   6.38         07/16/02     208,000     210,394
Norwest Financial, Inc. ........................   6.25         11/01/02     100,000     102,101
PepsiCo, Inc. ..................................   5.75         01/02/03      25,000      25,591


DAILY INCOME FUND

DECEMBER 31, 2001



                                                                  INTEREST     MATURITY     FACE
                                                                    RATE         DATE      AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - CONTINUED
Philip Morris Cos., Inc. ....................................      7.50%      01/15/02  $ 1,603,000  $ 1,604,417
Philip Morris Cos., Inc. ....................................      7.63       05/15/02      833,000      842,889
Philip Morris Cos., Inc. ....................................      7.13       08/15/02      598,000      610,570
Shell Oil Co. ...............................................      6.70       08/15/02       70,000       71,419
Transamerica Finance Corp. ..................................      2.01       01/03/02    1,000,000      999,888
Transamerica Finance Corp. ..................................      2.06       01/24/02    1,000,000      998,684
Transamerica Finance Corp. ..................................      1.82       02/07/02      300,000      299,439
Transamerica Finance Corp. ..................................      5.93       03/25/02      800,000      801,613
Wal-Mart Stores, Inc. .......................................      6.75       05/15/02      339,000      342,189
Wal-Mart Stores, Inc. .......................................      6.75       05/24/02       50,000       50,458
Wal-Mart Stores, Inc. .......................................      6.88       08/01/02       20,000       20,275
Wells Fargo Financial, Inc. .................................      8.38       05/15/02       30,000       30,423
-----------------------------------------------------------------------------------------------------------------
    Total Corporate Notes (Cost $18,586,153) ......................................................   18,586,153
-----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (3.0% OF PORTFOLIO)
Federal Home Loan Bank ......................................      5.15      02/19/02       10,000        10,000
Federal Home Loan Mortgage Corp. ............................      1.85      01/17/02    1,000,000       999,178
Federal National Mortgage Assn. .............................      6.38      01/16/02       30,000        30,015
Federal National Mortgage Assn. .............................      1.81      01/02/02      912,000       911,954
-----------------------------------------------------------------------------------------------------------------
    Total U.S. Government Agency Obligations (Cost $1,951,147) ....................................    1,951,147
----------------------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNTS (7.4% OF PORTFOLIO)
SSgA Prime Money Market Fund ...............................       1.98 (b)                            3,302,000
SSgA Money Market Fund .....................................       1.86 (b)                            1,590,886
---------------------------------------------------------------------------------------------------------------
    Total Money Market Accounts (Cost $4,892,886) ..................................................   4,892,886
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $66,261,472) - 100% .......................................... $66,261,472
===============================================================================================================

(a) 144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $187,557 and represents less than 1% of net assets.
(b) One day yield at December 31, 2001.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM GOVERNMENT SECURITIES FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001



                                                        INTEREST        MATURITY      FACE
                                                          RATE            DATE       AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES (12.4% OF PORTFOLIO)
Government Export Trust 93-1 ........................     6.00%         03/15/05  $  270,833  $  279,324
Guaranteed Export Certificates 93-C .................     5.20          10/15/04     694,133     703,878
Guaranteed Export Certificates 93-D .................     5.23          05/15/05     268,084     273,014
Guaranteed Export Certificates 95-B .................     6.13          06/15/04      88,235      90,367
Guaranteed Trade Trust 92-A .........................     7.02          09/01/04     162,500     171,407
Small Business Administration 92-10 A ...............     6.70          01/01/02       5,359       5,359
Small Business Administration 92-10 C ...............     7.15          09/01/02      13,380      13,781
Small Business Administration 93-J ..................     5.90          10/01/13     200,395     204,949
Small Business Administration 98-E ..................     6.30          05/01/18     163,642     167,479
Small Business Administration 98-H ..................     6.15          08/01/18      84,828      86,253
Small Business Investment Companies 95-10 ...........     6.88          09/01/05     848,665     897,863
Small Business Investment Companies 99-10 ...........     6.24          03/01/09   1,049,574   1,059,241
---------------------------------------------------------------------------------------------------------------
    Total Asset Backed Securities (Cost $3,821,722) .........................................  3,952,915
---------------------------------------------------------------------------------------------------------------

MORTGAGE BACKED SECURITIES (14.9% OF PORTFOLIO)
GNMA #1928 .........................................      7.00          11/20/09      54,689      57,132
GNMA #5144 .........................................      7.25          11/15/04      41,773      43,189
GNMA #8054 .........................................      7.63          10/20/22      87,497      90,136
GNMA #8215 .........................................      7.38          04/20/17      54,752      56,217
GNMA #8393 .........................................      7.75          08/20/18      59,003      61,076
GNMA #8423 .........................................      6.38          05/20/24      99,420     102,087
GNMA #8877 .........................................      6.38          05/20/26      69,035      70,824
GNMA #80053 ........................................      6.38          03/20/27      55,831      56,997
GNMA #80058 ........................................      7.38          04/20/27      59,218      60,722
GNMA #510280 .......................................      6.00          08/15/14     133,410     135,290
GNMA #780336 .......................................      6.50          02/15/11      97,469     101,126
GNMA 94-1 ..........................................      7.63          08/16/23      17,064      17,106
GNMA 96-4 ..........................................      7.00          04/16/26     100,000     102,346
GNMA 96-5 ..........................................      7.00          11/16/20      50,443      50,937
GNMA 97-11 .........................................      4.00          10/20/25      88,769      88,694
GNMA 97-4 B ........................................      7.00          08/20/26      24,555      24,653
GNMA 97-5 ..........................................      7.00          10/20/25     500,000     518,026
GNMA 97-8 ..........................................      7.00          05/16/23     129,770     130,127
GNMA 99-23 .........................................      6.50          09/20/23     102,246     105,009
GNMA 99-27 .........................................      7.50          08/16/27      90,637      91,368
GNMA 99-32 .........................................      7.00          08/20/27     140,000     141,430
GNMA 00-1 ..........................................      7.50          12/20/23     112,124     112,976
GNMA 01-15 .........................................      6.38          10/20/29     209,649     212,957
GNMA 01-53 .........................................      6.50          11/20/31     250,000     248,799
Vendee Mortgage Trust 92-2 .........................      7.00          05/15/08   1,000,000   1,046,480
Vendee Mortgage Trust 95-3 .........................      7.25          06/15/04     250,000     262,657

SHORT-TERM GOVERNMENT SECURITIES FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001



                                                                    INTEREST    MATURITY       FACE
                                                                      RATE        DATE        AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - CONTINUED
Vendee Mortgage Trust 96-3 ........................................   6.75%     08/15/20   $  225,000  $  234,205
Vendee Mortgage Trust 98-3 ........................................   6.50      05/15/15       80,073      80,985
Vendee Mortgage Trust 99-2 ........................................   6.50      04/15/14       98,151     100,281
Vendee Mortgage Trust 01-1 ........................................   7.00      01/01/31      350,000     362,030
-------------------------------------------------------------------------------------------------------------------
    Total Mortgage Backed Securities (Cost $4,673,562) ..............................................   4,765,862
-------------------------------------------------------------------------------------------------------------------
U. S. GOVERNMENT AND AGENCY OBLIGATIONS (58.7% OF PORTFOLIO)
Israel Trust .....................................................    9.40      05/15/02        6,473       6,567
Israel Trust .....................................................    0.00(a)   05/15/03      117,000     112,043
Nafinsa Export/Import Trust (b) ..................................    6.79      08/01/04      150,000     155,760
National Archives Facility Trust .................................    8.50      09/01/19       65,793      76,726
PEFCO Finance Corp. (b) ..........................................    5.31      11/15/03    1,000,000   1,026,970
Private Export Funding Corp. .....................................    7.30      01/31/02      480,000     481,949
Private Export Funding Corp. .....................................    5.65      03/15/03       62,250      63,416
Private Export Funding Corp. .....................................    8.75      06/30/03      450,000     488,600
Private Export Funding Corp. .....................................    5.48      09/15/03      261,600     266,105
Private Export Funding Corp. .....................................    6.86      04/30/04      225,000     236,435
Private Export Funding Corp. .....................................    6.31      09/30/04      525,000     558,330
Private Export Funding Corp. .....................................    5.53      04/30/06      250,000     257,766
Private Export Funding Corp. .....................................    7.95      11/01/06      350,000     386,746
Smith Enron Shipbuilding .........................................    5.97      12/15/06      342,116     344,576
Turkey Trust .....................................................    0.00(a)   05/15/04      500,000     456,011
U.S. Department of Housing and Urban Development .................    6.36      08/01/04       30,000      31,901
U.S. Treasury Note ...............................................    6.63      04/30/02    3,000,000   3,047,931
U.S. Treasury Note ...............................................    6.00      07/31/02      100,000     102,481
U.S. Treasury Note ...............................................    5.63      12/31/02    4,000,000   4,140,468
U.S. Treasury Note ...............................................    5.50      01/31/03      500,000     517,890
U.S. Treasury Note ...............................................    4.75      02/15/04      250,000     258,125
U.S. Treasury Note ...............................................    5.88      11/15/04    5,000,000   5,294,140
U.S. Treasury Note ...............................................    6.50      10/15/06      250,000     272,276
U.S. Treasury Note Strips ........................................    0.00(a)   11/15/12      356,906     174,827
-------------------------------------------------------------------------------------------------------------------
    Total U.S. Government and Agency Obligations (Cost $18,626,243) .................................  18,758,039
-------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS (1.0% OF PORTFOLIO)
Albany NY Industrial Development Authority ......................     7.29      08/01/04      160,000     162,800
Fairfax County VA Redevelopment & Housing Authority .............     7.29      08/01/04      155,000     157,757
-------------------------------------------------------------------------------------------------------------------
    Total Municipal Bonds (Cost $316,937) .............................................................   320,557
-------------------------------------------------------------------------------------------------------------------

SHORT-TERM GOVERNMENT SECURITIES FUND

DECEMBER 31, 2001



                                                                     INTEREST   MATURITY      FACE
                                                                       RATE       DATE       AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BILLS (8.6% OF PORTFOLIO)
U.S. Treasury Bill ..............................................    1.66%(c)   01/10/02   1,500,000  $  1,499,379
U.S. Treasury Bill ..............................................    1.71(c)    01/24/02   1,250,000     1,248,634
-------------------------------------------------------------------------------------------------------------------
    Total U.S. Treasury Bills (Cost $2,748,013) ......................................................   2,748,013
-------------------------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNTS (4.4% OF PORTFOLIO)
Vanguard Money Market Reserves U.S. Treasury ...................     3.77 (c)                            1,419,883
-------------------------------------------------------------------------------------------------------------------
    Total Money Market Accounts (Cost $1,419,883) ....................................................   1,419,883
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $31,606,360) - 100% ............................................ $31,965,269
-------------------------------------------------------------------------------------------------------------------


(a) Zero coupon security, purchased at a discount.
(b) 144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $1,182,730 and represents 3.7% of net assets.
(c) One day yield at December 31, 2001.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM BOND FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001


                                                 INTEREST       MATURITY      FACE
                                                   RATE           DATE       AMOUNT       VALUE
----------------------------------------------------------------------------------------------------
CORPORATE BONDS (45.2% OF PORTFOLIO)
BASIC INDUSTRIES - 5.4%
  Archer Daniels Midland Co. ...................   0.00% (a)    05/01/02    $225,000    $223,652
  Caterpillar, Inc. ............................   7.98         01/14/02     800,000     801,269
  Cooper Industries, Inc. ......................   5.88         02/20/03     100,000     102,452
  Corning, Inc. ................................   8.25         03/15/02     250,000     249,915
  Corning, Inc. ................................   6.00         08/15/03     500,000     501,662
  DaimlerChrysler N.A. Corp. ...................   7.13         03/01/02     500,000     502,908
  Dow Chemical Co. .............................   8.63         04/01/06     150,000     170,618
  Eastman Kodak Co. ............................   9.38         03/15/03     250,000     261,470
  Exxon Capital Corp. ..........................   0.00(a)      11/15/04     200,000     178,495
  Grand Metropolitan Investment Co. ............   0.00(a)      01/06/04     715,000     654,690
  Harsco Corp. .................................   6.00         09/15/03     625,000     644,830
  Honeywell International, Inc. ................   9.88         06/01/02     150,000     154,581
  Honeywell International, Inc. ................   0.00(a)      08/01/03     185,000     175,620
  Ingersoll-Rand Co. ...........................   6.78         08/12/02     370,000     378,737
  Ingersoll-Rand Co. ...........................   5.80         06/01/04     600,000     617,838
  Johnson & Johnson ............................   8.72         11/01/24     500,000     569,190
  Occidental Petroleum Corp. ...................   6.50         04/01/05     500,000     518,435
  Occidental Petroleum Corp. ...................   6.75         11/15/02   1,000,000   1,028,220
  TRW Inc. .....................................   6.50         06/01/02   1,000,000   1,008,385
  Xerox Capital Corp. PLC ......................   5.75         05/15/02     500,000     492,229
----------------------------------------------------------------------------------------------------
    Total Basic Industries ..........................................................  9,235,196
----------------------------------------------------------------------------------------------------

CONSUMER NON-DURABLE GOODS - 3.1%
Auto Parts
  Cooper Tire & Rubber Co. .....................   7.25         12/16/02   1,000,000   1,018,038
Retail
  Gap, Inc. ....................................   5.63         05/01/03     250,000     225,000
  Sears Roebuck Acceptance Corp. ...............   8.17         01/14/02     100,000     100,118
  Sears Roebuck Acceptance Corp. ...............   6.68         02/01/02     300,000     301,047
  Sears Roebuck Acceptance Corp. ...............   6.63         07/09/02     245,000     250,459
  Sears Roebuck Acceptance Corp. ...............   6.80         10/09/02     900,000     928,771
  Sears Roebuck Acceptance Corp. ...............   6.82         10/17/02     867,000     895,463
  Wal-Mart Stores, Inc. ........................   8.75         12/29/06   1,000,000   1,004,640
  Wal-Mart Stores, Inc. ........................   8.50         09/15/24     425,000     474,688
----------------------------------------------------------------------------------------------------
    Total Consumer Non-Durable Goods ...............................................   5,198,224
----------------------------------------------------------------------------------------------------

FINANCE - 13.6%
Banks
  Bayerische Landesbank NY .....................   6.20         02/09/06     825,000     843,218
  First Chicago Corp. ..........................   4.25(c)      07/28/03     175,000     175,092
  Fleet National Bank ..........................   2.23(c)      07/31/02     315,000     315,219



SHORT-TERM BOND FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001



                                                  INTEREST      MATURITY      FACE
                                                    RATE          DATE       AMOUNT       VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BONDS - CONTINUED
  National City Bank of Cleveland ...............  7.10%        09/25/12  $  800,000  $  810,630
  NationsBank Corp. .............................  7.23         08/15/12     200,000     203,674
  Republic New York Corp. .......................  5.00(c)      08/07/02     850,000     863,459
  Suntrust Banks, Inc. ..........................  2.47(c)      04/22/02     500,000     500,255
Financial Services
  American Express Credit Corp., ................  7.45(c)      08/10/05   1,100,000   1,188,725
  Beneficial Corp. ..............................  6.77         08/26/04     725,000     759,757
  Beneficial Corp. ..............................  6.85         09/13/04     290,000     304,429
  Beneficial Corp. ..............................  6.25         02/18/13     400,000     412,760
  CIT Group, Inc. ...............................  2.05(c)      09/13/02   1,000,000   1,000,334
  CIT Group, Inc. ...............................  7.38         03/15/03     500,000     525,332
  CIT Group, Inc. ...............................  5.57         12/08/03     625,000     643,619
  Ford Motor Credit Co. .........................  6.50         02/28/02   1,075,000   1,081,326
  GATX Capital Corp. ............................  6.36         12/16/02     450,000     440,438
  General Electric Capital Corp. ................  1.71(c)      05/01/50     494,000     485,706
  General Motors Acceptance Corp. ...............  5.50         01/14/02   1,250,000   1,250,937
  General Motors Acceptance Corp. ...............  6.00         02/01/02     100,000     100,229
  General Motors Acceptance Corp. ...............  5.91         03/11/02     360,000     362,665
  General Motors Acceptance Corp. ...............  6.75         09/09/02     130,000     133,621
  General Motors Acceptance Corp. ...............  7.00         09/15/02     110,000     112,882
  General Motors Acceptance Corp. ...............  6.48         05/01/06   1,000,000   1,006,289
  Heller Financial, Inc. ........................  2.51(c)      04/26/02     150,000     150,249
  Heller Financial, Inc. ........................  7.50         08/23/02   1,000,000   1,034,082
  Household Finance Corp. .......................  6.08         03/08/06     292,500     306,075
  Household Finance Corp. .......................  6.13         07/15/12     820,000     834,383
  Transamerica Financial Corp. ..................  7.25         08/15/02     110,000     113,086
  Xtra, Inc. ....................................  7.80         02/03/03     500,000     522,880
Insurance
  CHUBB Capital Corp. ...........................  6.88         02/01/03     250,000     261,207
  Liberty Mutual Capital Corp. (b) ..............  7.98         12/01/02     500,000     520,165
  Liberty Mutual Capital Corp. (b) ..............  8.10         01/14/05   1,250,000   1,358,396
  Nationwide Mutual Insurance (b) ...............  6.50         02/15/04     150,000     156,307
  Providian Corp. ...............................  7.85         06/23/04     350,000     375,607
  St. Paul Co., Inc. ............................  6.62         03/03/03     250,000     259,312
  St. Paul Co., Inc. ............................  6.40         08/18/03     500,000     515,649
  St. Paul Co., Inc. ............................  7.18         05/05/04     350,000     369,568
Security & Commodity Brokers
  Goldman Sachs Group ...........................  5.90         01/15/03   1,000,000   1,031,470
  Merrill Lynch & Co. ...........................  5.71         01/15/02   1,250,000   1,251,411
  Salomon, Inc. .................................  7.30         05/15/02     400,000     407,356
---------------------------------------------------------------------------------------------------
    Total Finance ..................................................................  22,987,799
---------------------------------------------------------------------------------------------------

SHORT-TERM BOND FUND

DECEMBER 31, 2001




                                                 INTEREST      MATURITY      FACE
                                                   RATE           DATE      AMOUNT       VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BONDS - CONTINUED
TRANSPORTATION - 5.4%
Railroad
  CSX Corp. ....................................   6.55%        03/15/02  $  725,000  $  730,008
  CSX Corp. ....................................   6.65         06/15/04     450,000     469,498
  CSX Corp. ....................................   6.36         03/15/05   1,000,000   1,036,468
  Norfolk Southern Railway Corp. ...............   5.80         04/01/03     100,000     101,600
  Norfolk Southern Railway Corp. ...............   5.37         07/15/04     900,000     918,911
  Union Pacific Railroad Co. ...................   7.06         05/15/03   1,900,000   1,968,096
  Union Tank Car Co. ...........................   6.00         03/15/02   1,500,000   1,510,726
  Union Tank Car Co. ...........................   6.63         10/03/04   1,400,000   1,480,217
  Union Tank Car Co. ...........................   6.57         01/02/14     467,536     477,069
  United Parcel Service, Inc. ..................   6.00         08/15/06     500,000     501,976
----------------------------------------------------------------------------------------------------
    Total Transportation ............................................................  9,194,569
----------------------------------------------------------------------------------------------------

UTILITIES - 17.7%
Electric & Gas
  Baltimore Gas and Electric Co. ...............   6.75         12/15/02     350,000     361,906
  Central Hudson Gas & Electric Corp. ..........   7.97         06/11/03     250,000     263,386
  Central Hudson Gas & Electric Corp. ..........   7.85         07/02/04   1,000,000   1,072,078
  Cleveland Electric Illuminating Co. ..........   7.63         08/01/02     100,000     102,333
  Colonial Pipeline Co. (b) ....................   7.45         08/15/07     500,000     528,177
  Consolidated Edison Co. NY, Inc. .............   6.63         02/01/02     150,000     150,407
  Delmarva Power & Light Co. ...................   6.59         10/01/02     275,000     281,904
  DTE Capital Corp. (b) ........................   6.17         06/15/38     915,000     934,798
  Duke Capital Corp. ...........................   7.25         10/01/04   1,000,000   1,067,172
  Duquesne Light Co. ...........................   6.63         06/15/04     182,000     181,748
  Energy Acquisition Corp. .....................   6.15         03/01/02   1,000,000   1,004,270
  Florida Power and Light Co. ..................   6.63         02/01/03     396,000     397,226
  Florida Power and Light Co. ..................   6.88         04/01/04     200,000     200,476
  Illinois Power Co. ...........................   6.25         07/15/02     500,000     504,457
  Jersey Central Power & Light Co. .............   7.13         10/01/04     500,000     512,995
  Kansas City Power & Light Co. ................   6.50         05/01/03     200,000     206,968
  Midwest Power Systems, Inc. ..................   7.38         02/01/08   1,000,000   1,023,160
  National Fuel Gas Co. ........................   7.30         02/18/03     500,000     519,480
  National Fuel Gas Co. ........................   6.21         08/12/27     700,000     711,340
  New Orleans Public Service Co. ...............   7.00         03/01/03     500,000     512,911
  Niagara Mohawk Power Corp. ...................   5.88         09/01/02   1,000,000   1,018,810
  Northern Indiana Public Service Co. ..........   7.50         04/01/02     837,000     839,468
  Northern Indiana Public Service Co. ..........   7.53         07/08/15     500,000     494,411
  Ohio Valley Electric Corp. ...................   5.94         02/12/06   1,000,000   1,004,264
  Potomac Electric Power Co. ...................   6.25         10/15/07     250,000     259,362
  Public Service Electric & Gas Co. ............   7.19         09/06/02     500,000     514,900


SHORT-TERM BOND FUND

DECEMBER 31, 2001




                                                 INTEREST       MATURITY      FACE
                                                   RATE           DATE       AMOUNT       VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BONDS - CONTINUED
  Sempra Energy Corp. ...........................  6.80%        07/01/04  $  450,000  $  464,859
  South Carolina Electric & Gas Co. .............  7.63         04/01/25   1,475,000   1,612,566
  Southern California Gas Co. ...................  6.87         08/15/02     750,000     767,993
  Southern California Gas Co. ...................  5.75         11/15/03     250,000     256,632
  Southern California Gas Co. ...................  5.67         01/18/28   1,000,000   1,015,013
  Southwestern Electric Power Co. ...............  7.75         06/01/04     500,000     537,077
  Tampa Electric Co. ............................  7.38         09/01/02   1,000,000   1,025,093
  Teco Energy, Inc. .............................  7.00         10/01/15     300,000     307,652
  Union Electric Co. ............................  6.88         08/01/04   1,000,000   1,054,582
  Washington Gas Light Co. ......................  6.50         02/24/23     500,000     516,430
  Washington Gas Light Co. ......................  6.40         07/22/27     250,000     261,595
Telephone
  AT&T Corp. ....................................  7.13         01/15/02     715,000     715,799
  Bell Telephone Co. ............................  4.38         02/01/03   1,210,000   1,209,606
  Chesapeake & Potomac Telephone Co. ............  4.38         01/01/02     151,000     151,000
  Chesapeake & Potomac Telephone Co. ............  5.88         06/01/04     900,000     896,969
  Chesapeake & Potomac Telephone Co. ............  5.25         05/01/05     250,000     250,403
  Comcast Cellular Holdings, Inc. ...............  9.50         05/01/07     950,000   1,010,305
  GTE North, Inc. ...............................  9.19         01/01/22     500,000     516,609
  Indiana Bell Telephone, Inc. ..................  4.38         06/01/03   1,155,000   1,151,294
  New Jersey Bell Telephone Co. .................  4.63         06/01/05     375,000     368,062
  New Yorkl Telephone Co. .......................  4.63         01/01/04     200,000     199,736
  Northwestern Bell Telephone Co. ...............  4.38         03/01/03     875,000     870,184
  NYNEX Corp. ...................................  9.55         05/01/10     130,597     145,613
---------------------------------------------------------------------------------------------------
    Total Utilities ................................................................  29,973,479
---------------------------------------------------------------------------------------------------
    Total Corporate Bonds (Cost $75,260,204) .......................................  76,589,267
---------------------------------------------------------------------------------------------------

FOREIGN BONDS (0.4% OF PORTFOLIO)
Hydro-Quebec ....................................  6.50         07/16/03     100,000     104,283
Hydro-Quebec ....................................  6.27         01/03/26      80,000      82,702
Inter-American Development Bank .................  6.00         08/19/03     250,000     261,486
Trans-Canada Pipelines ..........................  6.43         03/15/29     250,000     260,472
---------------------------------------------------------------------------------------------------
    Total Foreign Bonds (Cost $680,258) ............................................     708,943
---------------------------------------------------------------------------------------------------

ASSET BACKED SECURITIES (14.9% OF PORTFOLIO)
ACLC Franchise Loan Receivables Trust 97-B (b) ..  6.73(c)      04/15/14   2,380,845   2,294,149
Americredit Automobile Receivables Trust 98-B ...  6.06         12/12/02      66,614      66,802
Americredit Automobile Receivables Trust 99-A ...  5.88         12/05/05   1,575,466   1,610,439
Arcadia Automobile Receivables Trust 97-C .......  6.55         06/15/05     425,792     429,381
Arcadia Automobile Receivables Trust 98-B A4 ....  6.00         11/15/03     782,599     794,758


SHORT-TERM BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001




                                                              INTEREST       MATURITY      FACE
                                                                RATE           DATE       AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES - CONTINUED
Arcadia Automobile Receivables Trust 99-A ...................   6.12%        12/15/06  $1,500,000  $1,547,277
Auto Leasing Investors 97-A5 (b) ............................   6.08         02/13/04     725,000     749,584
Bank Boston Marine Trust 97-2 ...............................   6.82         04/15/13     183,000     191,289
Chase Manhattan Grantor Trust 92-4 ..........................   5.80         02/17/03      28,167      28,208
CIT RV Trust 98-A ...........................................   6.09         02/15/12     850,000     885,073
CIT RV Trust 99-A ...........................................   6.24         08/15/15     200,000     205,537
CPS Auto Trust 97-2 .........................................   6.65         10/15/02      10,172      10,183
CPS Auto Trust 98-1 .........................................   6.00         08/15/03     358,451     358,162
Credit Card Merchant Voucher 97-A (b) .......................   6.23(c)      08/01/02     243,117     243,859
Discover Card Trust 97-2 ....................................   6.79         04/16/10     369,292     380,715
Discover Card Trust 99-2 ....................................   5.90         10/15/04   1,500,000   1,516,527
DVI Receivables Corp. .......................................   5.76(c)      10/11/06     700,000     718,829
First Bank Corporate Card Master Trust 97-1 .................   6.40         02/15/03      70,000      70,369
First Security Auto Grantor Trust 98-A ......................   5.97         04/15/04     125,638     125,828
Fleetwod Credit Corp. Trust 96-A ............................   6.75         10/17/11     144,708     149,285
Franklin Auto Trust 98-1 ....................................   5.65         01/17/06     483,169     484,974
Government Export Trust 93-1 ................................   6.00         03/15/05     189,583     195,527
Household Consumer Loan Trust 95-1 ..........................   2.32(c)      09/15/05     230,752     231,128
John Deere Owner Trust 99-A .................................   5.94         10/15/02     350,410     351,086
Metlife Capital Equipment Loan Trust 97-A ...................   6.85         05/20/08   1,653,361   1,713,227
Metris Master Trust 97-1 ....................................   6.87         10/20/05   1,505,000   1,526,932
Peachtree Franchise Loan, LLC 99-A (b) ......................   6.68         01/15/21     615,039     621,656
Pemex Finance LTD (b) .......................................   6.13         11/15/03     266,665     272,148
PNC Student Loan Trust I 97-C ...............................   6.57         01/25/04     125,000     129,508
Railcar Trust 92-1 ..........................................   7.75         06/01/04      98,458     103,296
Sky Financial Medical Loan Securitization Corp. 01-A (b) ....   6.43         12/15/11   2,248,027   2,337,072
Small Business Administration 92-10 .........................   7.15         09/01/02      22,300      22,968
Small Business Administration 99-B ..........................   6.00         03/01/09     226,414     235,079
Team Fleet Financing Corp. 99-3A (b) ........................   6.70         06/25/03   4,100,000   4,179,253
Union Acceptance Corp. 98-D A4 ..............................   5.81         03/08/04     383,522     388,248
---------------------------------------------------------------------------------------------------------------
    Total Asset Backed Securities (Cost $24,672,719) ............................................  25,168,356
---------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES (18.8% OF PORTFOLIO)
Aames Mortgage Trust 98-A ...................................   2.09(c)      03/15/28      12,078      11,880
Advanta Home Equity Loan Trust 92-3 .........................   6.05         09/25/08      61,965      62,899
Advanta Home Equity Loan Trust 93-2 .........................   6.15         10/25/09      29,747      29,704
Advanta Mortgage Loan Trust 93-3 ............................   4.90         01/25/10       1,661       1,662
Advanta Mortgage Loan Trust 93-4 ............................   5.70         03/25/25     118,731     120,032
Advanta Mortgage Loan Trust 94-1 A1 .........................   6.30         07/25/25     241,111     247,627
Advanta Mortgage Loan Trust 94-1 A2 .........................   6.30         07/25/25     249,533     255,345
American Business Financial Services 96-2 ...................   7.53         02/15/28     192,108     199,967

SHORT-TERM BOND FUND

DECEMBER 31, 2001


                                                 INTEREST       MATURITY      FACE
                                                   RATE           DATE       AMOUNT       VALUE
----------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - CONTINUED
American Business Financial Services 99-1 .......  6.58%        05/25/30  $1,041,304  $1,075,013
Chase Mortgage Finance Corp. 93-N ...............  6.75         11/25/24     126,249     128,016
Chase Mortgage Finance Corp. 94-B ...............  6.75         02/25/25      72,442      72,760
Chase Mortgage Finance Corp. 94-L ...............  7.50         11/25/10     250,000     258,405
Chase Mortgage Finance Corp. 98-S4 ..............  6.90         08/25/28     606,145     621,457
Chemical Mortgage Acceptance Corp. 88-2 .........  7.41(c)      05/25/18      92,243      93,231
CITICORP Mortgage Securities, Inc. 88-11 ........  6.76(c)      08/25/18     323,773     323,145
CITICORP Mortgage Securities, Inc. 88-17 ........  6.24(c)      11/25/18     323,606     322,978
CITICORP Mortgage Securities, Inc. 92-16 ........  7.50         09/25/22      13,289      13,439
CITICORP Mortgage Securities, Inc. 98-6 .........  6.80         07/25/28     108,496     106,281
CMC Securities Corp. 93-E .......................  6.50         11/25/08     427,111     429,695
CMO Trust 17 ....................................  7.25         04/20/18      19,494      19,461
Contimortgage Home Equity Loan Trust 95-2 .......  8.10         08/15/25     658,788     658,218
CoreStates Home Equity Trust 94-1 ...............  6.65         05/15/09      95,546      97,711
Countrywide Funding Corp. 87-2 ..................  6.54(c)      02/25/18      98,348      98,211
Countrywide Funding Corp. 98-15 .................  6.75(c)      10/25/28     500,000     510,885
Countrywide Funding Corp. 99-1 ..................  6.75(c)      06/25/29     442,321     451,552
DLJ Mortgage Acceptance Corp. 91-3 ..............  6.43(c)      02/20/21     335,847     340,464
Equivantage Home Equity Loan Trust 95-2 .........  6.85         05/25/22      45,608      45,920
Federal Deposit Insurance Credit Corp. 96-C1 ....  6.75         05/25/26     257,780     263,801
Federal National Mortgage Association 98-17 .....  6.50         04/18/28     302,668     295,842
FHLMC 2055 ......................................  6.50         04/15/14     180,000     177,294
FHLMC 2108 ......................................  6.25         04/15/27     805,418     794,942
FHLMC 2122 ......................................  6.25         02/15/29     202,506     196,964
FHLMC 218209 ....................................  8.50         06/01/02       5,809       5,882
FHLMC 2274 ......................................  6.50         01/15/31     177,291     177,084
FHLMC 2275 ......................................  6.50         01/15/31     293,388     284,168
FHLMC 2292 ......................................  6.50         03/15/31     210,131     209,824
FHLMC 2322 ......................................  6.50         06/15/31     944,279     937,445
FHLMC 2326 ......................................  6.50         03/15/31     587,717     585,027
First Alliance Mortgage Loan Trust 94-1 .........  5.85         04/25/25     171,141     170,895
First Alliance Mortgage Loan Trust 94-2 .........  7.63         07/25/25     355,918     371,776
First Alliance Mortgage Loan Trust 94-3 .........  7.83         10/25/25      30,144      30,064
First Greensboro Home Equity Loan Trust 98-1 ....  6.55         12/25/29     534,461     551,860
First Plus Home Loan Trust 97-3 .................  7.22         11/10/20   1,000,000   1,039,879
First Plus Home Loan Trust 97-4 .................  6.82         10/10/18      61,759      62,237
FNMA REMIC 01-11 ................................  6.50         07/18/28       3,110       3,106
FNMA REMIC 93-140 ...............................  7.00         07/25/12      22,853      23,315
FNMA REMIC 93-68 ................................  6.00         05/25/08      39,326      40,048
FNMA REMIC 93-79 ................................  7.00         06/25/23     250,000     248,052
FNMA REMIC 96-4 .................................  7.00         08/25/23      15,211      15,206


SHORT-TERM BOND FUND

DECEMBER 31, 2001


                                                     INTEREST       MATURITY      FACE
                                                       RATE           DATE       AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - CONTINUED
Fremont Home Loan Owners Trust 99-2 .................   7.28%        06/25/29   $ 798,134   $ 830,181
GE Capital Mortgage Services, Inc. 94-1 .............   6.50         03/25/24      71,923      73,326
GE Capital Mortgage Services, Inc. 98-8 .............   6.20         04/25/28     510,270     515,791
GE Capital Mortgage Services, Inc. 99-11 ............   6.50         07/25/29     507,910     515,920
GNMA 99-27 ..........................................   7.50         08/16/27     181,273     182,736
Green Tree Home Improvement Loan Trust 99-E .........   7.18         06/15/15      56,448      57,700
HomEq Residential Trust 01-I ........................   5.89(c)      05/15/19     500,000     512,613
Housing Securities Inc. 92-EA .......................   7.50         10/25/07     260,696     260,897
Housing Securities Inc. 94-1 ........................   7.50         03/25/09      84,298      88,364
Housing Securities Inc. 94-2 ........................   6.50         07/25/09      89,652      92,640
Irwin Home Equity 97-2 ..............................   6.77         01/15/14     326,802     336,002
Merrill Lynch Mortgage Investors, Inc. 94-A .........   6.39(c)      02/15/09      57,664      59,002
Merrill Lynch Mortgage Investors, Inc. 96-C2 ........   6.69         11/21/28      54,332      55,281
Morgan Stanley Capital I 97-ALIC A1B ................   6.44         11/15/02     205,661     206,430
Morgan Stanley Capital I 97-ALIC A2 .................   5.99         03/15/05     284,762     293,814
Mortgage Capital Funding, Inc. 98-MC3 ...............   6.00         11/18/31     329,190     336,646
New Century Home Equity Loan Trust 97-NC5 ...........   6.70(c)      10/25/28     118,041     122,568
New Century Home Equity Loan Trust 97-NC6 ...........   7.01(c)      05/25/26     165,000     172,173
Nomura Asset Securities Corp. 94-4B .................   8.30         09/25/24      12,873      12,933
Norwest Asset Securities Corp. 97-10 ................   7.00         08/25/27     385,064     391,851
Norwest Asset Securities Corp. 98-2 .................   6.50         02/25/28     191,943     195,576
Norwest Asset Securities Corp. 99-14 ................   6.50         06/25/29     679,790     695,377
Norwest Asset Securities Corp. 99-22 ................   6.50         09/25/14     315,680     322,663
PNC Mortgage Securities Corp. 98-6 ..................   6.75(c)      08/25/13     173,423     176,466
Residential Accredit Loans, Inc. 95-QS1 .............   7.50         09/25/26   1,000,000   1,040,168
Residential Accredit Loans, Inc. 98-QS1 .............   7.00         01/25/28     123,007     123,298
Residential Asset Securities Corp. 99-KS1 ...........   6.11         05/25/25     441,259     447,428
Residential Asset Securitization Trust 98-A12 .......   6.80         11/25/28     500,000     510,010
Residential Asset Securitization Trust 98-A8 ........   6.75         08/25/28     329,379     331,451
Residential Asset Securitization Trust 99-A1 ........   6.75         03/25/29     445,328     455,157
Residential Funding Mortgage Securities I 01-S24 ....   6.00         10/25/31     925,191     928,975
Residential Funding Mortgage Securities I 99-S16 ....   6.75         01/25/13     448,767     458,303
Residential Funding Mortgage Securities II 01-HI3 ...   5.70         10/25/14     875,000     892,462
Ryland Mortgage Securities Corp. 93-4 ...............   7.50         08/25/24       3,538       3,538
Salomon Brothers Mortgage Securities 00-NL1 (b) .....   6.91         09/15/08   1,190,000   1,237,701
Salomon Brothers Mortgage Securities 97-LB2 .........   6.82         12/25/27     136,123     141,652
Salomon Brothers Mortgage Securities 98-NC7 .........   6.84         01/25/29     350,000     364,580
Structured Asset Securities Corp. 98-RF1 (b) ........   8.66(c)      04/15/27     429,525     472,299
Structured Mortgage Asset Residential Trust 92-10A ..   7.50(c)      11/25/08     220,734     229,340
Structured Mortgage Asset Residential Trust 93-5 ....  10.19(c)      06/25/24      43,213      47,996
TMS Home Equity Trust 93-C ..........................   5.75         10/15/22      28,012      28,514


SHORT-TERM BOND FUND

DECEMBER 31, 2001


                                                     INTEREST       MATURITY      FACE
                                                       RATE           DATE       AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - CONTINUED
TMS Home Equity Trust 93-D ...........................  5.68%        02/15/09  $   28,127  $   28,655
TMS Home Equity Trust 94-D ...........................  8.93         06/15/22     114,891     116,948
TMS Home Equity Trust 96-B A10 .......................  2.22(c)      10/15/27      79,317      79,792
TMS Home Equity Trust 96-C ...........................  7.69         05/15/24     249,952     257,856
TMS Home Equity Trust 97-A ...........................  7.24         05/15/27     215,740     225,467
TMS Home Equity Trust 97-C ...........................  6.95(c)      01/15/39     350,000     362,056
UCFC Home Equity Loan 96-C1 ..........................  7.83         01/15/28     405,000     428,685
UCFC Home Equity Loan 98-A ...........................  6.49         04/15/24     484,000     499,579
UCFC Home Equity Loan 98-B ...........................  6.27         11/15/24     500,000     516,693
UCFC Home Equity Loan 98-C1 ..........................  5.96         05/15/20     400,000     411,158
UCFC Manufactured Housing Contract 97-3 ..............  6.36         02/15/11      98,551      98,466
UCFC Manufactured Housing Contract 98-2 A2 ...........  6.08         08/15/15     103,472     105,783
UCFC Manufactured Housing Contract 98-2 A3 ...........  6.16         08/15/19   1,000,000   1,032,734
Wells Fargo 00-1 .....................................  7.00         05/25/30     282,346     293,555
---------------------------------------------------------------------------------------------------------------
    Total Mortgage Backed Securities (Cost $30,919,634) .................................  31,757,918
---------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (9.2% OF PORTFOLIO)
Federal Farm Credit Bank .............................  5.27         09/05/06   1,000,000   1,013,508
Federal Farm Credit Bank .............................  5.00         03/15/07   1,700,000   1,694,038
Federal Home Loan Bank ...............................  6.81         09/27/04   1,000,000   1,033,906
Federal Home Loan Bank ...............................  7.75         02/22/05     500,000     504,060
Federal Home Loan Bank ...............................  4.39         11/13/06   1,200,000   1,175,122
Federal Home Loan Bank ...............................  4.70         11/29/06   1,100,000   1,090,044
Federal Home Loan Bank ...............................  5.74         11/20/08     319,607     324,787
Federal Home Loan Mortgage Corp. .....................  5.25         12/20/04   2,500,000   2,557,245
Federal Home Loan Mortgage Corp. .....................  5.35         03/07/06     750,000     758,611
Federal National Mortgage Assn .......................  4.45         03/04/04   1,000,000   1,015,168
Federal National Mortgage Assn .......................  6.40         06/14/04     115,000     117,079
Federal National Mortgage Assn .......................  5.45         07/07/05   1,000,000   1,000,460
Federal National Mortgage Assn .......................  4.50         11/14/06   1,100,000   1,081,236
Smith Enron, Ltd. ....................................  5.97         12/15/06     405,000     407,912
U.S. Treasury Note ...................................  6.00         07/31/02     500,000     512,402
U.S. Treasury Note ...................................  5.88         11/15/04   1,200,000   1,270,594
---------------------------------------------------------------------------------------------------------------
    Total U.S. Government and Agency Obligations (Cost $15,369,975) .....................  15,556,172
---------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (6.8% OF PORTFOLIO)
American General Finance Corp. ......................   2.02         01/04/02   4,898,000   4,897,176
General Electric Capital Corp. ......................   2.02         01/04/02   4,000,000   3,999,327
General Electric Capital Corp. ......................   1.92         01/02/02   2,625,000   2,624,860
---------------------------------------------------------------------------------------------------------------
    Total Commercial Paper (Cost $11,521,363) ...........................................  11,521,363
---------------------------------------------------------------------------------------------------------------

SHORT-TERM BOND FUND

DECEMBER 31, 2001


                                                     INTEREST
                                                       RATE                        VALUE
----------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNTS (4.7% OF PORTFOLIO)
SSgA Prime Money Market Fund ........................   1.98%(d)               $  7,918,000
SSgA Money Market Fund ..............................   1.86(d)                           5
----------------------------------------------------------------------------------------------
    Total Money Market Account (Cost $7,918,005) ...............................  7,918,005
----------------------------------------------------------------------------------------------
    TOTAL INVESTMENTS IN SECURITIES (COST $166,342,158) - 100% ................ 169,220,024
----------------------------------------------------------------------------------------------


(a) Zero coupon security, purchased at a discount.
(b) 144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $15,905,564 and represents 9.3% of net assets.
(c) Variable coupon rate as of December 31, 2001.
(d) One day yield at December 31, 2001.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STOCK INDEX FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                             COST              VALUE
-------------------------------------------------------------------------------------------
Investment in Equity 500 Index Portfolio .............   $32,138,564        $23,378,556
-------------------------------------------------------------------------------------------


Substantially all the assets of the Stock Index Fund are invested in the Equity 500 Index Portfolio managed by Deutsche Asset Management. As of December 31, 2001, the Stock Index Fund's ownership interest in the Equity 500 Index Portfolio was 0.789%. Complete details relating to the investements of the Equity 500 Index Portfolio, along with the Portfolio's audited financial statements, can be found in Appendix A and should be considered an integral part of these financial statements.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VALUE FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001




                                            SHARES       VALUE
---------------------------------------------------------------------
COMMON STOCKS (92.8% OF PORTFOLIO)
BASIC INDUSTRIES - 8.4%
Chemicals
  Avery Dennison Corp. .................... 162,600   $ 9,191,778
Forest Products
  Pope & Talbot, Inc. .....................  35,600       507,300
Packaging/Containers
  Bemis Co., Inc. ......................... 266,800    13,121,224
  Pactiv Corp. (a) ........................ 301,200     5,346,300
---------------------------------------------------------------------

    Total Basic Industries ........................... 28,166,602
---------------------------------------------------------------------

CAPITAL GOODS - 6.0%
Construction Supplies & Fixtures
  Hughes Supply, Inc. ..................... 163,000     5,031,810
Industrial Machinery
  Applied Industrial Technologies, Inc. ... 181,125     3,377,981
  Flowserve Corp. (a) ..................... 170,000     4,523,700
  Parker-Hannifin Corp. ................... 156,975     7,206,722
---------------------------------------------------------------------
    Total Capital Goods .............................. 20,140,213
---------------------------------------------------------------------


CONSUMER DURABLE GOODS - 9.7%
Auto Parts
  Delphi Automotive Systems Corp. ......... 100,000     1,366,000
  Genuine Parts Co.                         400,400    14,694,680
Household Appliances & Furnishings
  Maytag Corp. ............................ 271,400     8,421,542
Office Supplies
  Office Depot, Inc. (a) .................. 430,000     7,972,200
---------------------------------------------------------------------
    Total Consumer Durable Goods ..................... 32,454,422
---------------------------------------------------------------------


CONSUMER NON-DURABLE GOODS - 19.8%
Drugs & Health Care
  Abbott Laboratories ..................... 197,000    10,982,750
  American Home Products Corp. ............ 148,000     9,081,280
  Schering-Plough Corp. ................... 280,000    10,026,800
Food Processing
  J.M. Smucker Co. ........................ 157,500     5,572,350
Retail
  K Mart Corp. (a) ........................ 675,000     3,685,500
  Longs Drug Stores Corp. ................. 249,700     5,837,986
  May Department Stores, Inc. ............. 371,250    13,728,825
  Ruddick Corp. ........................... 468,100     7,484,919
---------------------------------------------------------------------
    Total Consumer Non-Durable Goods ................. 66,400,410
---------------------------------------------------------------------


CONSUMER SERVICES - 5.9%
Restaurants
  Brinker International, Inc.(a) .......... 178,000     5,297,280
  Wendy's International, Inc. ............. 495,200    14,444,984
---------------------------------------------------------------------
    Total Consumer Services .......................... 19,742,264
---------------------------------------------------------------------


ENERGY - 13.8%
International Oil
  BP Amoco PLC ...........................  183,352     8,527,702
  ChevronTexaco Corp. ....................   85,000     7,616,850
  Phillips Petroleum Co. .................  150,000     9,039,000
  USX-Marathon Group .....................  290,000     8,700,000
Oil Well Services & Equipment
  Baker Hughes, Inc. .....................  127,000     4,631,690
  Transocean Sedco Forex Inc. ............  228,000     7,710,960
---------------------------------------------------------------------
    Total Energy ....................................  46,226,202
---------------------------------------------------------------------


FINANCE - 19.8%
Banks
  Bank of America Corp. ..................  205,100    12,911,045
  Bank One Corp. .........................  100,000     3,905,000
  BB&T Corp. .............................  149,800     5,409,278
  J. P. Morgan, Chase & Co. ..............  312,600    11,363,010
  Citigroup, Inc. ........................  210,100    10,605,848
  Commerce Bancshares, Inc. ..............   96,024     3,743,976
Insurance
  Allstate Corp. .........................  322,000    10,851,400
  Chubb Corp. ............................  111,000     7,659,000
---------------------------------------------------------------------
    Total Finance .................................... 66,448,557
---------------------------------------------------------------------


GENERAL BUSINESS - 0.6%
Commercial Printing
  R.R. Donnelley & Sons Co. ................ 69,500     2,063,455
---------------------------------------------------------------------
    Total General Business ...........................  2,063,455
---------------------------------------------------------------------

VALUE FUND

DECEMBER 31, 2001



                                                  SHARES/
                                                FACE AMOUNT           VALUE
-------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

TRANSPORTATION - 3.9%
Air Travel
  Southwest Airlines Co. ...................... 700,000         $12,936,000
-------------------------------------------------------------------------------
    Total Transportation ....................................    12,936,000
-------------------------------------------------------------------------------


UTILITIES - 4.9%
Gas & Pipeline
  Questar Corp. ..............................  339,900           8,514,495
Telephone
  BellSouth Corp. ............................  207,000           7,897,050
-------------------------------------------------------------------------------
    Total Utilities ..........................................   16,411,545
-------------------------------------------------------------------------------

    Total Common Stock (Cost $210,786,109) ...................  310,989,670
-------------------------------------------------------------------------------


PREFERRED STOCKS (0.2% OF PORTFOLIO)
K Mart Corp., 7.75% Convertible Preferred ...... 25,200             730,800
-------------------------------------------------------------------------------

    Total Preferred Stocks (Cost $1,281,750) ...................... 730,800
-------------------------------------------------------------------------------


COMMERCIAL PAPER (1.9% OF PORTFOLIO)
General Electric Capital Corp,
  2.02%, due 01/04/02 .....................  $6,288,000           6,286,942
-------------------------------------------------------------------------------

    Total Commercial Paper (Cost $6,286,942) ..................   6,286,942
-------------------------------------------------------------------------------


MONEY MARKET ACCOUNTS (5.1% OF PORTFOLIO)
SSgA Prime Money Market Fund, 1.98% (b) ......................   16,818,000
SSgA Money Market Fund, 1.86% (b) ............................      241,718
-------------------------------------------------------------------------------

    Total Money Market Accounts (Cost $17,059,718) ...........   17,059,718
-------------------------------------------------------------------------------

    TOTAL INVESTMENTS IN SECURITIES
      (COST $235,414,519) - 100% ............................  $335,067,130
-------------------------------------------------------------------------------

(a) Non-income producing.
(b) One day yield at December 31, 2001.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

SMALL-COMPANY
STOCK FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001



                                                  SHARES           VALUE
-------------------------------------------------------------------------------
COMMON STOCKS (93.2% OF PORTFOLIO)
BASIC INDUSTRIES - 4.0%
Packaging/Containers
  Pactiv Corp. (a) ............................. 30,000          $  532,500
-------------------------------------------------------------------------------
    Total Basic Industries .......................................  532,500
-------------------------------------------------------------------------------


CAPITAL GOODS - 31.0%
Chemicals - Specialty
  Crompton Corp. ..............................  30,000             270,000
Construction Supplies & Fixtures
  Hughes Supply, Inc. .........................  23,200             716,184
Industrial Machinery
  Applied Industrial Technologies, Inc. .......  20,200             376,730
  Flowserve Corp. (a) .........................  18,500             492,285
  Manitowoc Co., Inc. .........................  14,000             435,400
  Regal-Beloit Corp. ..........................  18,000             392,400
Manufacturing-Diverse
  Carlisle Companies, Inc. ....................  14,000             517,720
  CLARCOR, Inc. ...............................  20,100             545,715
  Standex International Corp. .................  19,500             424,125
-------------------------------------------------------------------------------
    Total Capital Goods ......................................... 4,170,559
-------------------------------------------------------------------------------


CONSUMER DURABLE GOODS - 5.2%
Auto Parts
  Cooper Tire & Rubber Co. ....................  25,800             411,768
Housewares
  Oneida Ltd. .................................  21,700             281,015
-------------------------------------------------------------------------------
    Total Consumer Durable Goods ................................   692,783
-------------------------------------------------------------------------------


CONSUMER NON-DURABLE GOODS - 18.8%
Cosmetics & Toiletries
  Alberto Culver Co. (Class A) ................  15,000             586,350
Food Processing
  J.M. Smucker Co. ............................  11,500             406,870
Retail
  Charming Shoppes, Inc. (a) ..................  62,000             329,220
  Claire's Stores, Inc. .......................  39,000             588,900
  Longs Drug Stores, Corp. ....................  18,900             441,882
  Ruddick Corp. ...............................  10,400             166,296
-------------------------------------------------------------------------------
    Total Consumer Non-Durable Goods ...........................  2,519,518
-------------------------------------------------------------------------------



                                                 SHARES/
                                                  FACE          AMOUNT VALUE
-------------------------------------------------------------------------------
CONSUMER SERVICES - 4.7%
Restaurants
  CBRL Group, Inc. ............................  21,500           $ 632,960
-------------------------------------------------------------------------------
    Total Consumer Services .....................................   632,960
-------------------------------------------------------------------------------


ENERGY - 2.7%
Oil Well Services & Equipment
  Helmerich & Payne, Inc. .....................  11,000             367,180
-------------------------------------------------------------------------------
    Total Energy ................................................   367,180
-------------------------------------------------------------------------------


FINANCE - 11.4%
Banks
  UMB Financial Corp. .........................  11,897             475,860
  Valley National Bancorp .....................  19,425             640,054
Insurance
  Ohio Casualty Corp. (a) .....................  26,200             420,510
-------------------------------------------------------------------------------

    Total Finance ............................................... 1,536,424
-------------------------------------------------------------------------------


GENERAL BUSINESS - 10.8%
Business Services
  American Management Systems, Inc.(a) ........  26,500             479,120
Networking Products
  Cable Design Technologies(a) ................  38,500             526,680
Electronic Components
  Vishay Intertechnology, Inc. (a) ............  20,000             390,000
Linen Supply
  Superior Uniform Group, Inc. ................   6,200              56,110
-------------------------------------------------------------------------------
    Total General Business .....................................  1,451,910
-------------------------------------------------------------------------------


UTILITIES - 4.6%
Gas & Pipeline
  Questar Corp. ................................ 24,700             618,735
-------------------------------------------------------------------------------
    Total Utilities .............................................   618,735
-------------------------------------------------------------------------------

    Total Common Stock (Cost $11,366,052) ...................... 12,522,569
-------------------------------------------------------------------------------


COMMERCIAL PAPER (1.7% OF PORTFOLIO)
  American General Finance Corp, 2.02%,
  due 01/04/02 ................................ 230,000             229,961
-------------------------------------------------------------------------------
    Total Commercial Paper (Cost $229,961) .......................  229,961
-------------------------------------------------------------------------------


SMALL-COMPANY
STOCK FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
                                                                   VALUE
-------------------------------------------------------------------------------
MONEY MARKET ACCOUNTS (5.1% OF PORTFOLIO)
SSgA Prime Money Market Fund,
     1.98% (b) .................................................$   677,000
SSgA Money Market Fund, 1.86% (b) ..............................     11,789
-------------------------------------------------------------------------------

    Total Money Market Accounts (Cost $688,789) ................    688,789
-------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
      (COST $12,284,802) - 100% ............................... $13,441,319
-------------------------------------------------------------------------------


(a) Non-income producing.
(b) One day yield at December 31, 2001.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

INTERNATIONAL
STOCK INDEX FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001


                                                     COST             VALUE
--------------------------------------------------------------------------------
Investment in MSCI(R)EAFE(R)Index Portfolio ..... $450,409            $424,994
--------------------------------------------------------------------------------


Substantially all of the assets of the International Stock Index Fund are invested in the MSCI(R) EAFE(R) Portfolio managed by SSgA. As of December 31, 2001, the International Stock Index Fund's ownership interest in the MSCI(R) EAFE(R) Portfolio was 0.702%. Complete details relating to the investements of the MSCI(R) EAFE(R) Portfolio, along with the Portfolio's audited financial statements, can be found in Appendix B and should be considered an integral part of these financial statements.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NASDAQ-100 INDEX TRACKING STOCK(SM) FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001



                                                   SHARES          VALUE
--------------------------------------------------------------------------------
COMMINGLED FUND (97.8% OF PORTFOLIO)
Nasdaq-100 Index Tracking Stock(SM) ............ 32,910          $1,280,528
--------------------------------------------------------------------------------
    Total Commingled Fund (Cost $1,311,636) ..................... 1,280,528
--------------------------------------------------------------------------------

MONEY MARKET ACCOUNT (2.2% OF PORTFOLIO)
SSgA Money Market Fund, 1.86% (a) .................................. 29,335
--------------------------------------------------------------------------------
    Total Money Market Account (Cost $29,335) ...................... 29,335
--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES (COST $1,340,971) - 100% ....... $1,309,863
================================================================================

(a) One day yield at December 31, 2001.

As of December 31, 2001, substantially all of the assets of the Nasdaq-100 Index Tracking Stock(SM) Fund were invested in shares of the Nasdaq-100 Index Tracking Stock(SM), issued by the Nasdaq-100 Trust, a unit investment trust established to accumulate and hold a portfolio of the equity securities that comprise the Nasdaq 100 Index. More information about the Nasdaq-100 Index Tracking Stock(SM) is available in its financial statements, which are publicly available and may be obtained on the SEC Edgar System.




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

STATEMENTS OF ASSETS & LIABILITIES

DECEMBER 31, 2001

                                                                                               SHORT-TERM
                                                                           DAILY INCOME        GOVERNMENT          SHORT-TERM
                                                                               FUND          SECURITIES FUND        BOND FUND
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost: $66,261,472; $31,606,360;
  $166,342,158; $32,138,564; $235,414,519; $12,284,802;
  $450,409; $1,340,971) .................................................    $ 66,261,472       $ 31,965,269      $169,220,024
Receivables
  Investment securities sold ............................................              --                 --             1,601
  Dividends and interest ................................................         357,531            249,515         1,745,060
  Capital shares sold ...................................................          47,439             90,198           152,781
  Due from REAdvisers ...................................................              --                 --                --
Prepaid expenses ........................................................          15,643              8,780            28,168
----------------------------------------------------------------------------------------------------------------------------------
Total assets ............................................................      66,682,085         32,313,762       171,147,634
----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Cash overdraft ..........................................................           5,253              2,619             8,050
----------------------------------------------------------------------------------------------------------------------------------
Payables
  Investment securities purchased .......................................              --                 --                --
  Accrued expenses ......................................................          28,482             18,566            53,708
  Due to RE Advisers ....................................................          33,585             11,911            94,121
  Capital shares redeemed ...............................................         406,760              4,515            12,159
  Dividends .............................................................           3,790              6,518            44,611
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities .......................................................         477,870             44,129           212,649
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ..............................................................    $ 66,204,215       $ 32,269,633      $170,934,985
===================================================================================================================================

NET ASSETS CONSIST OF:
Unrealized appreciation (depreciation) of investments .....................  $         --       $    358,909      $  2,877,866
Undistributed net income (loss) ...........................................            --                 --            20,087
Undistributed net realized gain (loss) from investments
  and futures transactions ................................................            --                 --          (360,712)
Paid-in-capital applicable to outstanding shares of 66,204,215 of Daily
  Income Fund, 6,281,283 of Short-Term Government Securities Fund, 32,490,310
  of Short-Term Bond Fund, 2,730,867 of Stock Index Fund, 13,140,845 of Value
  Fund, 1,281,644 of SmallCompany Stock Fund, 54,682 of International Stock
  Index Fund and 233,129 of NASDAQ-100Index Tracking(SM) Fund ..............   66,204,215         31,910,724       168,397,744
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ................................................................  $ 66,204,215       $ 32,269,633      $170,934,985
===================================================================================================================================
NET ASSET VALUE PER SHARE .................................................  $       1.00       $       5.14      $       5.26
===================================================================================================================================



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS & LIABILITIES

DECEMBER 31, 2001


                                                 SMALL-     INTERNATIONAL     NASDAQ-100
  STOCK INDEX                    VALUE          COMPANY      STOCK INDEX     INDEX TRACKING
     FUND                        FUND          STOCK FUND       FUND         STOCK(SM) FUND
------------------------------------------------------------------------------------------------





     $ 23,378,556       $  335,067,130     $  13,441,319     $ 424,994      $ 1,309,863

               --                   --                --            --               --
               --              370,596            15,082            --               75
           33,561              203,895            89,393            --               71
               --                   --                --         4,668            3,951
           10,613               48,346             4,880         1,385            1,471
-----------------------------------------------------------------------------------------------
       23,422,730          335,689,967        13,550,674       431,047        1,315,431
===============================================================================================


               --               18,293             3,550            --            1,187

               --                   --                --            --           24,208
           65,777               51,323            15,166         7,535            7,395
            3,610              235,142             6,692            --               --
           12,926               39,780             2,960            --              265
              200              229,989               202            --               --
-----------------------------------------------------------------------------------------------
           82,513              574,527            28,570         7,535           33,055
-----------------------------------------------------------------------------------------------
      $23,340,217         $335,115,440       $13,522,104      $423,512       $1,282,376
-----------------------------------------------------------------------------------------------



    $  (8,760,008)     $    99,652,611     $   1,156,517     $ (25,417)    $    (31,108)
               --                   --                --           161               --

       (4,929,231)                  --           (17,441)      (13,664)        (211,127)





       37,029,456          235,462,829        12,383,028       462,432        1,524,611
-----------------------------------------------------------------------------------------------
      $23,340,217         $335,115,440       $13,522,104      $423,512       $1,282,376
===============================================================================================
            $8.55               $25.50            $10.55         $7.75            $5.50
===============================================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                                         SHORT-TERM
                                                                   DAILY INCOME          GOVERNMENT             SHORT-TERM
                                                                       FUND            SECURITIES FUND           BOND FUND
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest ..............................................         $  2,924,771          $  1,656,472          $  9,778,762
   Dividends .............................................                   --                    --                    --
   Allocated from Master (Net) ...........................                   --                    --                    --
-----------------------------------------------------------------------------------------------------------------------------
Total income .............................................            2,924,771             1,656,472             9,778,762
-----------------------------------------------------------------------------------------------------------------------------

Expenses
   Management fees .......................................              333,873               135,832               960,974
   Shareholder servicing .................................               93,268                45,838               112,097
   Custodian and accounting fees .........................               54,979                49,629               110,348
   Registration expense ..................................               26,290                21,228                33,295
   Communication .........................................               17,257                 8,056                29,699
   Printing ..............................................               13,384                 6,278                32,580
   Legal and audit fees ..................................               11,917                 5,498                29,615
   Directors fees ........................................                5,089                 2,318                12,325
   Insurance .............................................                4,681                 2,064                10,781
   Other expenses ........................................                  939                   401                 1,548
   Administration fees ...................................                   --                    --                    --
-----------------------------------------------------------------------------------------------------------------------------
Total expenses ...........................................              561,677               277,142             1,333,262
-----------------------------------------------------------------------------------------------------------------------------

Less fees waived and expenses
   reimbursed by RE Advisers .............................              (27,627)              (50,944)             (132,530)
-----------------------------------------------------------------------------------------------------------------------------
Net expenses .............................................              534,050               226,198             1,200,732
-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS) .............................            2,390,721             1,430,274             8,578,030
-----------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments ..................                   --                30,525               (25,384)
Net change in unrealized appreciation (depreciation) .....                   --               282,917             2,401,322
-----------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS ...........................                   --               313,442             2,375,938
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ....         $  2,390,721          $  1,743,716          $ 10,953,968
=============================================================================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2001


                                                        SMALL-           INTERNATIONAL          NASDAQ-100
            STOCK INDEX             VALUE              COMPANY            STOCK INDEX         INDEX TRACKING
                FUND                 FUND             STOCK FUND              FUND*          STOCK(SM) FUND*
-------------------------------------------------------------------------------------------------------------

            $        --          $   386,713         $    25,062          $        --          $     1,915
                     --            6,578,388             179,749                   --                   --
                312,427                   --                  --                2,976                   --
-------------------------------------------------------------------------------------------------------------
                312,427            6,965,101             204,811                2,976                1,915
-------------------------------------------------------------------------------------------------------------


                     --            1,946,694             100,059                   --                2,106
                 86,590              401,405              57,042               14,928               17,351
                 50,000               86,775              37,290               23,594               26,771
                 22,035               49,811              17,136                1,744                1,755
                 15,732              111,724               8,982                  875                1,219
                  6,122               77,065               2,916                  304                  575
                  4,589               66,091               2,093                   60                  169
                  2,102               29,439                 925                   22                   72
                  2,193               27,171                 746                    3                    8
                    858                6,429                 574                   38                   61
                 59,767                   --                  --                  598                   --
-------------------------------------------------------------------------------------------------------------
                249,988            2,802,604             227,763               42,166               50,087
-------------------------------------------------------------------------------------------------------------


                (82,890)                  --             (51,264)             (38,647)             (37,561)
-------------------------------------------------------------------------------------------------------------
                167,098            2,802,604             176,499                3,519               12,526
-------------------------------------------------------------------------------------------------------------
                145,329            4,162,497              28,312                 (543)             (10,611)
-------------------------------------------------------------------------------------------------------------


               (189,096)          13,448,249             134,005              (25,367)            (211,127)
             (3,217,201)           1,306,169           1,142,176              (25,516)             (31,108)
-------------------------------------------------------------------------------------------------------------
             (3,406,297)          14,754,418           1,276,181              (50,883)            (242,235)
-------------------------------------------------------------------------------------------------------------
            $(3,260,968)         $18,916,915         $ 1,304,493          $   (51,426)         $  (252,846)
=============================================================================================================


* For the period beginning January 22, 2001 (inception date) to December 31,
2001.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                              SHORT-TERM
                                                                                              GOVERNMENT
                                                     DAILY INCOME FUND                      SECURITIES FUND
----------------------------------------------------------------------------------------------------------------------


                                                  2001               2000                2001              2000
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income ..................     $   2,390,721      $   3,776,781      $   1,430,274      $   1,553,953
Net realized gain (loss)
   on investments ......................                --                 --             30,525              1,447
Net change in unrealized
   appreciation (depreciation) .........                --                 --            282,917            485,843
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net
   assets from operations ..............         2,390,721          3,776,781          1,743,716          2,041,243
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income ..................        (2,390,721)        (3,776,781)        (1,430,274)        (1,553,953)
Net realized gain
   on investments ......................                --                 --            (30,525)            (1,447)
----------------------------------------------------------------------------------------------------------------------
Total distributions
   to shareholders .....................        (2,390,721)        (3,776,781)        (1,460,799)        (1,555,400)
----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS, NET ........         2,502,939            (32,710)         3,873,790         (6,832,412)
   (See note 6)
----------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS .......................         2,502,939            (32,710)         4,156,707         (6,346,569)

NET ASSETS
Beginning of period ....................        63,701,276         63,733,986         28,112,926         34,459,495
----------------------------------------------------------------------------------------------------------------------
END OF PERIOD ..........................     $  66,204,215      $  63,701,276      $  32,269,633      $  28,112,926
======================================================================================================================



                                                      SHORT-TERM
                                                       BOND FUND
------------------------------------------------------------------------------


                                                 2001             2000
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income ..................    $   8,578,030      $   8,923,502
Net realized gain (loss)
   on investments ......................          (25,384)          (315,241)
Net change in unrealized
   appreciation (depreciation) .........        2,401,322          2,750,351
------------------------------------------------------------------------------
Increase (decrease) in net
   assets from operations ..............       10,953,968         11,358,612
------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income ..................       (8,578,030)        (8,923,502)
Net realized gain
   on investments ......................               --                 --
------------------------------------------------------------------------------
Total distributions
   to shareholders .....................       (8,578,030)        (8,923,502)
------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS, NET ........       20,431,325        (26,001,034)
   (See note 6)
------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS .......................       22,807,263        (23,565,924)

NET ASSETS
Beginning of period ....................      148,127,722        171,693,646
------------------------------------------------------------------------------
END OF PERIOD ..........................    $ 170,934,985      $ 148,127,722
==============================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     INTERNATIONAL      NASDAQ-100
            STOCK INDEX                                                     SMALL-COMPANY             STOCK INDEX     INDEX TRACKING
               FUND                         VALUE FUND                        STOCK FUND                  FUND        STOCK(SM) FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Period Ended     Period Ended
                                                                                                      December 31,     December 31,
     2001             2000             2001            2000             2001             2000             2001*           2001*
------------------------------------------------------------------------------------------------------------------------------------


$    145,329     $    154,045     $  4,162,497     $  5,360,042     $     28,312     $     84,071     $       (543)    $    (10,611)
    (189,096)       3,436,300       13,448,249         (299,401)         134,005         (151,446)         (25,367)        (211,127)
  (3,217,201)      (5,904,664)       1,306,169       20,888,731        1,142,176        1,412,895          (25,516)         (31,108)
------------------------------------------------------------------------------------------------------------------------------------

  (3,260,968)      (2,314,319)      18,916,915       25,949,372        1,304,493        1,345,520          (51,426)        (252,846)
------------------------------------------------------------------------------------------------------------------------------------
    (145,329)        (154,045)      (4,162,497)      (5,360,042)         (28,312)         (84,071)              --               --
          --           (3,444)     (13,148,848)              --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------

    (145,329)        (157,489)     (17,311,345)      (5,360,042)         (28,312)         (84,071)              --               --
------------------------------------------------------------------------------------------------------------------------------------
     532,626       20,374,235       (3,262,770)     (90,118,785)       1,612,876       (1,265,494)         474,938        1,535,222

------------------------------------------------------------------------------------------------------------------------------------

  (2,873,671)      17,902,427       (1,657,200)     (69,529,455)       2,889,057           (4,045)         423,512        1,282,376

  26,213,888        8,311,461      336,772,640      406,302,095       10,633,047       10,637,092               --               --
------------------------------------------------------------------------------------------------------------------------------------
$ 23,340,217     $ 26,213,888     $335,115,440     $336,772,640     $ 13,522,104     $ 10,633,047     $    423,512     $  1,282,376
====================================================================================================================================


* For the period beginning January 22, 2001 (inception date) to December 31,
2001.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DAILY INCOME FUND


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                              YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------------------
                                                           2001          2000          1999          1998          1997
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ..................    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (a) ........................        0.04          0.06          0.04          0.05          0.05
   Net realized and unrealized gain (loss)
      on investments ................................          --            --            --            --            --
---------------------------------------------------------------------------------------------------------------------------
   Total from investment operations .................        0.04          0.06          0.04          0.05          0.05
---------------------------------------------------------------------------------------------------------------------------
Distributions
   Net investment income ............................       (0.04)        (0.06)        (0.04)        (0.05)        (0.05)
   Net realized gain ................................          --            --            --            --            --
---------------------------------------------------------------------------------------------------------------------------
   Total distributions ..............................       (0.04)        (0.06)        (0.04)        (0.05)        (0.05)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ........................    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
===========================================================================================================================
TOTAL RETURN (a) ....................................        3.65%         5.76%         4.56%         4.91%         4.92%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands) .................    $ 66,204      $ 63,701      $ 63,734      $ 58,577      $ 53,033
Ratio of gross expenses before voluntary expense
   limitation to average net assets .................        0.84%         0.86%         0.84%         0.87%         0.83%
Ratio of net investment income to
   average net assets (a) ...........................        3.58%         5.62%         4.47%         4.80%         4.80%
Ratio of expenses to average net assets (a) .........        0.80%         0.80%         0.80%         0.80%         0.80%


----------------------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM GOVERNMENT SECURITIES FUND


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                                YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------------------
                                                            2001         2000          1999           1998         1997
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ..................    $   5.08      $   5.00      $   5.09      $   5.07      $   5.05
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (a) ........................        0.25          0.26          0.23          0.25          0.26
   Net realized and unrealized gain (loss)
      on investments ................................        0.06          0.08         (0.09)         0.02          0.02
---------------------------------------------------------------------------------------------------------------------------
   Total from investment operations .................        0.31          0.34          0.14          0.27          0.28
---------------------------------------------------------------------------------------------------------------------------
Distributions
   Net investment income ............................       (0.25)        (0.26)        (0.23)        (0.25)        (0.26)
   Net realized gain ................................          --            --            --            --            --
---------------------------------------------------------------------------------------------------------------------------
   Total distributions ..............................       (0.25)        (0.26)        (0.23)        (0.25)        (0.26)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ........................    $   5.14      $   5.08      $   5.00      $   5.09      $   5.07
===========================================================================================================================
TOTAL RETURN (a) ....................................        6.19%         7.04%         2.88%         5.51%         5.73%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands) .................    $ 32,270      $ 28,113      $ 34,459      $ 23,930      $ 16,187
Ratio of gross expenses before voluntary expense
   limitation to average net assets .................        0.92%         0.88%         0.86%         1.03%         1.27%
Ratio of net investment income to
   average net assets (a) ...........................        4.74%         5.21%         4.63%         5.00%         5.19%
Ratio of expenses to average net assets (a) .........        0.75%         0.75%         0.75%         0.75%         0.75%
Portfolio turnover rate .............................          52%           18%            9%           57%           12%



-------------------------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM BOND FUND


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                                                               YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------------------
                                                           2001          2000          1999          1998          1997
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ..................    $   5.18      $   5.09      $   5.21      $   5.18      $   5.15
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (a) ........................        0.28          0.30          0.28          0.29          0.30
   Net realized and unrealized gain (loss)
      on investments ................................        0.08          0.09         (0.12)         0.03          0.03
---------------------------------------------------------------------------------------------------------------------------
   Total from investment operations .................        0.36          0.39          0.16          0.32          0.33
---------------------------------------------------------------------------------------------------------------------------
Distributions
   Net investment income ............................       (0.28)        (0.30)        (0.28)        (0.29)        (0.30)
   Net realized gain ................................          --            --            --            --            --
---------------------------------------------------------------------------------------------------------------------------
   Total distributions ..............................       (0.28)        (0.30)        (0.28)        (0.29)        (0.30)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ........................    $   5.26      $   5.18      $   5.09      $   5.21      $   5.18
===========================================================================================================================
TOTAL RETURN (a) ....................................        7.13%         7.84%         3.21%         6.40%         6.62%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands) .................    $170,935      $148,128      $171,694      $146,350      $108,898
Ratio of gross expenses before voluntary expense
   limitation to average net assets .................        0.83%         0.87%         0.83%         0.84%         0.87%
Ratio of net investment income to
   average net assets (a) ...........................        5.36%         5.81%         5.48%         5.53%         5.75%
Ratio of expenses to average net assets (a) .........        0.75%         0.75%         0.75%         0.75%         0.75%
Portfolio turnover rate .............................          68%           22%           37%           62%           55%


------------------------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STOCK INDEX FUND


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                                           OCTOBER 28, 1999
                                                             YEAR ENDED DECEMBER 31,       (INCEPTION DATE)
                                                          ----------------------------     TO DECEMBER 31,
                                                              2001             2000             1999
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ..................       $   9.84         $  10.96         $  10.00
-------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (a) ........................           0.05             0.06             0.01
   Net realized and unrealized gain (loss)
            on investments ..........................          (1.29)           (1.12)            0.96
-------------------------------------------------------------------------------------------------------------
   Total from investment operations .................          (1.24)           (1.06)            0.97
-------------------------------------------------------------------------------------------------------------
Distributions
   Net investment income ............................          (0.05)           (0.06)           (0.01)
   Net realized gain ................................             --               --               --
-------------------------------------------------------------------------------------------------------------
   Total distributions ..............................          (0.05)           (0.06)           (0.01)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ........................       $   8.55         $   9.84         $  10.96
=============================================================================================================
TOTAL RETURN (a) ....................................         (12.55)%          (9.68)%       9.65% (b)
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands) ...............       $ 23,340         $ 26,214         $  8,311
Ratio of gross expenses before voluntary expense
   limitation to average net assets .................           1.10%             N/A              N/A
Ratio of net investment income to
   average net assets (a) ...........................           0.61%            0.65%            0.54% (c)
Ratio of expenses to average net assets (a) .........           0.75%            0.59%            0.72% (c)
Portfolio turnover rate (d) .........................            N/A              N/A              N/A


------------------------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b) Aggregate total return for the period.
(c) Annualized.
(d) See appendix A for the portfolio turnover of the Equity 500 Index Portfolio.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VALUE FUND


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                          YEAR ENDED DECEMBER 31,
                                                ------------------------------------------------------------------------
                                                    2001           2000           1999           1998           1997
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ..........    $   25.38      $   23.53      $   26.50      $   25.50      $   20.99
------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (a) ................         0.33           0.39           0.41           0.40           0.37
   Net realized and unrealized gain (loss)
      on investments ........................         1.17           1.85          (1.23)          1.72           5.22
------------------------------------------------------------------------------------------------------------------------
   Total from investment operations .........         1.50           2.24          (0.82)          2.12           5.59
------------------------------------------------------------------------------------------------------------------------
Distributions
   Net investment income ....................        (0.33)         (0.39)         (0.41)         (0.40)         (0.37)
   Net realized gain ........................        (1.05)            --          (1.74)         (0.72)         (0.71)
------------------------------------------------------------------------------------------------------------------------
   Total distributions ......................        (1.38)         (0.39)         (2.15)         (1.12)         (1.08)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, ENDOF YEAR .................    $   25.50      $   25.38      $   23.53      $   26.50      $   25.50
========================================================================================================================
TOTAL RETURN ................................         5.90%          9.64%         (3.21)%         8.31%         26.70%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands) .........    $ 335,115      $ 336,773      $ 406,302      $ 449,002      $ 378,621
Ratio of net investment income to
   average net assets .......................         1.26%          1.58%          1.47%          1.52%          1.59%
Ratio of expenses to average net assets .....         0.85%          0.85%          0.74%          0.72%          0.79%
Portfolio turnover rate .....................           19%            18%            17%            10%             6%



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SMALL-COMPANY STOCK FUND


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                                                         MARCH 4, 1998
                                                                      YEAR ENDED DECEMBER 31,           (INCEPTION DATE)
                                                          --------------------------------------------  TO DECEMBER 31,
                                                              2001            2000            1999           1998
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ..................      $   9.51        $   8.32        $   8.85        $ 10.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (a) ........................          0.02            0.08            0.05           0.05
   Net realized and unrealized gain (loss)
      on investments ................................          1.04            1.19           (0.10)         (1.15)
---------------------------------------------------------------------------------------------------------------------------
   Total from investment operations .................          1.06            1.27           (0.05)         (1.10)
---------------------------------------------------------------------------------------------------------------------------
Distributions
   Net investment income ............................         (0.02)          (0.08)          (0.05)         (0.05)
   Net realized gain ................................            --              --           (0.43)            --
---------------------------------------------------------------------------------------------------------------------------
   Total distributions ..............................         (0.02)          (0.08)          (0.48)         (0.05)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, ENDOF YEAR .........................      $  10.55        $   9.51        $   8.32        $  8.85
===========================================================================================================================
TOTAL RETURN (a) ....................................         11.17%          15.21%          (0.55)%        (11.02)% (b)
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands) .................      $ 13,522        $ 10,633        $ 10,637        $ 7,562
Ratio of gross expenses before voluntary expense
   limitation to average net assets .................          1.94%           2.04%           2.02%          3.11% (c)
Ratio of net investment income to
   average net assets (a) ...........................          0.24%           0.87%           0.65%          1.04% (c)
Ratio of expenses to average net assets (a) .........          1.50%           1.50%           1.50%          1.50% (c)
Portfolio turnover rate .............................            20%             11%             23%            20% (c)


-----------------------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b) Aggregate total return for the period.
(c) Annualized.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

INTERNATIONAL STOCK INDEX FUND


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                           JANUARY 22, 2001
                                                           (INCEPTION DATE)
                                                         TO DECEMBER 31, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..................      $  10.00
--------------------------------------------------------------------------------
Income from investment operations
   Net investment income (loss) (a) ...................         (0.01)
   Net realized and unrealized gain (loss)
       on investments .................................         (2.24)
--------------------------------------------------------------------------------
   Total from investment operations ...................         (2.25)
--------------------------------------------------------------------------------
Distributions
   Net investment income ..............................            --
   Net realized gain ..................................            --
--------------------------------------------------------------------------------
   Total distributions ................................            --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........................      $   7.75
================================================================================
TOTAL RETURN (a) ......................................        (22.50)% (b)
================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands) .................      $    424
Ratio of gross expenses before voluntary expense
   limitation to average net assets ...................         17.79% (c)
Ratio of net investment income (loss) to
   average net assets (a) .............................         (0.23)%(c)
Ratio of expenses to average net assets (a) ...........          1.50% (c)
Portfolio turnover rate (d) ...........................           N/A


-------------------------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b) Aggregate total return for the period.
(c) Annualized.
(d) See appendix B for the portfolio turnover of the MSCI(R) EAFE(R) Index Portfolio.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NASDAQ-100 INDEX TRACKING STOCK(SM) FUND


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                   JANUARY 22, 2001
                                                                   (INCEPTION DATE)
                                                                  TO DECEMBER 31, 2001
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..................                 $ 10.00
---------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (loss) (a) ...................                   (0.05)
   Net realized and unrealized gain (loss)
       on investments .................................                   (4.45)
---------------------------------------------------------------------------------------
   Total from investment operations ...................                   (4.50)
---------------------------------------------------------------------------------------
Distributions
   Net investment income ..............................                      --
   Net realized gain ..................................                      --
---------------------------------------------------------------------------------------
   Total distributions ................................                      --
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........................                 $  5.50
=======================================================================================
TOTAL RETURN (a) ......................................                   (45.0)% (b)
=======================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands) .................                 $ 1,282
Ratio of gross expenses before voluntary expense
   limitation to average net assets ...................                    5.96%
Ratio of net investment income (loss) to
   average net assets (a) .............................                   (1.26)% (c)
Ratio of expenses to average net assets (a) ...........                    1.50% (c)
Portfolio turnover rate ...............................                     253%


-----------------------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b) Aggregate total return for the period.
(c) Annualized.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS



                                1. ORGANIZATION

Homestead Funds, Inc. (Homestead Funds) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the Act) as a no-load, open-end diversified management investment company. Homestead Funds (the Funds) currently consists of eight funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Stock Index Fund, and Nasdaq-100 Index Tracking Stock(SM) Fund.

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds as well as the nature and risks of the investment activities of each Fund are set forth more fully in the Homestead Funds' Prospectus and Statement of Additional Information.

The Stock Index Fund seeks to achieve its investment objective by investing substantially all of its assets in the Equity 500 Index Portfolio, which is registered under the Act as an open-end management investment company managed by Deutsche Asset Management, Inc. and is designed to replicate the returns of the S&P 500 Index. At December 31, 2001, the Stock Index Fund's investment was 0.789% of the Equity 500 Index Portfolio. The financial statements of this Portfolio are contained in Appendix A of this report and should be read in conjunction with the Stock Index Fund's financial statements.

The International Stock Index Fund seeks to achieve its investment objective by investing substantially all of its assets in the State Street MSCI(R) EAFE(R) Index Portfolio (the "MSCI(R) Portfolio"), which is registered under the Act as an open-end management investment company managed by SSgA Funds Management, a subsidiary of State Street Bank. The MSCI(R) Portfolio is designed to replicate the returns of the Morgan Stanley Capital International Europe, Australasia, Far East Index. At December 31, 2001 the International Stock Index Fund's investment was .702% of the MSCI(R) Portfolio. The financial statements of the MSCI(R) Portfolio are contained in Appendix B of this report and should be read in conjunction with the International Stock Index Fund's financial statements.

The Nasdaq-100 Index Tracking Stock(SM) Fund seeks to achieve its investment objective by investing substantially all of its assets in one or more securities that are designed to track the performance of the Nasdaq-100 Index. As of December 31, 2001, substantially all of the assets of the Nasdaq-100 Index Tracking Stock(SM) Fund were invested in shares of the Nasdaq-100 Index Tracking Stock(SM), issued by the Nasdaq-100 Trust, a unit investment trust established to accumulate and hold a portfolio of the equity securities that comprise the Nasdaq-100 Index(R). More information about the Nasdaq-100 Index Tracking Stock(SM) is available in its financial statements, which are publicly available and may be obtained on the SEC Edgar System.


                 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security valuation: The Daily Income Fund values all money market instruments on an amortized cost basis, which approximates market value. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the life of the respective securities.

The Short-Term Government Securities Fund, the Short-Term Bond Fund, the Value Fund, the Small-Company Stock Fund and the Nasdaq-100 Index Tracking Stock(SM) Fund value investments in common stocks, preferred stocks, and convertible preferred stocks traded on national securities exchanges and certain over-the-counter securities at the last quoted sale price at the close of the New York Stock Exchange. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued at market prices furnished by an independent pricing service. Over-the-counter issues not quoted on the Nasdaq system, other equity securities and debt instruments for which a sale price is not available are valued at the mean of the closing bid and asked prices, or the last available sale price may be used for exchange-traded debt securities. Securities with a maturity of 60 days or less are valued on an amortized cost basis, which approximates market value.

The Stock Index Fund and the International Stock Index Fund each record their investments in their respective Portfolios at value, which reflects their proportionate interest in the net assets of each Portfolio. Valuation of the securities held by the Portfolios is discussed in the notes to the Portfolio's financial statements included in Appendix A & B of this report.

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Income dividends for the Daily Income Fund, the Short-Term Government Securities Fund and the Short-Term Bond Fund are declared daily and paid monthly. Income dividends for the Stock Index Fund are declared and paid quarterly. Income dividends for the Value Fund are declared and paid semi-annually. Income dividends for the Small-Company Stock Fund, the International Stock Index Fund, and the Nasdaq-100 Index Tracking Stock(SM) Fund are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year.

Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

NOTES TO FINANCIAL STATEMENTS



The Stock Index Fund and the International Stock Index Fund record a pro rata share of their respective Portfolio's income, expenses, and realized and unrealized gains and losses in addition to the funds' own expenses which are accrued daily.

On January 1, 2001, the fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide - Audits of Investment Companies (the guide). The guide requires gains and losses on paydowns of mortgage- and asset-backed securities to be accounted for as interest income. For the year ended December 31, 2001 the amount of unrealized losses that were reclassified to interest income was $19,972 for the Short-Term Government Securities Fund and $67,705 for the Short-Term Bond Fund. These reclassifications had no effect on net assets or net asset values per share.

                        3. FEDERAL INCOME TAX INFORMATION

The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, partnership investments, and excise tax regulations.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. This includes net operating losses not utilized during the current year. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

The tax character of distributions paid during 2001 was as follows:

                                       Ordinary         Long-Term           Total
Fund                                    Income        Capital Gain      Distributions
--------------------------           -----------      ------------      -------------
Daily Income Fund                    $ 2,390,721       $         0       $ 2,390,721
Short-Term
  Government
  Securities Fund                    $ 1,460,702       $        97       $ 1,460,799
Short-Term
  Bond Fund                          $ 8,578,030       $         0       $ 8,578,030
Stock Index Fund                     $   145,329       $         0       $   145,329
Value Fund                           $ 9,579,085       $ 7,732,260       $17,311,345
Small-Company
  Stock Fund                         $    28,312       $         0       $    28,312
International Stock
  Index Fund                         $         0       $         0       $         0
Nasdaq-100 Index
  Tracking Stock(SM) Fund            $         0       $         0       $         0


The tax character of distributable earnings/(accumulated losses) at December 31, 2001 was as follows:

                               Undistributed                         Net Unrealized         Capital
                                  Ordinary        Undistributed       Appreciation/           Loss
Fund                               Income         Realized Gain       Depreciation        Carryforward
------------------              ------------      -------------      --------------       ------------
Daily Income Fund               $          0       $          0       $          0        $          0
Short-Term
  Government
  Securities Fund               $          0       $          0       $    358,909        $          0
Short-Term
  Bond Fund                     $     20,087       $          0       $  2,877,866        $   (360,712)(1)
Value Fund                      $          0       $          0       $ 99,652,611        $          0
Small-Company
  Stock Fund                    $          0       $          0       $  1,156,517        $    (17,441)(2)
Nasdaq-100
  Index Tracking
  Stock(SM) Fund                $          0       $          0       $   (191,796)       $    (50,439)(3)

(1) Short-Term Bond Fund: $315,241 expires in 2008 and $45,471 in 2009.
(2) Expires in 2008
(3) Expires in 2009


Stock Index Fund and International Stock Index Fund had no undistributed ordinary income or undistributed realized gains at December 31, 2001. At December 31, 2001, Stock Index Fund had a capital loss carryover of $4,592,688 of which $726,727 expires in 2008 and $3,865,961 expires in 2009. International Stock Index Fund had a capital loss carryover of $2,379 all of which expires in 2009.

TAX BASIS UNREALIZED GAIN (LOSS) ON INVESTMENTS AND DISTRIBUTIONS

At December 31, 2001, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:


                                                       Tax                 Tax                 Net
                                    Tax             Unrealized         Unrealized          Unrealized
Fund                                Cost               Gain              (Loss)            Gain (Loss)
--------------------            ------------       ------------       -------------       ------------
Daily Income Fund               $ 66,261,472       $          0       $          0        $          0
Short-Term
  Government
  Securities Fund               $ 31,606,360       $    415,934       $    (57,025)       $    358,909
Short-Term
  Bond Fund                     $166,342,158       $  3,085,061       $   (207,195)       $  2,877,866
Value Fund                      $235,414,519       $101,429,997       $ (1,777,386)       $ 99,652,611
Small-Company
  Stock Fund                    $ 12,284,802       $  2,043,853       $   (887,336)       $  1,156,517
Nasdaq-100
  Index Tracking
  Stock(SM) Fund                $  1,501,659       $          0       $   (191,796)       $   (191,796)

NOTES TO FINANCIAL STATEMENTS



Net unrealized appreciation/(depreciation) of Stock Index Fund and International Fund's investment in the Equity 500 Index Portfolio and the MSCI(R) EAFE(R) Index Portfolio, respectively, consists of an allocated portion of the portfolio's unrealized appreciation/(depreciation).

POST OCTOBER LOSSES DEFERRED

Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2001, $5,286 and $339,038 of realized capital losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until 2002 for International Stock Index Fund and Stock Index Fund, respectively.

                           4. INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the year ended December 31, 2001, were as follows:

                                                              Proceeds
                                               Purchases     from Sales
                                             ------------   -----------
Short-Term
   Government
   Securities Fund                            $ 3,292,988   $ 5,570,696
Short-Term
   Bond Fund                                  $81,682,187   $78,191,117
Value Fund                                    $61,714,790   $94,467,881
Small-Company
   Stock Fund                                 $ 3,473,862   $ 2,263,181
Nasdaq-100 Index
   Tracking Stock(SM) Fund                    $ 3,536,160   $ 2,013,347


For information pertaining to the purchases and proceeds from sales of securities for the Stock Index Fund and the International Stock Index Fund, please refer to Appendix A & B of this report.

Purchases and proceeds from sales of long-term U.S. Government securities, for the year ended December 31, 2001, were as follows:


                                                              Proceeds
                                                Purchases    from Sales
                                              -----------   -----------
Short-Term
   Government
   Securities Fund                            $14,476,817   $ 6,912,278
Short-Term
   Bond Fund                                  $18,109,911   $18,696,216


                              5. INVESTMENT MANAGER

The investment management agreements between Homestead Funds, with respect to each Fund, and RE Advisers Corporation (Manager), an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association (NRECA), provide for an annual investment management fee, computed daily and paid monthly, based on each Fund's average daily net assets. The annualized management fee rates for the Funds are .50% of average daily net assets for the Daily Income Fund, .45% of average daily net assets for the Short-Term Government Securities Fund, .60% of average daily net assets for the Short-Term Bond Fund, .65% of average daily net assets up to $200 million, .50% of average daily net assets up to the next $200 million, .40% of average daily net assets in excess of $400 million for the Value Fund; .85% of average daily net assets up to $200 million and .75% of average daily net assets in excess of $200 million for the Small-Company Stock Fund; and .25% for the Nasdaq-100 Index Tracking Stock(SM) Fund.

With respect to the Stock Index Fund, an Administrative Services Agreement with RE Advisers Corporation has been contracted, whereby RE Advisers provides certain operating services. Pursuant to this agreement, RE Advisers Corporation receives a fee of 0.25% of the Fund's average daily net assets. Under a Third Party Feeder Agreement between the Stock Index Fund and Deutsche Asset Management, Inc. ("DeAM, Inc."), a management fee equal to .05% of the Stock Index Fund's average daily net assets is allocated to the Fund. Under an Accounting and Record-Keeping Agreement between the Stock Index Fund and DeAM, Inc., DeAM, Inc. receives a fee equal to .005% of average daily net assets or a minimum of $50,000.

With respect to the International Stock Index Fund, an Administrative Services Agreement with REAdvisers Corporation has been contracted, whereby RE Advisers provides certain operating services. Pursuant to this agreement, RE Advisers Corporation receives a fee of 0.25% of the Fund's average daily net assets. Under a Third Party Feeder Agreement between the International Stock Index Fund and State Street Master Funds, a management fee equal to .15% of the average daily net assets is allocated to the Fund.

NOTES TO FINANCIAL STATEMENTS



The Manager has agreed, as part of the Expense Limitation Agreements entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse for all Fund operating expenses, excluding certain non-recurring expenses, which in any year exceed .80% of the average daily net assets of the Daily Income Fund, .75% of the average daily net assets of the Short-Term Government Securities Fund, the Short-Term Bond Fund, and the Stock Index Fund, 1.25% of the average daily net assets of the Value Fund and 1.50% of the average daily net assets of the Small-Company Stock Fund, the International Stock Index Fund, & the Nasdaq-100 Index Tracking Stock(SM) Fund.

Pursuant to the Expense Limitation Agreements, management fees waived for the year ended December 31, 2001, amounted to $27,627 for the Daily Income Fund, $50,944 for the Short-Term Government Securities Fund, $132,530 for the Short-Term Bond Fund and $51,264 for the Small-Company Stock Fund. For the Stock Index Fund, $59,767 of management fees were waived and $23,123 of operating expenses were reimbursed. For the International Stock Index Fund, $598 of management fees were waived and $38,049 of operating expenses were reimbursed. For the Nasdaq-100 Index Tracking Stock(SM) Fund, $2,106 of management fees were waived and $35,456 of operating expenses were reimbursed.

At December 31, 2001, certain officers and directors of the Homestead Funds, and NRECA and its affiliates owned 39% of the International Stock Index Fund shares outstanding, 8% of the Small-Company Stock Fund shares outstanding, 3% of the Stock Index Fund and the Nasdaq-100 Index Tracking Stock(SM) Fund shares outstanding, 2% of the Daily Income Fund shares outstanding, and less than 1% of the Short-Term Government Securities Fund, Short-Term Bond Fund, and Value Fund shares outstanding.

NOTES TO FINANCIAL STATEMENTS



                         6. CAPITAL SHARE TRANSACTIONS

As of December 31, 2001, 200 million shares of $.01 par value capital shares are authorized for the Daily Income Fund and the Short Term Bond Fund, and 100 million shares for the Short-Term Government Securites Fund, the Stock Index Fund, the Value Fund, the Small-Company Stock Fund, the International Stock Index Fund and the NASDAQ-100 Index Tracking Stock Fund. Tranactions in capital shares were as follows:

                                                                  SHARES ISSUED       TOTAL             TOTAL             NET
                                                     SHARES      IN REINVESTMENT      SHARES            SHARES          INCREASE
                                                      SOLD        OF DIVIDENDS        ISSUED           REDEEMED        (DECREASE)
                                                  ------------   ---------------   -------------    -------------     -------------

YEAR ENDED DECEMBER 31, 2001
In Dollars
   Daily Income Fund ........................     $43,101,368       $2,263,958      $45,365,326     ($42,862,387)       $2,502,939
   Short-Term Government Securities Fund ....      $8,827,425       $1,387,206      $10,214,631      ($6,340,841)       $3,873,790
   Short-Term Bond Fund .....................     $38,461,196       $8,039,409      $46,500,605     ($26,069,280)      $20,431,325
   Stock Index Fund .........................      $7,891,894         $146,732       $8,038,626      ($7,506,000)         $532,626
   Value Fund ...............................     $37,382,969      $17,037,576      $54,420,545     ($57,683,315)      ($3,262,770)
   Small-Company Stock Fund .................      $3,299,760          $28,550       $3,328,310      ($1,715,434)       $1,612,876
   International Stock Index Fund * .........        $634,010               --         $634,010        ($159,072)         $474,938
   NASDAQ-100 Index Tracking Stock Fund * ...      $3,893,125               --       $3,893,125      ($2,357,903)       $1,535,222

In Shares
   Daily Income Fund ........................      43,101,368        2,263,958       45,365,326      (42,862,387)        2,502,939
   Short-Term Government Securities Fund ....       1,717,593          269,761        1,987,354       (1,234,973)          752,381
   Short-Term Bond Fund .....................       7,329,526        1,530,653        8,860,179       (4,969,897)        3,890,282
   Stock Index Fund .........................         870,894           17,253          888,147         (820,632)           67,515
   Value Fund ...............................       1,453,176          665,163        2,118,339       (2,249,095)         (130,756)
   Small-Company Stock Fund .................         337,709            2,716          340,425         (176,400)          164,025
   International Stock Index Fund * .........          75,672               --           75,672          (20,990)           54,682
   NASDAQ-100 Index Tracking Stock Fund * ...         613,415               --          613,415         (380,286)          233,129



YEAR ENDED DECEMBER 31, 2000
In Dollars
   Daily Income Fund ........................     $54,716,857       $3,551,564      $58,268,421     ($58,301,131)         ($32,710)
   Short-Term Government Securities Fund ....      $5,592,882       $1,460,078       $7,052,960     ($13,885,372)      ($6,832,412)
   Short-Term Bond Fund .....................     $24,432,751       $8,306,594      $32,739,345     ($58,740,379)     ($26,001,034)
   Stock Index Fund .........................     $31,204,797         $155,189      $31,359,986     ($10,985,751)      $20,374,235
   Value Fund ...............................     $50,959,692       $5,257,329      $56,217,021    ($146,335,806)     ($90,118,785)
   Small-Company Stock Fund .................      $2,827,466          $82,478       $2,909,944      ($4,175,438)      ($1,265,494)

In Shares
   Daily Income Fund ........................      54,716,857        3,551,564       58,268,421      (58,301,131)          (32,710)
   Short-Term Government Securities Fund ....       1,119,565          291,323        1,410,888       (2,778,263)       (1,367,375)
   Short-Term Bond Fund .....................       4,795,391        1,627,436        6,422,827      (11,535,293)       (5,112,466)
   Stock Index Fund .........................       2,922,437           14,646        2,937,083       (1,032,273)        1,904,810
   Value Fund ...............................       2,224,583          224,253        2,448,836       (6,447,584)       (3,998,748)
   Small-Company Stock Fund .................         351,152            8,673          359,825         (520,263)         (160,438)


-------------------

* For the period beginning January 22, 2001 (inception date) to December 31,
  2001.

REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of The Homestead Funds, Inc. and Shareholders of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Stock Index Fund, and Nasdaq-100 Index Tracking Stock(SM) Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Stock Index Fund, and Nasdaq-100 Index Tracking Stock(SM) Fund (comprising The Homestead Funds, Inc., hereafter referred to as the "Funds") at December 31, 2001, the results of each of their operations, the changes in each of their net assets, and the financial highlights for the fiscal periods ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatment. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statements of changes for the year ended December 31, 2000 and the financial highlights for the periods presented on and prior to December 31, 2000 were audited by other independent accountants whose report dated February 19, 2001 expressed an unqualified opinion on those statements.



PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2002

INDEPENDENT DIRECTORS


                                              TERM OF
                                              OFFICE
                                              AND                                                NUMBER OF
                            POSITION(S)       LENGTH                                             PORTFOLIOS
NAME, ADDRESS AND           HELD WITH         OF TIME        PRINCIPAL OCCUPATION(S)             OVERSEEN BY     OTHER DIRECTORSHIPS
DATE OF BIRTH               THE FUND          SERVED(1)      DURING PAST FIVE YEARS              DIRECTOR        HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Francis P. Lucier           Director,         Elected        Chairman, GlaxoSmithKline           8               Not Applicable
4301 Wilson Boulevard,      Member of         in 1997        Investment Committee
Arlington, VA 22203         Audit                            (1997-present); Director,
10/1/27                     Committee                        Hartland & Company
                                                             (1988-present)
------------------------------------------------------------------------------------------------------------------------------------
Anthony Marinello(2)        Director          Elected        Vice President, Cooperative         8               Not Applicable
4301 WilsonBoulevard,                         in 1990        Network (June 2000-
Arlington, VA 22203                                          present); Executive Director
4/13/46                                                      of Marketing and Service
                                                             Operations of NRECA
                                                             (1988-2000)
------------------------------------------------------------------------------------------------------------------------------------
David Metz(3)               Director          Elected        Senior Vice President of the        8               RE Advisers,
4301 Wilson Boulevard,                        in 2000        Retirement, Safety and                              RE Investment
Arlington, VA 22203                                          Insurance Department of
7/26/41                                                      NRECA (October 1999-
                                                             present); Executive Director,
                                                             Group Insurance Director of
                                                             NRECA (October 1999-
                                                             July 2000); Self-Employed -
                                                             Contract Management and
                                                             Consulting Services for
                                                             Health Care, Managed Care
                                                             and Insurance Programs
                                                             (1990-1999)
------------------------------------------------------------------------------------------------------------------------------------
Peter Morris(4)             Director          Elected        Vice President and Director of      8               RE Advisers,
4301 Wilson Boulevard,                        in 1990        RE Advisers; Secretary,                             RE Investment
Arlington, VA 22203                                          Treasurer and Director of
9/28/48                                                      RE Investment; Vice President
                                                             and Chief Investment Officer
                                                             of NRECA (1988-present)
------------------------------------------------------------------------------------------------------------------------------------
James F. Perna              Director,         Elected        Partner, Krooth & Altman LLP        8               Not Applicable
4301 Wilson Boulevard,      Member,           in 1990
Arlington, VA 22203         Audit
12/1/47                     Committee
------------------------------------------------------------------------------------------------------------------------------------
Anthony Williams            Director          Elected        Senior Vice President of the        8               RE Advisers,
4301 Wilson Boulevard,                        in 1990        Retirement, Safety and                              RE Investment
Arlington, VA 22203                                          Insurance Department of
1/2/42                                                       NRECA; Director, Cooperative
                                                             Benefit Administrators, Inc.,
                                                             Electric Life Cooperative
                                                             Insurance Company and
                                                             Cooperative Insurances
                                                             Services, Inc. (1985-2000)
------------------------------------------------------------------------------------------------------------------------------------


1 Each director serves until his resignation, removal by the board or until his successor is duly elected and qualified.

2 Mr. Marinello is a director who is an "Interested Person" within the meaning of Section 2(a) 19 of the 1940 Act. Mr. Marinello is the Vice President of the Cooperative Network of NRECA, which is an indirect wholly-owned affiliate of RE Investment Corporation and RE Advisers Corporation, the principal underwriter and distributor of Homestead Funds, Inc. and the investment advisor of Homestead Funds, Inc.

3  Mr. Metz is a director who is an "Interested Person" within the meaning of
   Section 2(a)19 of the 1940 Act. Mr. Metz is a Director of RE Investment Corporation, the principal underwriter and distributor of Homestead Funds, Inc. and he is the President and Director of RE Advisers Corporation, the investment advisor of Homestead Funds, Inc.

4  Mr. Morris is a director who is an "Interested Person" within the meaning of
   Section 2(a)19 of the 1940 Act. Mr. Morris is the Secretary, Treasurer and Director of RE Investment Corporation, the principal underwriter and distributor of Homestead Funds, Inc. and he is the Vice President and Director of RE Advisers Corporation, the investment advisor of Homestead Funds, Inc.

The Statement of Additional Information ("SAI") has additional information about the fund's directors and officers and is available without charge, upon request by calling 1-800-258-3030.

FUND OFFICERS


                                              TERM OF
                                              OFFICE
                                              AND                                                NUMBER OF
                            POSITION(S)       LENGTH                                             PORTFOLIOS
NAME, ADDRESS AND           HELD WITH         OF TIME       PRINCIPAL OCCUPATION(S)             OVERSEEN BY     OTHER DIRECTORSHIPS
DATE OF BIRTH               THE FUND          SERVED(1)     DURING PAST FIVE YEARS              DIRECTOR        HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
David Metz                  President         Elected       Senior Vice President of the        8                  RE Advisers,
4301 Wilson Boulevard,                        in 2000       Retirement, Safety and                                 RE Investment
Arlington, VA 22203                                         Insurance Department of
7/26/41                                                     NRECA (October 1999 -
                                                            present); Executive Director,
                                                            Group Insurance Director of
                                                            NRECA (October 1999 -
                                                            July 2000); Self-Employed -
                                                            Contract Management and
                                                            Consulting Services for
                                                            Health Care, Managed Care
                                                            and Insurance Programs
                                                            (1990-1999)
-----------------------------------------------------------------------------------------------------------------------------------
Peter Morris                Secretary and     Elected       Vice President and Director of      8                  RE Advisers,
4301 Wilson Boulevard,      Treasurer         in 1990       RE Advisers; Secretary,                                RE Investment
Arlington, VA 22203                                         Treasurer and Director of
9/28/48                                                     RE Investment; Vice President
                                                            and Chief Investment Officer
                                                            of NRECA (1988-present)
-----------------------------------------------------------------------------------------------------------------------------------
Hope Saxton                 Compliance        Elected       Securities Compliance Officer       8                  Not Applicable
4301 Wilson Boulevard,      Officer           in 2001       of RE Advisers (September
Arlington, VA 22203                                         2001-present); Senior Legal
5/8/73                                                      Assistant, Investment
                                                            Management, Kirkpatrick &
                                                            Lockhart LLP
-----------------------------------------------------------------------------------------------------------------------------------
Denise Trujillo             Vice President    Elected       Executive Director and Chief        8                  Not Applicable
4301 Wilson Boulevard,      and Counsel       in 2001       Employee Benefits Counsel
Arlington, VA 22203                                         of NRECA (1993-present)
9/1/58
-----------------------------------------------------------------------------------------------------------------------------------

UNAUDITED TAX INFORMATION



This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practices:

The Fund's distributions to shareholders included:

                                                                     SHORT-TERM
                                                                GOVERNMENT SECURITIES                  VALUE
                                                                        FUND                           FUND
-----------------------------------------------------------------------------------------------------------------
From short-term capital gains ..............................          $21,969                       $5,416,588
From long-term capital gains ...............................          $    97                       $7,732,260
=================================================================================================================

APPENDIX A

EQUITY 500 INDEX PORTFOLIO





            TABLE OF CONTENTS


                  II.   Schedule of Portfolio Investments

                  IX.   Statement of Assets and Liabilities

                   X.   Statement of Operations

                  XI.   Statements of Changes in Net Assets

                 XII.   Financial Highlights

                XIII.   Notes to Financial Statements

                  XV.   Report of Independent Accountants



                                                                               I

EQUITY 500 INDEX PORTFOLIO


SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2001


                                                             SHARES               VALUE
--------------------------------------------------------------------------------------------

INVESTMENTS IN UNAFFILIATED ISSUERS
COMMON STOCKS - 96.31%
Abbott Laboratories ..........................               422,606        $   23,560,284
Acuity Brands, Inc. ..........................                 6,865                83,066
ADC Telecommunications, Inc. (a) .............               217,806             1,001,908
Adobe Systems, Inc. ..........................                65,927             2,047,033
Adolph Coors Co.- Class B ....................                 9,760               521,184
Advanced Micro Devices (a) ...................                94,253             1,494,853
AES Corp. (a) ................................               146,421             2,393,983
Aetna, Inc.- New .............................                39,060             1,288,589
AFLAC, Inc. ..................................               143,924             3,534,773
Agilent Technologies, Inc. (a) ...............               126,314             3,601,212
Air Products and Chemicals, Inc. .............                61,901             2,903,776
Alberto-Culver Co.- Class B ..................                15,631               699,331
Albertson's, Inc. ............................               110,505             3,479,802
Alcan, Inc. ..................................                87,331             3,137,803
Alcoa, Inc. ..................................               231,146             8,217,240
Allegheny Energy, Inc. .......................                34,426             1,246,910
Allegheny Technologies, Inc. .................                21,863               366,205
Allergan, Inc. ...............................                36,132             2,711,707
Allied Waste Industries, Inc. (a) ............                53,574               753,250
Allstate Corp. ...............................               195,219             6,578,880
Alltel Corp. .................................                84,519             5,217,358
Altera Corp. (a) .............................               105,946             2,248,174
Ambac Financial Group ........................                29,319             1,696,397
Amerada Hess Corp. ...........................                24,506             1,531,625
Ameren Corp. .................................                37,818             1,599,701
American Electric Power ......................                88,389             3,847,573
American Express Co. .........................               362,699            12,944,727
American Greetings Corp.- Class A ............                17,882               246,414
American Home Products Corp. .................               359,720            22,072,419
American International Group, Inc. ...........               711,638            56,504,057
American Power Conversion Corp. (a) ..........                53,229               769,691
AmerisourceBergen Corp. ......................                28,310             1,799,100
Amgen, Inc. (a) ..............................               285,266            16,100,413
AMR Corp. (a) ................................                42,012               931,406
Amsouth Bancorp ..............................               100,708             1,903,381
Anadarko Petroleum Corp. .....................                68,061             3,869,268
Analog Devices, Inc. (a) .....................                98,537             4,374,057
Andrew Corp. (a) .............................                22,783               498,720
Anheuser-Busch Cos., Inc. ....................               255,230            11,538,948
AOL Time Warner Inc. (a) .....................             1,206,415            38,725,921
AON Corp. ....................................                72,275             2,567,208
Apache Corp. .................................                37,749             1,882,935
Apple Computer, Inc. (a) .....................                95,534             2,092,195
Applied Biosystems Group -Applera Corp. ......                58,016             2,278,288
Applied Materials, Inc. (a) ..................               222,542             8,923,934
Applied Micro Circuits Corp. (a) .............                82,400               932,768
Archer-Daniels-Midland Co. ...................               180,022             2,583,316
Ashland, Inc. ................................                18,837               868,009
AT&T Corp. ...................................               964,566            17,497,227
AT&T Wireless Services, Inc. (a) .............               688,800             9,898,056
Autodesk, Inc. ...............................                15,141               564,305
Automatic Data Processing, Inc. ..............               167,893             9,888,898
Autozone, Inc. (a) ...........................                29,322             2,105,320
Avaya, Inc. (a) ..............................                77,638               943,302
Avery Dennison Corp. .........................                29,901             1,690,304
Avon Products ................................                64,414             2,995,251
Baker Hughes, Inc. ...........................                91,459             3,335,510
Ball Corp. ...................................                 7,495               529,896
Bank of America Corp. ........................               428,688            26,985,910
Bank of New York Co., Inc. ...................               201,132             8,206,186
Bank One Corp. ...............................               318,084            12,421,180
Barrick Gold Corp. ...........................               150,182             2,395,403
Bausch & Lomb, Inc. ..........................                14,590               549,459
Baxter International, Inc. ...................               160,676             8,617,054
BB&T Corp. ...................................               120,344             4,345,622
Bear Stearns Cos., Inc. ......................                25,632             1,503,060
Becton, Dickinson & Co. ......................                70,387             2,333,329
Bed, Bath & Beyond, Inc. (a) .................                78,921             2,675,422
BellSouth Corp. ..............................               511,632            19,518,761
Bemis Co., Inc. ..............................                14,408               708,585
Best Buy, Inc. (a) ...........................                57,326             4,269,640
Big Lots, Inc. ...............................                30,942               321,797
Biogen, Inc. (a) .............................                40,827             2,341,428
Biomet, Inc. .................................                73,358             2,266,762
Black & Decker Corp. .........................                22,237               839,002
BMC Software, Inc. (a) .......................                67,847             1,110,655
Boeing Co. ...................................               229,534             8,901,329
Boise Cascade Corp. ..........................                15,750               535,657
Boston Scientific Corp. (a) ..................               109,757             2,647,339
Bristol-Myers Squibb Co. .....................               527,454            26,900,154
Broadcom Corp. (a) ...........................                71,200             2,917,776
Brown-Forman Corp.- Class B ..................                14,271               893,365
Brunswick Corp. ..............................                23,977               521,740
Burlington Northern Santa Fe Corp. ...........               105,209             3,001,613
Burlington Resources, Inc. ...................                55,218             2,072,884
C.R. Bard, Inc. ..............................                13,845               893,002



II

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 2001

                                                             SHARES               VALUE
--------------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED
Calpine Corp. (a) ............................                82,513        $    1,385,393
Campbell Soup Co. ............................               111,505             3,330,654
Capital One Financial Corp. ..................                57,390             3,096,190
Cardinal Health, Inc. ........................               122,136             7,897,314
Carnival Corp. ...............................               161,200             4,526,496
Caterpillar, Inc. ............................                93,487             4,884,696
Cendant Corp. (a) ............................               265,916             5,214,613
Centex Corp. .................................                16,211               925,486
Centurytel, Inc. .............................                39,197             1,285,662
Charles Schwab Corp. .........................               372,038             5,755,428
Charter One Financial, Inc. ..................                59,940             1,627,371
ChevronTexaco Corp. ..........................               290,352            26,018,443
Chiron Corp. (a) .............................                52,091             2,283,669
Chubb Corp. ..................................                46,709             3,222,921
CIENA Corporation (a) ........................                91,000             1,302,210
CIGNA Corp. ..................................                39,879             3,694,789
Cincinnati Financial Corp. ...................                44,648             1,703,321
Cinergy Corp. ................................                43,877             1,466,808
Cintas Corp. .................................                46,200             2,235,618
Circuit City Stores- Circuit City Group ......                56,711             1,471,650
Cisco Systems, Inc. (a) ......................             1,996,884            36,163,569
Citigroup, Inc. ..............................             1,401,056            70,725,307
Citizen Communications Co. (a) ...............                78,800               840,008
Citrix Systems, Inc. (a) .....................                51,445             1,165,744
Clear Channel Communications (a) .............               160,765             8,184,546
Clorox Co. ...................................                63,471             2,510,278
CMS Energy ...................................                36,185               869,526
Coca-Cola Co. ................................               676,931            31,917,297
Coca-Cola Enterprises, Inc. ..................               121,065             2,292,971
Colgate-Palmolive Co. ........................               150,261             8,677,573
Comcast Corp. (a) ............................               257,227             9,260,172
Comerica, Inc. ...............................                48,973             2,806,153
Compaq Computer Corp. ........................               461,468             4,503,928
Computer Associates International, Inc. ......               158,071             5,451,869
Computer Sciences Corp. (a) ..................                46,160             2,260,917
Compuware Corp. (a) ..........................               102,442             1,207,791
Comverse Technology (a) ......................                51,571             1,153,643
Conagra Foods, Inc. ..........................               146,250             3,476,362
Concord EFS, Inc. (a) ........................               132,480             4,342,694
Conexant Systems, Inc. (a) ...................                67,766               973,120
Conoco Inc. ..................................               171,014             4,839,696
Conseco, Inc. (a) ............................                92,420               412,193
Consolidated Edison, Inc. ....................                58,380             2,356,217
Constellation Energy Group, Inc. .............                45,242             1,201,175
Convergys Corp. (a) ..........................                46,762             1,753,107
Cooper Industries, Inc. ......................                25,540               891,857
Cooper Tire & Rubber Co. (a) .................                19,714               314,635
Corning, Inc. (a) ............................               258,897             2,309,361
Costco Wholesale Corp. (a) ...................               123,149             5,465,353
Countrywide Credit Industries, Inc. ..........                32,691             1,339,350
Crane Co. ....................................                16,276               417,317
CSX Corp. ....................................                57,992             2,032,620
Cummins Engine Co., Inc. (a) .................                11,261               433,999
CVS Corp. ....................................               106,421             3,150,062
Dana Corp. ...................................                40,400               560,752
Danaher Corp. ................................                39,664             2,392,136
Darden Restaurants, Inc. .....................                31,741             1,123,631
Deere & Co. ..................................                63,962             2,792,581
Dell Computer Corp. (a) ......................               710,610            19,314,380
Delphi Automotive Systems ....................               152,460             2,082,604
Delta Air Lines, Inc. ........................                33,535               981,234
Deluxe Corp. .................................                18,810               782,120
Devon Energy Corp. ...........................                34,839             1,346,527
Dillard's, Inc.- Class A .....................                23,237               371,792
Dollar General Corp. .........................                90,032             1,341,477
Dominion Resources, Inc. .....................                68,415             4,111,742
Dover Corp. ..................................                56,567             2,096,939
Dow Chemical Co. .............................               245,525             8,293,835
Dow Jones & Co., Inc. ........................                23,699             1,297,046
DTE Energy Co. ...............................                45,348             1,901,895
Du Pont (E.I.) de Nemours & Co. ..............               279,063            11,862,968
Duke Energy Corp. ............................               211,542             8,305,139
Dynegy, Inc. .................................                89,786             2,289,543
Eastman Chemical Co. .........................                20,983               818,757
Eastman Kodak Co. ............................                79,389             2,336,418
Eaton Corp. ..................................                19,201             1,428,746
Ecolab, Inc. .................................                34,764             1,399,251
Edison International (a) .....................                89,915             1,357,717
El Paso Corp. ................................               139,354             6,216,582
Electronic Data Systems Corp. ................               128,054             8,778,102
Eli Lilly & Co. ..............................               306,550            24,076,437
EMC Corp. (a) ................................               603,352             8,109,051
Emerson Electric Co. .........................               116,522             6,653,406
Engelhard Corp. ..............................                35,361               978,792
Entergy Corp. ................................                60,740             2,375,541
EOG Resources, Inc. ..........................                31,948             1,249,486
Equifax, Inc. ................................                39,152               945,521



                                                                             III

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 2001

                                                             SHARES               VALUE
--------------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED
Equity Office Properties Trust ...............               112,000        $    3,368,960
Equity Residential Properties Trust ..........                73,700             2,115,927
Exelon Corp. .................................                88,005             4,213,679
Exxon Mobil Corp. ............................             1,862,630            73,201,359
Family Dollar Stores, Inc. ...................                46,995             1,408,910
Fannie Mae ...................................               272,233            21,642,524
Federated Department Stores, Inc. (a) ........                53,542             2,189,868
FedEx Corp. (a) ..............................                90,234             4,681,340
Fifth Third Bancorp ..........................               157,729             9,712,952
First Data Corp. .............................               103,891             8,150,249
FirstEnergy Corp. ............................                81,730             2,858,915
Fiserv, Inc. .................................                50,901             2,154,130
Fleet Boston Financial Corp. .................               285,200            10,409,800
Fluor Corp.- New .............................                21,690               811,206
Ford Motor Co. ...............................               492,902             7,748,419
Forest Laboratories, Inc. (a) ................                48,332             3,960,807
Fortune Brands, Inc. .........................                40,570             1,606,166
FPL Group, Inc. ..............................                48,333             2,725,981
Franklin Resources, Inc. .....................                70,954             2,502,548
Freddie Mac ..................................               189,608            12,400,363
Freeport-McMoRan Copper &
  Gold, Inc.- Class B (a) ....................                42,123               564,027
Gannett Co., Inc. ............................                72,523             4,875,721
Gap, Inc. (The) ..............................               234,798             3,273,084
Gateway, Inc. (a) ............................                88,357               710,390
General Dynamics Corp. .......................                55,644             4,431,488
General Electric Co. .........................             2,702,915           108,332,833
General Mills, Inc. ..........................                99,210             5,159,912
General Motors Corp. .........................               150,177             7,298,602
Genuine Parts Co. ............................                47,194             1,732,020
Genzyme Corp.-General Division (a) ...........                57,000             3,412,020
Georgia-Pacific Corp. ........................                61,853             1,707,761
Gillette Co. .................................               287,477             9,601,732
Golden West Financial Corp. ..................                43,827             2,579,219
Goodrich Corp. ...............................                29,187               776,958
Goodyear Tire & Rubber Co. ...................                43,410             1,033,592
Great Lakes Chemical Corp. ...................                13,675               332,029
Guidant Corp. (a) ............................                82,985             4,132,653
H & R Block, Inc. ............................                50,484             2,256,635
Halliburton Co. ..............................               116,852             1,530,761
Harley-Davidson, Inc. ........................                82,766             4,495,021
Harrah's Entertainment, Inc. (a) .............                31,380             1,161,374
Hartford Financial Services Group, Inc. ......                65,347             4,105,752
Hasbro, Inc. .................................                47,224               766,446
HCA, Inc. ....................................               140,976             5,433,215
Health Management Associates, Inc. -
  Class A (a) ................................                67,700             1,245,680
HealthSouth Corp. (a) ........................               107,569             1,594,173
Hercules, Inc. (a) ...........................                29,503               295,030
Hershey Foods Corp. ..........................                36,897             2,497,927
Hewlett-Packard Co. ..........................               528,250            10,850,255
Hilton Hotels Corp. ..........................               100,966             1,102,549
HJ Heinz Co. .................................                95,280             3,917,914
Home Depot, Inc. .............................               637,896            32,539,075
Honeywell International, Inc. ................               223,154             7,547,068
Household International, Inc. ................               124,985             7,241,631
Humana, Inc. (a) .............................                47,016               554,319
Huntington Bancshares, Inc. ..................                69,474             1,194,258
Illinois Tool Works, Inc. ....................                82,972             5,618,864
Immunex Corp. (a) ............................               146,400             4,056,744
IMS Health, Inc. .............................                80,449             1,569,560
Inco, Ltd. (a) ...............................                49,557               839,496
Ingersoll-Rand Co. ...........................                45,765             1,913,435
Intel Corp. ..................................             1,828,051            57,492,204
International Business Machines Corp. ........               469,269            56,762,778
International Flavors & Fragrances, Inc. .....                26,047               773,856
International Game Technology (a) ............                20,127             1,374,674
International Paper Co. ......................               131,284             5,297,309
Interpublic Group of Cos., Inc. ..............               102,686             3,033,344
Intuit, Inc. (a) .............................                57,930             2,477,087
ITT Industries, Inc. .........................                24,387             1,231,544
J.C. Penney Co., Inc. ........................                72,026             1,937,499
J.P. Morgan Chase & Co. ......................               537,821            19,549,793
Jabil Circuit, Inc. (a) ......................                53,200             1,208,704
JDS Uniphase Corp. (a) .......................               364,582             3,182,801
Jefferson-Pilot Corp. ........................                41,726             1,930,662
John Hancock Financial Services ..............                81,337             3,359,218
Johnson & Johnson ............................               835,674            49,388,333
Johnson Controls, Inc. .......................                23,785             1,920,639
Jones Apparel Group, Inc. (a) ................                31,456             1,043,396
KB HOME ......................................                12,149               487,175
Kellogg Co. ..................................               110,636             3,330,144
Kerr-McGee Corp. .............................                27,701             1,518,015
KeyCorp ......................................               116,420             2,833,663
KeySpan Corp. ................................                37,865             1,312,022
Kimberly-Clark Corp. .........................               143,094             8,557,021
Kinder Morgan, Inc. ..........................                30,383             1,692,029



IV

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 2001

                                                             SHARES               VALUE
--------------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED
King Pharmaceuticals, Inc. (a) ...............                67,133        $    2,828,313
KLA/Tencor Corp. (a) .........................                50,746             2,514,972
Kmart Corp. (a) ..............................               134,103               732,202
Knight-Ridder, Inc. ..........................                20,160             1,308,989
Kohls Corp. (a) ..............................                91,118             6,418,352
Kroger Co. (a) ...............................               218,636             4,562,933
Leggett & Platt, Inc. ........................                53,704             1,235,192
Lehman Brothers Holdings, Inc. ...............                64,893             4,334,852
Lexmark International Group, Inc. (a) ........                35,064             2,068,776
Limited, Inc. ................................               116,664             1,717,294
Lincoln National Corp. .......................                51,485             2,500,626
Linear Technology Corp. ......................                86,985             3,395,894
Liz Claiborne, Inc. ..........................                14,294               711,127
Lockheed Martin Corp. ........................               120,041             5,602,313
Louisiana-Pacific Corp. (a) ..................                28,582               241,232
Lowe's Cos., Inc. ............................                52,736             2,920,520
Lowe's Cos ...................................               210,532             9,770,790
LSI Logic Corp. (a) ..........................                99,000             1,562,220
Lucent Technologies, Inc. (a) ................               938,360             5,902,284
Manor Care, Inc. (a) .........................                28,432               674,123
Marriott International Inc.- Class A .........                66,401             2,699,201
Marsh and McLennan Cos., Inc. ................                75,015             8,060,362
Masco Corp. ..................................               125,879             3,084,036
Mattel, Inc. .................................               117,903             2,027,932
Maxim Integrated Products (a) ................                88,489             4,646,557
May Department Stores Co. ....................                81,791             3,024,631
Maytag Corp. .................................                20,834               646,479
MBIA, Inc. ...................................                41,078             2,203,013
MBNA Corp. ...................................               232,603             8,187,626
McDermott International, Inc. ................                16,769               205,756
McDonald's Corp. .............................               349,888             9,261,535
McGraw-Hill, Inc. ............................                53,178             3,242,794
McKesson, Inc. ...............................                78,176             2,923,782
Mead Corp. ...................................                27,140               838,355
MedImmune, Inc. (a) ..........................                58,355             2,704,754
Medtronic, Inc. ..............................               329,523            16,874,873
Mellon Financial Corp. .......................               128,114             4,819,649
Merck & Co., Inc. ............................               619,817            36,445,240
Mercury Interactive Corp. (a) ................                23,148               786,569
Meredith Corp. ...............................                13,944               497,104
Merrill Lynch & Co., Inc. ....................               229,720            11,973,006
MetLife, Inc. ................................               198,770             6,297,034
MGIC Investment Corp. ........................                29,770             1,837,404
Micron Technology, Inc. (a) ..................               163,181             5,058,611
Microsoft Corp. (a) ..........................             1,466,666            97,195,956
Millipore Corp. ..............................                12,992               788,614
Minnesota Mining & Manufacturing Co. .........               106,706            12,613,716
Mirant Corp. (a) .............................               115,831             1,855,613
Molex, Inc. ..................................                54,334             1,681,637
Moody's Corp. ................................                42,509             1,694,409
Morgan Stanley Dean Witter & Co. .............               298,515            16,698,929
Motorola, Inc. ...............................               603,390             9,062,918
Nabors Industries, Inc. (a) ..................                38,352             1,316,624
National City Corp. ..........................               164,928             4,822,495
National Semiconductor Corp. .................                47,525             1,463,295
Navistar International Corp. (a) .............                16,204               640,058
NCR Corp. (a) ................................                26,867               990,318
Network Appliance, Inc. (a) ..................                89,090             1,948,398
New York Times Co.- Class A ..................                41,980             1,815,635
Newell Rubbermaid, Inc. ......................                72,804             2,007,206
Newmont Mining Corp. .........................                48,228               921,637
Nextel Communications, Inc. (a) ..............               209,355             2,294,531
Niagara Mohawk Power Corp. (a) ...............                44,299               785,421
NICOR, Inc. ..................................                12,165               506,551
Nike, Inc.- Class B ..........................                73,170             4,115,081
NiSource, Inc. ...............................                56,312             1,298,555
Noble Drilling Corp. (a) .....................                36,000             1,225,440
Nordstrom, Inc. ..............................                36,636               741,146
Norfolk Southern Corp. .......................               104,923             1,923,239
Nortel Networks Corp. (a) ....................               877,269             6,579,518
Northern Trust Corp. .........................                60,940             3,669,807
Northrop Grumman Corp. .......................                23,693             2,388,491
Novell, Inc. (a) .............................                94,156               432,176
Novellus Systems, Inc. (a) ...................                39,000             1,538,550
Nucor Corp. ..................................                21,203             1,122,911
Nvidia Corp (a) ..............................                38,300             2,562,270
Occidental Petroleum Corp. ...................               102,456             2,718,158
Office Depot, Inc. (a) .......................                81,451             1,510,102
Omnicom Group, Inc. ..........................                50,632             4,523,969
Oracle Corp. (a) .............................             1,517,065            20,950,668
PACCAR, Inc. .................................                20,891             1,370,867
Pactiv Corp. (a) .............................                43,429               770,865
Pall Corp. ...................................                33,229               799,490
Palm, Inc. (a) ...............................               155,194               602,153
Parametric Technology Corp. (a) ..............                74,081               578,573
Parker-Hannifin Corp. ........................                31,906             1,464,804
Paychex, Inc. ................................               101,895             3,570,401



                                                                               V

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 2001

                                                             SHARES               VALUE
--------------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED
Peoples Energy Corp. .........................                 9,618        $      364,811
PeopleSoft, Inc. (a) .........................                81,611             3,280,762
Pepsi Bottling Group, Inc. (The) .............                77,264             1,815,704
PepsiCo, Inc. ................................               476,290            23,190,560
PerkinElmer, Inc. ............................                28,068               982,941
Pfizer, Inc. .................................             1,712,281            68,234,398
PG&E Corp. (a) ...............................               106,563             2,050,272
Pharmacia Corp. ..............................               351,916            15,009,217
Phelps Dodge Corp. (a) .......................                21,389               693,004
Philip Morris Companies, Inc. ................               592,055            27,145,722
Phillips Petroleum Co. .......................               104,185             6,278,188
Pinnacle West Capital Corp. ..................                23,442               981,048
Pitney Bowes, Inc. ...........................                66,459             2,499,523
Placer Dome, Inc. ............................                93,008             1,014,717
PMC-Sierra, Inc. (a) .........................                45,047               957,699
PNC Financial Services Group .................                77,849             4,375,114
Power-One, Inc. (a) ..........................                22,314               232,289
PPG Industries, Inc. .........................                45,799             2,368,724
PPL Corp. ....................................                40,280             1,403,758
Praxair, Inc. ................................                43,781             2,418,900
Procter & Gamble Co. .........................               352,768            27,914,532
Progress Energy, Inc. ........................                59,623             2,684,824
Progressive Corp. of Ohio ....................                20,165             3,010,635
Providian Financial Corp. (a) ................                80,558               285,981
Public Service Enterprise Group ..............                56,502             2,383,819
Pulte Homes, Inc. ............................                15,999               714,675
QLogic Corp. (a) .............................                25,234             1,123,165
Qualcomm, Inc. (a) ...........................               207,954            10,501,677
Quintiles Transnational Corp. (a) ............                31,936               513,531
Qwest Communications International ...........               455,145             6,431,199
R.R. Donnelley & Sons Co. ....................                32,177               955,335
RadioShack Corp. .............................                48,836             1,469,964
Raytheon Co. .................................               106,634             3,462,406
Reebok International Ltd. (a) ................                16,036               424,954
Regions Financial Corp. ......................                62,718             1,884,049
Reliant Energy, Inc. .........................                81,878             2,171,405
Robert Half International, Inc. (a) ..........                47,697             1,273,510
Rockwell Collins .............................                51,328             1,000,896
Rockwell International Corp. .................                50,028               893,500
Rohm & Haas Co. ..............................                60,024             2,078,631
Rowan Cos., Inc. (a) .........................                25,473               493,412
Royal Dutch Petroleum Co. ....................               578,602            28,363,070
Ryder Systems, Inc. (a) ......................                16,546               366,494
Sabre Group Holdings, Inc. (a) ...............                37,088             1,570,677
Safeco Corp. .................................                35,648             1,110,435
Safeway, Inc. (a) ............................               136,580             5,702,215
Sanmina-SCI Corp. (a) ........................               143,970             2,865,003
Sapient Corp. (a) ............................                34,916               269,552
Sara Lee Corp. ...............................               213,187             4,739,147
SBC Communications, Inc. .....................               915,752            35,870,006
Schering-Plough Corp. ........................               399,611            14,310,070
Schlumberger Ltd. N.V ........................               156,699             8,610,610
Scientific-Atlanta, Inc. .....................                45,213             1,082,399
Sealed Air Corp. (a) .........................                22,807               930,982
Sears, Roebuck and Co. .......................                88,698             4,225,573
Sempra Energy ................................                56,388             1,384,325
Sherwin-Williams Co. .........................                42,018             1,155,495
Siebel Systems, Inc. (a) .....................               125,736             3,518,093
Sigma-Aldrich Corp. ..........................                19,953               786,348
Snap-On, Inc. ................................                15,803               531,929
Solectron Corp. (a) ..........................               181,894             2,051,764
Southern Co. .................................               187,895             4,763,138
SouthTrust Corp. .............................                93,562             2,308,175
Southwest Airlines Co. .......................               208,359             3,850,474
Sprint Corp.- PCS Group (a) ..................               268,312             6,549,496
Sprint Corp.- FON Group ......................               242,905             4,877,532
St. Jude Medical, Inc. (a) ...................                23,434             1,819,650
St. Paul Cos., Inc. ..........................                57,299             2,519,437
Stanley Works ................................                23,208             1,080,797
Staples, Inc. (a) ............................               124,840             2,334,508
Starbucks Corp. (a) ..........................               103,834             1,978,038
Starwood Hotels & Resorts Worldwide, Inc. ....                54,431             1,624,765
State Street Corp. ...........................                89,064             4,653,594
Stilwell Financial, Inc. .....................                60,008             1,633,418
Stryker Corp. ................................                53,499             3,122,737
Sun Microsystems, Inc. (a) ...................               882,674            10,892,197
Sunoco, Inc. .................................                21,387               798,591
SunTrust Banks, Inc. .........................                79,082             4,958,441
SUPERVALU, Inc. ..............................                36,279               802,491
Symbol Technologies, Inc. ....................                62,017               984,830
Synovus Financial Corp. ......................                79,947             2,002,672
SYSCO Corp. ..................................               181,419             4,756,806
T. Rowe Price Group, Inc. ....................                33,597             1,166,824
Target Corp. .................................               246,035            10,099,737
Teco Energy, Inc. ............................                37,500               984,000
Tektronix, Inc. (a) ..........................                26,170               674,663
Tellabs, Inc. (a) ............................               113,817             1,710,670



VI

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 2001

                                                             SHARES               VALUE
--------------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED
Temple Inland, Inc. ..........................                13,721        $      778,392
Tenet Healthcare Corp. .......................                88,926             5,221,735
Teradyne, Inc. (a) ...........................                48,441             1,460,012
Texas Instruments, Inc. ......................               472,573            13,232,044
Textron, Inc. ................................                38,489             1,595,754
Thermo Electron Corp. (a) ....................                48,388             1,154,538
Thomas & Betts Corp. (a) .....................                15,821               334,614
Tiffany & Co. ................................                39,747             1,250,838
TJX Cos., Inc. ...............................                74,266             2,960,243
TMP Worldwide, Inc. ..........................                29,154             1,250,707
Torchmark Corp. ..............................                34,446             1,354,761
Toys "R" Us, Inc. (a) ........................                54,029             1,120,561
Transocean Sedco Forex Inc. ..................                86,751             2,933,919
Tribune Co. ..................................                81,904             3,065,667
Tricon Global Restaurants, Inc. (a) ..........                39,667             1,951,616
TRW, Inc. ....................................                34,851             1,290,881
Tupperware Corp. .............................                16,114               310,195
TXU Corp. ....................................                70,564             3,327,093
Tyco International Ltd. ......................               543,120            31,989,768
U.S. Bancorp .................................               522,217            10,930,002
Unilever NV ..................................               155,588             8,963,425
Union Pacific Corp. ..........................                67,574             3,851,718
Union Planters Corp. .........................                37,827             1,707,133
Unisys Corporation (a) .......................                88,514             1,109,966
United Technologies Corp. ....................               129,666             8,380,314
UnitedHealth Group, Inc. .....................                85,264             6,034,133
Univision Communications, Inc. (a) ...........                57,100             2,310,266
Unocal Corp. .................................                67,021             2,417,447
UnumProvident Corp. ..........................                66,149             1,753,610
US Airways Group, Inc. (a) ...................                18,393               116,612
USA Education, Inc. ..........................                42,954             3,608,995
UST, Inc. ....................................                45,090             1,578,150
USX Marathon Group ...........................                24,292             2,526,270
USX - US Steel Group .........................                24,292               439,928
V.F. Corp. ...................................                30,215             1,178,687
Veritas Software Corp. (a) ...................               109,857             4,923,791
Verizon Communications, Inc. .................               739,444            35,094,012
Viacom, Inc. (a) .............................               483,716            21,356,061
Visteon Corp .................................                35,522               534,251
Vitesse Semiconductor Corp. (a) ..............                50,269               626,352
Vulcan Materials Co. .........................                27,634             1,324,774
W.W. Grainger, Inc. ..........................                25,504             1,224,192
Wachovia Corp. ...............................               371,343            11,645,316
Wal-Mart Stores, Inc. ........................             1,213,977            69,864,376
Walgreen Co. .................................               277,666             9,346,238
Walt Disney Co. ..............................               554,947            11,498,502
Washington Mutual, Inc. ......................               240,456             7,862,911
Waste Management, Inc. .......................               170,858             5,452,079
Waters Corp. .................................                35,600             1,379,500
Watson Pharmaceuticals (a) ...................                29,189               916,243
Wellpoint Health Networks, Inc. (a) ..........                17,392             2,032,255
Wells Fargo & Co. ............................               462,056            20,076,333
Wendy's International, Inc. ..................                28,428               829,245
Westvaco Corp. ...............................                27,598               785,163
Weyerhaeuser Co. .............................                58,907             3,185,691
Whirlpool Corp. ..............................                18,267             1,339,519
Willamette Industries, Inc. ..................                29,995             1,563,339
Williams Cos., Inc. ..........................               141,177             3,602,837
Winn Dixie Stores, Inc. ......................                38,285               545,561
WorldCom, Inc.- WorldCom Group (a) ...........               792,238            11,154,711
Worthington Industries, Inc. .................                23,229               329,852
Wrigley (WM.), Jr. Co. .......................                61,300             3,148,981
Xcel Energy, Inc. ............................                94,376             2,617,990
Xerox Corp. (a) ..............................               189,978             1,979,571
Xilinx, Inc. (a) .............................                91,094             3,557,221
XL Capital Ltd.- Class A .....................                36,500             3,334,640
Yahoo!, Inc. (a) .............................               168,798             2,994,477
Zimmer Holdings, Inc. (a) ....................                52,745             1,610,832
Zions Bancorporation .........................                25,500             1,340,790
--------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
  (COST $3,194,617,102) ......................                              $2,851,991,922
============================================================================================



                                                                             VII

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 2001


                                                SHARES/
                                           PRINCIPAL AMOUNT          VALUE
-------------------------------------------------------------------------------

SHORT TERM INSTRUMENTS - 0.17%
US Treasury Bill (b), 1.90%, 3/21/02 .....   $5,150,000        $    5,131,359
-------------------------------------------------------------------------------
  Total Short Term Instruments
      (Cost $5,132,033) ...............................             5,131,359
-------------------------------------------------------------------------------
  Total Investments in Unaffiliated
      Issuers (Cost $3,199,749,135) ...................         2,857,123,281
-------------------------------------------------------------------------------
INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
SHORT TERM INSTRUMENTS - 2.46%
Cash Management Fund Institutional .......   72,984,565            72,984,565
-------------------------------------------------------------------------------
  Total Short Term Instruments
      (Cost $72,984,565) ..............................            72,984,565
-------------------------------------------------------------------------------
TOTAL INVESTMENTS
  (COST $3,272,733,700) (c) - 98.94%                           $2,930,107,846
===============================================================================
Other Assets in Excess of Liabilities - 1.06% .........            31,242,323
-------------------------------------------------------------------------------
NET ASSETS - 100.00% ..................................        $2,961,350,169
===============================================================================



(a) Non-income producing security for the year ended December 31, 2001.
(b) Held as collateral for futures contracts.
(c) Aggregate cost for federal tax purposes is $3,390,400,994



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



VIII

EQUITY 500 INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES


                                                                                                     AS OF
                                                                                               DECEMBER 31, 2001
-------------------------------------------------------------------------------------------------------------------
ASSETS
     Investments in unaffiliated issuers, at value (cost $3,199,749,135) .................     $   2,857,123,281
     Investments in affiliated investment companies, at value (cost $72,984,565) .........            72,984,565
-------------------------------------------------------------------------------------------------------------------
Total investments at value ...............................................................         2,930,107,846
-------------------------------------------------------------------------------------------------------------------
Dividends and interest receivable ........................................................             2,964,600
Receivable for shares of beneficial interest subscribed ..................................            10,011,024
Receivable for securities sold ...........................................................            20,611,932
Prepaid expenses and other ...............................................................                13,266
-------------------------------------------------------------------------------------------------------------------
Total assets .............................................................................         2,963,708,668
===================================================================================================================
LIABILITIES
Due to administrator .....................................................................               122,635
Payable for securities purchased .........................................................             1,380,169
Variation margin payable on futures contracts ............................................               843,721
Accrued expenses and other ...............................................................                11,974
-------------------------------------------------------------------------------------------------------------------
Total liabilities ........................................................................             2,358,499
-------------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................................................................     $   2,961,350,169
===================================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital ..........................................................................     $   3,304,291,809
Net unrealized depreciation on investments ...............................................          (342,941,640)
-------------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................................................................     $   2,961,350,169
===================================================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                                                              IX

EQUITY 500 INDEX PORTFOLIO

STATEMENT OF OPERATIONS


                                                                                              FOR THE YEAR ENDED
                                                                                               DECEMBER 31, 2001
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends from unaffiliated issuers (net of foreign taxes withheld of $343,735) ........     $      63,650,267
  Dividends from affiliated investment companies .........................................             3,227,318
  Interest ...............................................................................               288,852
-------------------------------------------------------------------------------------------------------------------
Total investment income ..................................................................            67,166,437
-------------------------------------------------------------------------------------------------------------------
EXPENSES
  Advisory fees ..........................................................................             2,443,519
  Professional fees ......................................................................                24,592
  Trustees fees ..........................................................................                10,865
  Miscellaneous ..........................................................................                32,655
-------------------------------------------------------------------------------------------------------------------
Net expenses .............................................................................             2,511,631
-------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME ....................................................................            64,654,806
-------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FUTURES CONTRACTS
Net realized gain from investment transactions ...........................................            40,552,202
Net realized gain from redemptions in-kind ...............................................            57,913,192
Net realized loss from futures transactions ..............................................            (8,843,992)
Net change in unrealized appreciation/depreciation on investments and futures contracts ..        (1,632,514,258)
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments and futures contracts ....................        (1,542,892,856)
-------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ...............................................     $  (1,478,238,050)
-------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


X

EQUITY 500 INDEX PORTFOLIO


STATEMENTS OF CHANGES IN NET ASSETS

                                                                          FOR THE                    FOR THE
                                                                         YEAR ENDED                 YEAR ENDED
                                                                     DECEMBER 31, 2001          DECEMBER 31, 2000
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income ............................................   $      64,654,806         $      88,784,453
Net realized gain from investment and futures transactions .......          89,621,402             1,092,025,319
Net change in unrealized appreciation/depreciation on
  investments and futures contracts ..............................      (1,632,514,258)           (1,858,819,425)
-------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from operations .......................      (1,478,238,050)             (678,009,653)
-------------------------------------------------------------------------------------------------------------------


CAPITAL TRANSACTIONS
Proceeds from capital invested ...................................       2,530,846,594             4,604,825,079
Redemptions in kind ..............................................      (3,293,610,708)                       --

VALUE OF CAPITAL WITHDRAWN .......................................      (1,886,398,815)           (5,003,161,160)
-------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital transactions
  in shares of beneficial interest ...............................      (2,649,162,929)             (398,336,081)
-------------------------------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS .....................................      (4,127,400,979)           (1,076,345,734)
-------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period ..............................................       7,088,751,148             8,165,096,882
-------------------------------------------------------------------------------------------------------------------
END OF YEAR ......................................................   $   2,961,350,169         $   7,088,751,148
===================================================================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                                                              XI

EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

Contained below are selected supplemental data and ratios to average net assets for the periods indicated for the Equity 500 Index Portfolio.


                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                         ------------------------------------------------------------------------------
                                             2001              2000           1999            1998           1997
-----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (thousands)..  $2,961,350        $7,088,751      $8,165,097     $5,200,504      $2,803,086

Ratios to average net assets:

   Net investment income ..............        1.29%             1.18%           1.35%          1.50%           1.76%

   Expenses after waivers
     and/or reimbursements ............        0.05%             0.06%(a)        0.08%          0.08%(b)        0.08%
   Expenses before waivers
     and/or reimbursements ............        0.05%             0.06%           0.08%          0.10%           0.15%
Portfolio turnover rate ...............           9%(c)            28%             13%             4%             19%



-----------------------------------------------------------------------------------------------------------------------

(a) Effective March 15, 2000, Deutsche Bank contractually agreed to limit the annual operating expenses of the portfolio to 0.05% of the portfolio's average daily net assets.
(b) Effective May 6, 1998, Deutsche Bank contractually agreed to limit its fees from the portfolio to the lesser of 0.05% or the amount that brings the total annual operating expenses up to 0.08% of the portfolio's average daily net assets.
(c) Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


XII

EQUITY 500 INDEX PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

              1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES


Organization: The Equity 500 Index Portfolio (the 'Portfolio') is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as a diversified, open-end management investment company. The Portfolio is organized as a business trust under the laws of the state of New York.

Details concerning the Portfolio's investment objective and policies and the risk factors associated with the Portfolio's investments are described in the Portfolio's Prospectus and Statement of Additional Information.

Valuation of Securities: The Portfolio values its investments at market value.

When valuing listed equity securities, the Portfolio uses the last sale price prior to the calculation of the Portfolio's net asset value. When valuing equity securities that are not listed or that are listed but have not traded, the Portfolio uses the bid price in the over-the-counter market.

When valuing short-term securities that mature within sixty days, the Portfolio uses amortized cost.

When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Portfolio determines a fair value in good faith under procedures established by and under the general supervision of the Board. The Portfolio may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Portfolio values its investments. After consideration of various factors, the Portfolio may value the securities at their last reported price or at fair value. On December 31, 2001 there were no fair valued securities.

Securities Transaction and Investment Income: Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, upon receipt of ex-dividend notification. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

Federal Income Taxes: The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

Futures Contracts: The Portfolio may buy or sell financial futures contracts on established futures exchanges. Under the terms of a financial futures contract, the Portfolio agrees to receive or deliver a specific amount of a financial instrument at a specific price on a specific date.

The Portfolio's investments in financial futures contracts are designed to closely replicate the benchmark index used by the Portfolio.

When the Portfolio enters into a futures contract, it is required to make a margin deposit equal to a percentage of the face value of the contract. While the contract is outstanding, the Portfolio may be required to make additional deposits or may have part of its deposit returned as a result of changes in the relationship between the face value of the contract and the value of the underlying security. The Portfolio records these payments as unrealized gains or losses. When entering into a closing transaction, the Portfolio realizes a gain or loss.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Estimates: In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

                    2. FEES AND TRANSACTIONS WITH AFFILIATES


Deutsche Asset Management, Inc. ('DeAM, Inc.'), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio's Advisor. The Portfolio pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.05%. These fees are not charged on assets invested in affiliated Money Market Funds. Prior to April 30, 2001, Bankers Trust served as the investment advisor to the Portfolio under the same fee structure.

Investment Company Capital Corp. ('ICCC'), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio's Administrator. These services are provided at no additional fee. Prior to July 1, 2001, Bankers Trust served as the administrator to the Portfolio under the same fee structure.

The Portfolio may invest in Cash Management Fund Institutional, an open-end management investment company managed by DeAM.


                                                                            XIII

EQUITY 500 INDEX PORTFOLIO

Certain officers and directors of the Portfolio are also officers or directors of ICCC or affiliated with Deutsche Bank AG. These persons are not paid by the Portfolio for serving in these capacities.

                  3. PURCHASE AND SALE OF INVESTMENT SECURITIES


The aggregate cost of purchases and proceeds from sales of investments (excluding redemption in-kind transactions), other than US Government and short-term obligations, for the year ended December 31, 2001, were $458,367,419 and $3,766,388,693, respectively.

At December 31, 2001, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments having an excess of cost over value (based on cost for federal income tax purposes) was $289,506,663 and $749,799,811, respectively. The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and differing tax treatment of contributed securities.

                                4. LINE OF CREDIT


The Portfolio participates with other affiliated entities in an unsecured revolving credit facility with a syndicate of banks in the amount of $200,000,000, which expires April 26, 2002. A commitment fee is apportioned among the participants based on their relative net assets. The Portfolio did not borrow during the period.

                              5. FUTURES CONTRACTS


The Portfolio had the following open contracts at December 31, 2001:

----------------------------------------------------------------------------------------
Type of                                                                     Unrealized
Future              Expiration    Contracts  Position     Market Value     Depreciation
----------------------------------------------------------------------------------------
S&P 500
Index
Futures             March 2002       329       Long        $94,521,700       $316,015
----------------------------------------------------------------------------------------

At December 31, 2001, the Portfolio segregated securities with a value of $5,131,359 to cover margin requirements on open futures contracts.

                              6. SIGNIFICANT EVENT


On August 10, 2001, the Portfolio issued securities and cash totaling $2,864,090,528, including unrealized appreciation which was allocated to that feeder, in the liquidation of a feeder fund's ownership interest in the Portfolio.


XIV

EQUITY 500 INDEX PORTFOLIO

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Holders of Beneficial Interest of Equity 500 Index Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity 500 Index Portfolio (hereafter referred to as the 'Portfolio') at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.





PricewaterhouseCoopers LLP

Baltimore, Maryland
February 1, 2002


                                                                              XV

                      THIS PAGE INTENTIONALLY LEFT BLANK.

APPENDIX B

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO



                               TABLE OF CONTENTS

                      ii. Schedule of Portfolio Investments
                      xv. Statement of Assets and Liabilities
                     xvi. Statement of Operations
                    xvii. Statements of Changes in Net Assets
                   xviii. Financial Highlights
                     xix. Notes to Financial Statements
                     xxi. Report of Independent Accountants

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2001


                                                            SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCKS (94.5% OF PORTFOLIO)
AUSTRALIA - 2.5%
  Amcor, Ltd. ........................................        3,863   $   14,139
  AMP Diversified Property Trust .....................        3,000        3,962
  AMP, Ltd. ..........................................        7,426       70,096
  Aristocrat Leisure, Ltd. ...........................        2,400        8,108
  Australia & New Zealand
     Banking Group, Ltd. .............................        4,949       45,116
  Australia Gas Light Co., Ltd. ......................        2,211       10,280
  Australian Stock Exchange, Ltd. ....................          337        1,949
  BHP, Ltd. ..........................................       24,621      132,334
  Boral, Ltd. ........................................        3,800        6,400
  Brambles Industries, Ltd. ..........................        6,364       33,880
  BRL Hardy, Ltd. ....................................          511        2,890
  BT Office Trust ....................................        3,101        2,460
  Coca-Cola Amatil, Ltd. .............................        4,067       12,452
  Cochlear, Ltd. .....................................          300        6,987
  Coles Myer, Ltd. ...................................        7,051       30,318
  Commonwealth Bank of Australia .....................        8,274      126,807
  Computershare, Ltd. ................................        3,200        8,649
  CSL, Ltd. ..........................................        1,051       27,701
  CSR, Ltd. ..........................................        6,354       22,085
  David Jones, Ltd. ..................................        3,995        2,413
  Deutsche Office Trust ..............................        3,818        2,599
  ERG, Ltd. ..........................................        4,892        1,377
  ERG, Ltd. (a) ......................................        1,440          406
  Foster's Brewing Group, Ltd. .......................       13,259       32,985
  Futuris Corp., Ltd. ................................        4,129        3,910
  Gandel Retail Trust ................................        8,400        5,009
  General Property Trust .............................       12,404       17,969
  Goodman Fielder, Ltd. ..............................        8,635        6,100
  Harvey Norman Holdings,Ltd .........................        2,458        5,096
  Iluka Resources, Ltd. ..............................        1,534        3,494
  James Hardie Industries NV (a) .....................        2,258        6,927
  John Fairfax Holdings, Ltd. ........................        1,706        3,356
  Leighton Holdings, Ltd. ............................        1,682        8,911
  Lend Lease Corp. ...................................        2,857       19,085
  M.I.M Holdings, Ltd. ...............................       11,490        6,705
  Macquarie Bank, Ltd. ...............................          632       12,116
  Macquarie Infrastructure Group .....................        5,105        9,146
  Mayne Nickless, Ltd. ...............................        5,151       18,141
  Mirvac Group .......................................        3,633        7,197
  National Australia Bank, Ltd. ......................       10,304      168,045
  Newcrest Mining, Ltd. ..............................        1,742        3,692
  News Corp., Ltd. (The) ...........................         11,826       94,569
  Normandy Mining, Ltd. ............................         10,336        9,576
  NRMA Insurance Group, Ltd. .......................          4,653        7,431
  OneSteel, Ltd. ...................................          4,400        2,487
  Orica, Ltd. ......................................          1,615        5,961
  Origin Energy, Ltd. ..............................          2,053        2,965
  Pacific Dunlop, Ltd. .............................          6,176        3,256
  PaperlinX, Ltd. ..................................          1,700        4,239
  Publishing & Broadcasting, Ltd. ..................            435        2,182
  QBE Insurance Group, Ltd. ........................          4,106       16,142
  Rio Tinto, Ltd. ..................................          2,068       39,386
  Santos, Ltd. .....................................          3,478       11,038
  Sonic Healthcare, Ltd. ...........................            530        2,170
  Sons of Gwalia, Ltd. .............................            827        3,171
  Southcorp, Ltd. ..................................          4,393       16,978
  Stockland Trust Group ............................          5,121       11,324
  Suncorp-Metway, Ltd. .............................          2,523       18,120
  TAB, Ltd. ........................................          1,663        2,315
  TABCORP Holdings, Ltd. ...........................          2,072       10,437
  Telstra Corp., Ltd. ..............................         34,230       95,319
  Transurban Group (a) .............................          2,800        6,268
  Wesfarmers, Ltd. .................................          2,400       38,072
  Westfield Holdings, Ltd. .........................          1,490       12,855
  Westfield Trust ..................................         12,312       21,831
  Westpac Banking Corp.,Ltd ........................         11,619       93,705
  WMC, Ltd. ........................................          7,347       36,003
  Woodside Petroleum, Ltd. .........................          1,552       10,639
  Woolworths, Ltd. .................................          6,887       39,625
--------------------------------------------------------------------------------
     Total Australia ............................................      1,529,356
================================================================================

AUSTRIA - 0.1%
  Bohler-Uddeholm AG ...............................            101        4,045
  BWT AG ...........................................            151        3,294
  Erste Bank deroesterreichischen
     Sparkassen AG .................................            236       12,545
  Flughafen Wien AG ................................            149        3,980
  Mayr-Melnhof Karton AG ...........................            110        5,206
  Oesterreichische
     Elektrizitaetswirtschafts-AG ..................            192       14,360
  OMV AG ...........................................            194       16,257
  RHI AG ...........................................            182        1,183
  Telekom Austria AG (a) ...........................          1,676       13,893
  VA Technologie AG ................................            137        3,012

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2001

                                                           SHARES        VALUE
--------------------------------------------------------------------------------
AUSTRIA - CONTINUED
  Voest-Alpine AG ................................             93     $    2,658
  Wienerberger AG ................................            497          6,970
--------------------------------------------------------------------------------
     Total Austria ..............................................         87,403
================================================================================

BELGIUM - 1.1%
  Agfa Gevaert NV ................................            927         12,537
  Barco NV .......................................            116          4,069
  Bekaert SA .....................................            164          6,318
  Colruyt NV .....................................            246         10,733
  Compagnie Maritime Belge SA ....................             49          2,245
  Delhaize Le Lion SA ............................            624         32,474
  Dexia ..........................................          3,256         46,820
  Electrabel SA ..................................            411         85,630
  Fortis .........................................          9,146        237,378
  Groupe Bruxelles Lambert SA ....................            895         47,056
  Interbrew NPV ..................................          1,614         44,190
  KBC Banassurance Holding NV ....................          1,832         61,495
  Omega Pharma SA ................................            112          5,071
  S.A. D'Ieteren NV ..............................             41          6,753
  Solvay SA ......................................            570         34,333
  UCB SA .........................................          1,098         44,453
  Union Miniere SA ...............................            179          7,052
--------------------------------------------------------------------------------
     Total Belgium ..............................................        688,607
================================================================================

DENMARK - 0.9%
  A/S Dampskibsselskabet
     Svendborg, Series B .........................              4         36,405
  A/S Det Ostasiatiske Kompagni (a) ..............            200          4,479
  Bang & Olufsen Holding A/S, Series B ...........            125          2,919
  Carlsberg A/S, Series B ........................            250         10,449
  Coloplast A/S, Series B ........................             58          3,820
  D/S 1912, Series B .............................              7         47,782
  Danisco A/S ....................................            550         19,694
  Danske Bank ....................................          6,439        103,327
  DSV, Series B ..................................             75          1,841
  FLS Industries A/S, Series B ...................            400          3,377
  GN Store Nord A/S ..............................            981          5,874
  Group 4 Falck A/S ..............................            160         17,915
  H. Lundbeck A/S ................................            317          8,162
  ISS A/S (a) ....................................            386         18,998
  Kobenhavns Lufthavne A/S .......................             25          1,620
  NavisionDamgaard A/S (a) .......................            252          6,760
  NEG Micon A/S (a) ..............................             83          2,187
  NKT Holding A/S ................................            250          3,218
  Novo Nordisk A/S ...............................          3,005        122,893
  Novozymes A/S, Series B ........................            604         12,188
  Tele Danmark A/S ...............................          1,600         57,003
  Topdanmark A/S (a) .............................            233          5,441
  Vestas Wind Systems AS .........................            970         26,485
  William Demant AS (a) ..........................            478         12,422
--------------------------------------------------------------------------------
     Total Denmark ..............................................        535,259
================================================================================

FINLAND - 2.4%
  Amer Group, Ltd. ...............................            200          5,253
  Fortum Oyj .....................................          1,862          7,875
  Instrumentarium Corp. ..........................            200          8,369
  KCI Konecranes International ...................             66          1,675
  Kesko Oyj ......................................            600          5,503
  Kone Corp., Series B ...........................            140         10,346
  Metso Oyj ......................................          1,100         11,557
  Nokia Oyj ......................................         44,096      1,137,021
  Orion-Yhtyma Oyj, Series B .....................            267          4,778
  Outokumpu Oyj ..................................          1,000         10,551
  Oyj Hartwall Abp ...............................            450          9,175
  Pohjola Group Insurance Corp.,
     Series B ....................................            200          3,535
  Rautaruukki Oyj ................................          1,000          3,651
  Sampo-Leona Insurance, Series A ................          2,700         21,155
  Sonera Oyj .....................................         10,750         54,462
  Stora Enso Oyj, Series R .......................          2,862         36,644
  TietoEnator Oyj ................................            760         20,131
  UPM-Kymmene Oyj ................................          2,200         72,966
  Uponor Oyj .....................................            300          5,008
  Wartsila Oyj, Series B .........................            300          5,556
--------------------------------------------------------------------------------
     Total Finland ..............................................      1,435,211
================================================================================

FRANCE - 10.2%
  Accor SA .......................................          1,779         64,673
  Alcatel SA, Series A ...........................         10,145        173,430
  Alstom .........................................            946         10,520
  Altran Technologies SA .........................            277         12,517
  Aventis SA .....................................          6,561        465,877
  Axa ............................................         13,577        283,719

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2001

                                                           SHARES        VALUE
--------------------------------------------------------------------------------
FRANCE - CONTINUED
  BNP Paribas SA ...................................         3,698    $  330,905
  Bouygues SA ......................................         2,279        74,673
  Business Objects SA (a) ..........................           269         8,994
  Cap Gemini SA ....................................         1,044        75,386
  Carrefour SA .....................................         5,312       276,211
  Castorama Dubois Investissement SA ...............           345        17,770
  Club Mediterranee SA .............................           132         4,819
  Compagnie de Saint-Gobain ........................           749       113,037
  Compagnie Francaise d'Etudes
     et de Construction SA .........................           111        14,825
  Compagnie Generale des
     Establissements Michelin ......................         1,229        40,543
  Dassault Systemes SA .............................           703        33,800
  Essilor International SA .........................           700        21,160
  Etablissements Economiques du
     Casino Guichard-Perrachon SA ..................           582        44,902
  European Aeronautic Defence
     & Space Co. ...................................         1,419        17,233
  France Telecom SA ................................         6,084       243,224
  Groupe Danone ....................................         1,285       156,745
  Imerys ...........................................           111        10,654
  L'Air Liquide SA .................................           786       110,153
  L'Oreal SA .......................................         4,456       320,970
  Lafarge SA .......................................         1,134       105,915
  Lagardere S.C.A ..................................         1,249        52,267
  LMVH (Louis Vuitton Moet
     Hennessy) .....................................         3,229       131,388
  Pechiney SA ......................................           645        33,251
  Pernod-Ricard SA .................................           516        39,971
  Pinault-Printemps-Redoute SA .....................           835       107,504
  Publicis SA ......................................         1,014        26,859
  PSA Peugoet Citroen ..............................         2,111        89,750
  Renault SA .......................................           527        18,586
  Sagem SA .........................................           281        17,201
  Sanofi-Synthelabo SA .............................         4,824       359,933
  Schneider Electric SA ............................         1,499        72,072
  Societe BIC SA ...................................           384        13,115
  Societe Generale .................................         3,217       180,023
  Societe Television Francaise 1 ...................           557        14,080
  Sodexho Alliance SA ..............................         1,108        47,363
  STMicroelectronics N.V ...........................         6,241       200,323
  Suez SA ..........................................         8,061       244,027
  Thales SA ........................................         1,036        35,744
  Thomson Multimedia (a) ...........................           466        14,315
  Total FinaElf SA .................................         6,182       882,885
  Unibail SA .......................................           339        17,220
  Usinor SA ........................................         1,801        22,530
  Valeo SA .........................................           562        22,417
  Vinci SA .........................................           604        35,413
  Vivendi Universal SA .............................         8,595       470,643
  Zodiac SA ........................................            36         6,536
--------------------------------------------------------------------------------
     Total France ................................................     6,188,071
================================================================================

GERMANY - 7.4%
  Adidas-Salomon AG ................................           400        30,023
  Allianz AG .......................................         1,800       426,309
  Altana AG ........................................           290        14,460
  BASF AG ..........................................         5,000       185,865
  Bayer AG .........................................         6,400       204,002
  Bayer Hypo-und Vereinsbank AG ....................         3,954       120,824
  Beiersdorf AG, Series A ..........................           500        56,761
  Buderus AG .......................................           400        11,005
  Continental AG ...................................           900        11,900
  DaimlerChrysler AG ...............................         8,400       361,615
  Deutsche Bank AG .................................         4,900       346,407
  Deutsche Lufthansa AG ............................         2,500        33,010
  Deutsche Post AG .................................         1,407        18,779
  Deutsche Telekom AG ..............................        22,122       380,148
  Douglas Holding AG ...............................           329         9,081
  E.On AG ..........................................         6,000       310,810
  Epcos AG .........................................           595        29,402
  Fresenius Medical Care AG ........................           577        35,705
  Gehe AG ..........................................           539        20,876
  Heidelberg Zement AG .............................           400        19,232
  Infineon Technologies AG .........................         1,461        29,854
  Kamps AG .........................................           794         6,363
  KarstadtQuelle AG ................................           700        27,673
  Linde AG .........................................         1,000        40,512
  MAN AG ...........................................           800        16,917
  MAN AG, Preferred ................................           400         6,411
  Merck KGAA .......................................         1,000        36,941
  Metro AG .........................................         2,100        74,511
  MLP AG ...........................................           233        16,972
  Muenchener Rueckversicherungs-
     Gesellschaft AG ...............................         1,200       325,822
  Preussag AG ......................................         1,400        34,404

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2001

                                                           SHARES        VALUE
--------------------------------------------------------------------------------
GERMANY - CONTINUED
  ProSieben Sat.1 Media AG .........................         1,199    $    6,138
  RWE AG ...........................................         3,970       149,168
  RWE AG, Preferred ................................           288         8,013
  SAP AG ...........................................         2,300       299,601
  Schering AG ......................................         1,700        90,212
  SGL Carbon AG (a) ................................           200         4,016
  Siemens AG .......................................         7,800       516,353
  ThyssenKrupp AG ..................................         3,800        55,454
  Volkswagen AG ....................................         2,500       116,861
  WCM Beteiligungs-und
     Grundbesitz AG ................................         1,775        19,281
--------------------------------------------------------------------------------
     Total Germany ...............................................     4,507,691
================================================================================

GREECE - 0.4%
  Alpha Bank AE ....................................         1,364        24,314
  Aluminum of Greece SA ............................            60         1,784
  Attica Enterprises Holding SA (a) ................           380         1,719
  Bank of Piraeus ..................................         1,084         9,632
  Coca-Cola Hellenic Bottling Co. SA ...............           875        12,621
  Commercial Bank of Greece ........................           630        20,811
  EFG Eurobank Ergasias ............................         1,218        16,939
  EYDAP Athens Water Supply and
     Sewage Co. SA .................................           220         1,246
  Folli-Follie .....................................           100         1,758
  Fourlis SA .......................................           140           551
  Hellenic Duty Free Shops SA ......................           160         1,647
  Hellenic Petroleum SA ............................           852         5,280
  Hellenic Technodomiki SA .........................           566         3,124
  Hellenic Telecommunications
     Organization SA ...............................         2,318        37,769
  Intracom SA ......................................           513         6,577
  Lambrakis Press SA ...............................           180           696
  M. J. Maillis SA .................................           220         1,030
  National Bank of Greece SA .......................         1,678        39,921
  Panafon Hellenic Telecom SA ......................         1,733         8,949
  Papastratos Cigarettes Co. .......................           120         1,560
  Technical Olympic SA .............................           500         1,015
  Titan Cement Co. .................................           265         9,428
  Viohalco, Hellenic Copper and
     Aluminum Industry SA ..........................           796         6,492
--------------------------------------------------------------------------------
     Total Greece ................................................       214,863
================================================================================

HONG KONG - 1.5%
  Amoy Properties, Ltd. ............................         4,000         4,155
  ASM Pacific Technology, Ltd. .....................         2,500         4,921
  Bank of East Asia, Ltd. ..........................        10,400        22,406
  Cathay Pacific Airways ...........................        16,000        20,518
  Cheung Kong (Holdings), Ltd. .....................         6,000        62,325
  Cheung Kong Infrastructure
     (Holdings), Ltd. ..............................         1,000         1,558
  CLP Holdings, Ltd. ...............................        16,600        63,332
  Esprit Holdings, Ltd. ............................         7,122         8,037
  Giordano International, Ltd. .....................         8,000         3,539
  Hang Seng Bank, Ltd. .............................         9,700       106,667
  Henderson Land
     Development Co., Ltd. .........................         7,000        31,868
  Hong Kong & China Gas Co., Ltd. ..................        32,300        39,765
  Hong Kong Exchanges & Clearing, Ltd. .............         4,000         6,079
  Hongkong Electric Holdings, Ltd. .................         5,500        20,454
  Hutchison Whampoa, Ltd. ..........................        23,000       222,689
  Hysan Development Co., Ltd. ......................         7,104         7,152
  Johnson Electronic Holdings, Ltd. ................        20,000        21,031
  Li & Fung, Ltd. ..................................        17,000        19,076
  MTR Corp. ........................................         4,000         5,232
  New World Development Co., Ltd. ..................        14,000        12,209
  Pacific Century CyberWorks, Ltd. (a) .............        92,000        25,366
  Shangri-La Asia, Ltd. ............................        12,000         9,387
  Sino Land Co., Ltd. ..............................        20,000         7,951
  South China Morning Post
     (Holdings), Ltd. ..............................        10,000         6,284
  Sun Hung Kai Properties, Ltd. ....................        14,000       113,108
  Swire Pacific, Ltd. ..............................         9,500        51,777
  Television Broadcast, Ltd. .......................         2,000         8,669
  Wharf (Holdings), Ltd. (The) .....................        13,000        31,759
--------------------------------------------------------------------------------
     Total Hong Kong .............................................       937,314
================================================================================

IRELAND - 0.8%
  Allied Irish Banks PLC ...........................         8,383        97,032
  Bank of Ireland ..................................         4,762        44,180
  CRH PLC ..........................................         4,920        86,868
  DCC PLC ..........................................           789         8,465
  Elan Corp. PLC (a) ...............................         3,185       147,463
  Green Property PLC ...............................           435         2,440
  Greencore Group PLC ..............................         1,839         4,585
  Independent News & Media PLC .....................         4,093         7,653

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2001


                                                          SHARES        VALUE
--------------------------------------------------------------------------------
IRELAND - CONTINUED
  IONA Technologies PLC (a) ......................            190     $    3,933
  Irish Life & Permanent PLC .....................          2,638         26,776
  Jefferson Smurfit Group PLC ....................          9,781         21,336
  Kerry Group PLC ................................          1,269         15,423
  Ryanair Holdings PLC (a) .......................          5,832         36,868
  Waterford Wedgwood PLC .........................          5,569          4,364
--------------------------------------------------------------------------------
     Total Ireland ..............................................        507,386
================================================================================

ITALY - 3.7%
  ACEA SpA .......................................            395          2,680
  Alitalia SpA (a) ...............................         11,000          9,814
  Alleanza Assicurazioni .........................          1,402         15,416
  Assicurazioni Generali SpA .....................          9,475        263,211
  Autogrill SpA ..................................          1,494         13,848
  Autostrade SpA .................................          7,975         55,385
  Banca Di Roma SpA (a) ..........................          9,603         19,024
  Banca Fideuram SpA .............................          1,056          8,453
  Banca Intesa SpA ...............................         38,000         95,074
  Banca Intesa SpA RISP ..........................          7,000         12,527
  Banca Monte dei Paschi
     di Siena SpA ................................          3,009          7,502
  Banca Nazionale del Lavoro .....................          6,673         13,517
  Banca Popolare di Milano Scrl ..................          2,500          8,726
  Benetton Group SpA .............................          1,250         14,157
  Bipop-Carire SpA ...............................         13,157         21,789
  Bulgari SpA ....................................          2,000         15,528
  e.Biscom (a) ...................................             52          2,366
  Enel SpA .......................................         24,981        140,794
  Eni ............................................         28,050        351,646
  Fiat SpA .......................................          2,400         38,507
  Fiat SpA RISP Non-Convertible ..................            539          5,548
  Fiat SpA, Preferred ............................            697          7,695
  Gruppo Editoriale L'Espresso SpA ...............          2,326          6,959
  Italcementi SpA ................................          1,250          9,794
  Italgas SpA ....................................          2,055         19,285
  La Rinascente SpA ..............................          2,000          6,963
  Luxottica Group SpA ............................            528          8,664
  Mediaset SpA ...................................          7,300         53,363
  Mediobanca SpA .................................          4,750         53,204
  Mediolanum SpA .................................            841          7,578
  Mondadori (Arnoldo) Editore SpA ................          1,500          9,482
  Parmalat Finanziaria SpA .......................          5,000         13,489
  Pirelli SpA ....................................         11,000         19,294
  Riunione Adriatica di Sicurta SpA ..............          4,450         52,419
  San Paolo - IMI SpA ............................          9,250         99,243
  Seat Pagine Gialle SpA (a) .....................         22,025         17,787
  Snia SpA .......................................          2,500          3,361
  Telecom Italia Mobile SpA ......................         53,000        295,879
  Telecom Italia SpA RISP
     Non-Convertible .............................          9,500         50,751
  Telecom Italia SpA .............................         28,000        239,332
  Tiscali SpA (a) ................................          1,331         12,064
  UniCredito Italiano SpA ........................         33,250        133,518
--------------------------------------------------------------------------------
     Total Italy ................................................      2,235,636
================================================================================

JAPAN - 19.4%
  77 Bank, Ltd. ..................................          3,000         13,253
  ACOM Co., Ltd. .................................            900         65,581
  Advantest Corp. ................................            700         39,631
  Aiful Corp. ....................................            200         12,941
  Ajinomoto Co., Inc. ............................          6,000         58,599
  ALPS Electric Co., Ltd. ........................          1,000          6,791
  Amada Co., Ltd. ................................          2,000          7,935
  Amano Corp. ....................................          1,000          5,990
  Aoyama Trading Co., Ltd. .......................            500          4,769
  Asahi Bank, Ltd. (The) .........................         20,000         12,513
  Asahi Breweries, Ltd. ..........................          4,000         35,983
  Asahi Chemical Industry, Ltd. ..................         14,000         49,138
  Asahi Glass Co., Ltd. ..........................         11,000         65,047
  Asatsu-Dk, Inc. ................................            400          7,813
  Ashikaga Bank, Ltd. (a) ........................          4,000          3,662
  Autobacs Seven Co., Ltd. .......................            300          6,982
  Bank of Fukuoka, Ltd. (The) ....................          4,000         13,551
  Bank of Yokohama, Ltd. (The) ...................         11,000         38,356
  Benesse Corp. ..................................          1,100         28,537
  Bridgestone Corp. ..............................          8,000         84,663
  Canon, Inc. ....................................          8,000        275,294
  Casio Computer Co., Ltd. .......................          2,000          8,668
  Central Japan Railway Co. ......................             14         90,584
  Chubu Electric Power Co. .......................          2,600         46,818
  Chugai Pharmaceutical Co., Ltd. ................          2,000         23,180
  Chuo Mitsui Trust and
     Banking Co., Ltd. (The) .....................          6,000          5,951
  Citizen Watch Co., Ltd. ........................          2,000          9,965
  Credit Saison Co., Ltd. ........................          1,200         23,348

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2001

                                                            SHARES        VALUE
--------------------------------------------------------------------------------
JAPAN - CONTINUED
  CSK Corp. ..........................................          500     $ 11,712
  DAI Nippon Printing Co., Ltd. ......................        6,000       59,973
  Daicel Chemical Industries, Ltd. ...................        3,000        8,813
  Daiei, Inc. (The) (a) ..............................        5,000        2,823
  Daifuku Co., Ltd. ..................................        1,000        4,044
  Daiichi Pharmaceutical Co., Ltd. ...................        2,000       38,913
  Daikin Industries, Ltd. ............................        2,000       31,360
  Daimaru, Inc. (The) ................................        2,000        8,042
  Dainippon Ink & Chemicals, Inc. ....................        5,000        7,134
  Dainippon Screen MFG. Co., Ltd. ....................        1,000        3,144
  Daito Trust Construction Co., Ltd. .................          900       13,768
  Daiwa Bank Holdings, Inc. (a) ......................       14,000        8,759
  Daiwa House Industry Co., Ltd. .....................        4,000       22,829
  Daiwa Securities Group, Inc. .......................       12,000       63,086
  Denki Kagaku Kogyo Kabushiki
     Kaisha ..........................................        3,000        6,959
  Denso Corp. ........................................        6,100       80,800
  East Japan Railway Co. .............................           29      140,066
  Ebara Corp. ........................................        2,000       12,056
  Eisai Co., Ltd. ....................................        2,000       49,748
  FANUC, Ltd. ........................................        1,600       68,121
  Fuji Machine MFG. Co., Ltd. ........................          300        3,914
  Fuji Photo Film Co., Ltd. ..........................        4,000      142,835
  Fuji Soft ABC, Inc. ................................          200        7,966
  Fuji Television Network, Inc. ......................            3       12,109
  Fujikura, Ltd. .....................................        3,000       11,262
  Fujisawa Pharmaceutical Co., Ltd. ..................        1,000       23,043
  Fujitsu, Ltd. ......................................       17,000      123,745
  Furukawa Electric Co., Ltd. (The) ..................        6,000       31,863
  Gunma Bank, Ltd. (The) .............................        4,000       18,312
  Gunze, Ltd. ........................................        2,000        7,233
  Hankyu Department Stores, Inc. .....................        1,000        6,012
  Hirose Electric Co., Ltd. ..........................          300       20,441
  Hitachi Zosen Corp. (a) ............................        7,000        3,258
  Hitachi, Ltd. ......................................       27,000      197,772
  Hokuriku Bank, Ltd. (The) (a) ......................        5,000        5,455
  Honda Motor Co., Ltd. ..............................        6,900      275,347
  House Food Corp. ...................................        1,000        8,202
  Hoya Corp. .........................................        1,100       65,718
  Isetan Co., Ltd. ...................................        2,000       20,494
  Ishihara Sangyo Kaisha, Ltd. (a) ...................        3,000        4,212
  Ishikawajima-Harima Heavy
     Industries Co., Ltd. ............................        9,000       14,009
  Ito-Yokado Co., Ltd. ...............................        3,000      135,510
  Itochu Corp. .......................................       14,000       31,619
  Japan Airlines Co., Ltd. ...........................       18,000       43,125
  Japan Energy Corp. .................................        8,000        8,973
  Japan Tobacco, Inc. ................................           11       69,243
  JGC Corp. ..........................................        2,000       14,757
  Joyo Bank, Ltd. (The) ..............................        6,000       16,618
  Jusco Co., Ltd. ....................................        3,000       67,755
  Kajima Corp. .......................................        7,000       19,014
  Kaken Pharmaceutical Co., Ltd. .....................        1,000        5,448
  Kamigumi Co., Ltd. .................................        2,000        8,210
  Kanebo, Ltd. (a) ...................................        4,000        6,104
  Kaneka Corp. .......................................        4,000       24,386
  Kansai Electric Power Co. (The) ....................        7,400      105,980
  Kao Corp. ..........................................        5,000      103,960
  Katokichi Co., Ltd. ................................          400        6,379
  Kawasaki Heavy Industries, Ltd. (a) ................       10,000        9,156
  Kawasaki Kisen Kaisha, Ltd. ........................        4,000        5,341
  Kawasaki Steel Corp. ...............................       22,000       22,326
  Keihin Electric Express
     Railway Co., Ltd. ...............................        4,000       15,138
  Keyence Corp. ......................................          100       16,626
  Kikkoman Corp. .....................................        1,000        5,410
  Kinden Corp. .......................................        2,000        9,354
  Kinki Nippon Railway Co., Ltd. .....................       16,000       51,274
  Kirin Brewery Co., Ltd. ............................        9,000       64,345
  Kokuyo Co., Ltd. ...................................        1,000        8,393
  Komatsu, Ltd. ......................................        7,000       25,050
  Komori Corp. .......................................        1,000       11,285
  Konami Co., Ltd. ...................................        1,300       38,585
  Konica Corp. .......................................        2,000       11,766
  Koyo Seiko Co., Ltd. ...............................        1,000        3,525
  Kubota Corp. .......................................       14,000       36,747
  Kuraray Co., Ltd. ..................................        3,000       19,159
  Kurita Water Industries, Ltd. ......................        1,000       12,414
  Kyocera Corp. ......................................        1,700      110,903
  Kyowa EXEO Corp. ...................................        1,000        5,944
  Kyowa Hakko Kogyo Co., Ltd .........................        3,000       14,238
  Kyushu Electric Power Co. ..........................        1,700       24,490
  Makita Corp. .......................................        1,000        4,937

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2001

                                                            SHARES        VALUE
--------------------------------------------------------------------------------
JAPAN - CONTINUED
  Marubeni Corp. (a) .................................       10,000     $  6,028
  Marui Co., Ltd. ....................................        3,000       35,480
  Matsushita Communication
     Industrial Co., Ltd. ............................          400       10,835
  Matsushita Electric
     Industrial Co., Ltd. ............................       18,000      231,146
  Matsushita ElectricWorks, Ltd. .....................        1,000        8,233
  Meiji Milk Products Co.,Ltd ........................        2,000        4,898
  Meiji Seika Kaisha, Ltd. ...........................        3,000       12,017
  Meitec Corp. .......................................          300        7,325
  Minebea Co., Ltd. ..................................        3,000       16,161
  Mitsubishi Chemical Corp. ..........................       21,000       44,705
  Mitsubishi Corp. ...................................       12,000       77,918
  Mitsubishi Electric Corp. ..........................       20,000       77,369
  Mitsubishi Estate Co., Ltd. ........................       10,000       73,173
  Mitsubishi Gas Chemical Co., Inc. ..................        3,000        4,189
  Mitsubishi Heavy Industries, Ltd. ..................       30,000       80,116
  Mitsubishi Logistics Corp. .........................        1,000        7,081
  Mitsubishi Materials Corp. .........................        8,000       10,926
  Mitsubishi Paper Mills, Ltd. .......................        2,000        2,854
  Mitsubishi Rayon Co., Ltd. .........................        4,000       10,468
  Mitsubishi Tokyo Financial
     Group, Inc. (a) .................................           41      274,988
  Mitsui & Co., Ltd. .................................       14,000       69,327
  Mitsui Engineering &
     Shipbuilding Co., Ltd. (a) ......................        6,000        5,951
  Mitsui Fudosan Co., Ltd. ...........................        7,000       53,411
  Mitsui Marine & Fire
     Insurance Co., Ltd. .............................       13,000       61,003
  Mitsui Mining & Smelting Co., Ltd. .................        4,000       13,124
  Mitsukoshi, Ltd. ...................................        3,000        8,424
  Mizuho Holdings, Inc. ..............................           63      128,346
  Mori Seiki Co., Ltd. ...............................        1,000        5,990
  Murata Manufacturing Co., Ltd. .....................        2,100      125,942
  Namco, Ltd. ........................................          400        7,630
  NEC Corp. ..........................................       15,000      153,022
  NGK Insulators, Ltd. ...............................        4,000       29,635
  NGK Spark Plug Co., Ltd. ...........................        2,000       14,406
  Nichirei Corp. .....................................        2,000        4,441
  Nidec Corp. ........................................          400       21,059
  Nikko Cordial Corp. ................................        5,000       22,318
  Nikon Corp. ........................................        3,000       23,096
  Nintendo Co., Ltd. .................................        1,000      175,111
  Nippon COMSYS Corp. ................................        1,000        5,349
  Nippon Express Co., Ltd. ...........................       11,000       37,349
  Nippon Meat Packers, Inc. ..........................        2,000       21,212
  Nippon Mitsubishi Oil Corp. ........................       13,000       49,596
  Nippon Sheet Glass Co., Ltd. .......................        3,000        9,477
  Nippon Shokubai Co., Ltd. ..........................        1,000        3,586
  Nippon Steel Corp. .................................       62,000       89,409
  Nippon Telegraph and
     Telephone Corp. .................................           71      231,322
  Nippon Unipac Holding ..............................           10       44,636
  Nippon Yusen Kabushiki Kaisha ......................        9,000       27,125
  Nishimatsu Construction Co., Ltd. ..................        2,000        5,921
  Nissan Motor Co., Ltd. .............................       27,000      143,179
  Nisshin Flour Milling Co., Ltd. ....................        2,000       12,056
  Nisshinbo Industries, Inc. .........................        2,000        7,416
  Nissin Food Products Co., Ltd. .....................          900       17,580
  Nitto Denko Corp. ..................................        1,200       27,743
  Nomura Securities Co., Ltd. ........................       17,000      217,915
  Noritake Co., Ltd. .................................        1,000        3,800
  NSK, Ltd. ..........................................        4,000       13,795
  NTN Corp. ..........................................        3,000        4,853
  NTT Data Corp. .....................................            6       21,334
  NTT DoCoMo, Inc. ...................................           18      211,506
  Obayashi Corp. .....................................        5,000       14,192
  Oji Paper Co., Ltd .................................       10,000       39,753
  Okumura Corp. ......................................        2,000        4,914
  Olympus Optical Co., Ltd. ..........................        2,000       28,765
  Omron Corp. ........................................        2,000       26,705
  Onward Kashiyama Co., Ltd. .........................        1,000        9,599
  Oriental Land Co., Ltd. ............................          700       48,123
  Orix Corp. .........................................          800       71,662
  Osaka Gas Co., Ltd .................................       22,000       52,541
  Pioneer Corp. ......................................        1,800       39,280
  Promise Co., Ltd. ..................................        1,100       59,507
  Ricoh Co., Ltd. ....................................        3,000       55,852
  Rohm Co., Ltd. .....................................        1,000      129,788
  Sanden Corp. .......................................        1,000        2,938
  Sankyo Co., Ltd. ...................................        4,000       68,518
  Sanrio Co., Ltd. ...................................          500        3,949
  Sanyo Electric Co., Ltd ............................       17,000       80,291
  Sapporo Breweries, Ltd. ............................        2,000        5,539
  Secom Co., Ltd. ....................................        2,000      100,412
  Sega Corp. (a) .....................................        1,100       21,948
  Seino Transportation Co., Ltd. .....................        1,000        4,059

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2001

                                                         SHARES         VALUE
--------------------------------------------------------------------------------
JAPAN - CONTINUED
  Seiyu, Ltd. (The) (a) ........................           2,000     $     4,166
  Sekisui Chemical Co., Ltd. ...................           4,000          10,530
  Sekisui House, Ltd. ..........................           7,000          50,740
  Seven-Eleven Japan Co., Ltd. .................           1,000          36,472
  Sharp Corp. ..................................          10,000         116,969
  Shimachu Co., Ltd. ...........................             400           5,494
  Shimamura Co., Ltd. ..........................             400          23,501
  Shimano, Inc. ................................             900          10,232
  Shimizu Corp. ................................           8,000          27,102
  Shin-Etsu Chem Co., Ltd. .....................           3,700         132,970
  Shionogi & Co., Ltd. .........................           3,000          51,274
  Shiseido Co., Ltd. ...........................           3,000          27,720
  Shizuoka Bank, Ltd. (The) ....................           7,000          52,983
  Showa Denko K.K. (a) .........................           7,000           7,477
  Showa Shell Sekiyu K.K .......................           3,000          15,932
  Skylark Co., Ltd. ............................           1,000          16,786
  SMC Corp. ....................................             500          50,893
  Snow Brand Milk Products
     Co., Ltd. (a) .............................           2,000           3,311
  Softbank Corp. ...............................           2,200          35,587
  Sony Corp. ...................................           7,900         361,064
  Sumitomo Bank, Ltd. (The) ....................          40,000         169,388
  Sumitomo Chemical Co., Ltd. ..................          15,000          50,931
  Sumitomo Corp. ...............................          10,000          45,857
  Sumitomo Electric Industries, Ltd. ...........           7,000          48,871
  Sumitomo Forestry Co., Ltd. ..................           1,000           5,249
  Sumitomo Heavy Industries, Ltd. (a) ..........           4,000           2,136
  Sumitomo Metal Industries, Ltd. (a) ..........          25,000           8,012
  Sumitomo Metal Mining Co., Ltd. ..............           4,000          13,337
  Sumitomo Osaka Cement Co., Ltd. ..............           3,000           4,372
  Sumitomo Trust & Banking Co, Ltd. ............           3,000          12,178
  Taiheiyo Cement Corp. ........................           7,000          10,629
  Taisei Corp. .................................           7,000          15,169
  Taisho Pharmaceutical Co., Ltd. ..............           3,000          47,154
  Taiyo Yuden Co., Ltd. ........................           1,000          15,146
  Takara Shuzo Co., Ltd. .......................           2,000          16,817
  Takashimaya Co., Ltd. ........................            2000          11,796
  Takeda Chemical Industries, Ltd. .............           7,000         316,725
  Takefuji Corp. ...............................             900          65,100
  Takuma Co., Ltd. .............................           1,000           6,844
  TDK Corp. ....................................             500          23,577
  Teijin, Ltd. .................................           9,000          34,541
  Teikoku Oil Co., Ltd. ........................           2,000           7,310
  Terumo Corp. .................................           1,500          19,434
  TIS, Inc. ....................................             400           9,553
  Tobu Railway Co., Ltd. .......................           6,000          15,794
  Toda Corp. ...................................           2,000           5,494
  Toho Co., Ltd. ...............................             200          21,639
  Tohoku Elecric Power Co., Inc. ...............           4,600          63,107
  Tokio Marine & Fire
     Insurance Co., Ltd. .......................          12,000          87,716
  Tokyo Broadcasting
     System, Inc. ..............................           1,000          15,184
  Tokyo Electric Power Co., Inc. (The) .........          11,700         249,069
  Tokyo Electron, Ltd. .........................           1,600          78,498
  Tokyo Gas Co., Ltd. ..........................          25,000          66,954
  Tokyo Style Co., Ltd. ........................           1,000           8,576
  Tokyu Corp. ..................................          11,000          33,153
  Toppan Printing Co., Ltd. ....................           7,000          64,573
  Toray Industries, Inc. .......................          10,000          24,187
  Toshiba Corp. ................................          28,000          96,139
  Tosoh Corp. ..................................           4,000           7,783
  Tostem Corp. .................................           2,000          27,056
  Toto, Ltd. ...................................           3,000          14,306
  Toyo Seikan Kaisha, Ltd. .....................           2,000          25,546
  Toyobo Co., Ltd. .............................           5,000           6,257
  Toyota Motor Corp. ...........................          26,100         661,163
  Trans Cosmos, Inc. ...........................             200           5,204
  Ube Industries, Ltd. .........................           6,000           5,906
  UFJ Holdings, Inc. (a) .......................              10          22,051
  Uni-Charm Corp. ..............................             500          10,453
  UNY Co., Ltd. ................................           1,000          10,163
  Wacoal Corp. .................................           1,000           7,966
  West Japan Railway Co. .......................               4          17,885
  World Co., Ltd. ..............................             400          12,056
  Yakult Honsha Co., Ltd. ......................           1,000           7,477
  Yamaha Corp. .................................           2,000          14,802
  Yamanouchi Pharmaceutical Co., Ltd. ..........           3,000          79,200
  Yamato Transport Co., Ltd. ...................           4,000          75,385
  Yamazaki Baking Co., Ltd. ....................           2,000          10,972
  Yasuda Fire & Marine
     Insurance Co., Ltd. .......................           3,000          17,168
  Yokogawa Electric Corp. ......................           2,000          15,947
--------------------------------------------------------------------------------
     Total Japan ...............................................      11,763,180
================================================================================

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2001

                                                          SHARES        VALUE
--------------------------------------------------------------------------------
NETHERLANDS - 5.9%
  ABN AMRO Holding NV ............................         13,653     $  219,906
  Aegon NV .......................................         10,604        287,021
  Akzo Nobel NV ..................................          2,665        118,998
  ASM Lithography Holding NV (a) .................          4,184         72,718
  Buhrmann NV ....................................            940         10,320
  Elsevier NV ....................................          6,566         77,637
  Getronics NV ...................................          2,511          8,138
  Hagemeyer NV ...................................            796         14,883
  Heineken NV ....................................          2,635         99,921
  IHC Caland NV ..................................            209          9,770
  ING Groep NV ...................................         17,446        444,877
  KLM Royal Dutch Airlines .......................            458          5,277
  Koniklijke (Royal) Philips
      Electronics NV .............................         12,265        364,523
  Koninklijke (Royal) KPN NV (a) .................         14,012         71,237
  Koninklijke Ahold NV ...........................          7,230        210,374
  Koninklijke Numico NV ..........................            645         15,035
  Oce NV .........................................            644          6,462
  Qiagen NV ......................................          1,308         24,457
  Royal Dutch Petroleum Co. ......................         19,794      1,002,805
  Royal Vendex KBB NV ............................            684          7,783
  TNT Post Group NV ..............................          3,651         78,993
  Unilever NV ....................................          5,327        312,327
  Vedior NV ......................................            794          9,523
  VNU NV .........................................            959         29,467
  Wolters Kluwer NV ..............................          2,535         57,781
--------------------------------------------------------------------------------
     Total Netherlands ..........................................      3,560,233
================================================================================

NEW ZEALAND - 0.1%
  Auckland International Airport, Ltd. ...........          3,386          5,104
  Carter Holt Harvey, Ltd. .......................         13,145          9,305
  Contact Energy, Ltd. ...........................          4,649          7,705
  Fisher & Paykel Appliances
     Holdings, Ltd., Series H (a) ................            636          2,675
  Fisher & Paykel Industries, Ltd. ...............            806          5,739
  Fletcher Building, Ltd. ........................          3,472          4,250
  Fletcher Challenge Forests (a) .................          8,380            768
  Independent Newspapers, Ltd. ...................            651            989
  Sky City Entertainment Group, Ltd. .............          1,033          2,710
  Telecom Corp. of New Zealand, Ltd. .............         17,005         35,404
  Tower, Ltd. ....................................            631          1,295
  Warehouse Group, Ltd. (The) ....................          2,607          7,165
--------------------------------------------------------------------------------
     Total New Zealand ..........................................         83,109
================================================================================

NORWAY - 0.5%
  Bergesen d.y. ASA, Series A ....................            300          5,318
  Bergesen d.y. ASA, Series B ....................            200          3,166
  Den Norsske Bank ...............................          5,205         23,445
  Elkem ASA ......................................            400          6,689
  Frontline, Ltd. ................................            591          6,128
  Gjensidige NOR Sparebank .......................            196          5,944
  Kvaerner ASA (a) ...............................            900            868
  Merkantildata ASA (a) ..........................          1,600          1,891
  Nera ASA .......................................          1,093          2,364
  Norsk Hydro ASA ................................          1,800         75,457
  Norske Skogindustrier ASA ......................            844         15,856
  Opticom ASA (a) ................................             88          3,610
  Orkla ASA ......................................          1,800         30,504
  Petroleum Geo-Services ASA (a) .................            800          6,199
  Schibsted ASA ..................................            500          4,822
  Smedvig ASA, Series A ..........................            400          3,256
  Smedvig ASA, Series B ..........................            200          1,371
  Statoil ASA (a) ................................          3,693         25,322
  Storebrand ASA .................................          2,200         12,755
  Tandberg ASA (a) ...............................            492         10,971
  Telenor ASA ....................................          4,556         19,607
  Tomra Systems ASA ..............................          1,501         14,392
--------------------------------------------------------------------------------
     Total Norway ...............................................        279,935
================================================================================

PORTUGAL - 0.5%
  Banco Comercial Portugues SA ...................         18,238         73,885
  Banco Espirto Santo SA .........................          1,378         17,754
  BPI - SGPS SA ..................................          4,870          9,800
  Brisa-Auto Estrada de Portugal SA ..............          4,134         17,521
  CIMPOR-Cimentos de Portugal,
     SGPS SA .....................................            864         15,155
  Electridade de Portugal SA .....................         22,120         48,056
  Jeronimo Martins SGPS SA (a) ...................            723          5,955
  Portugal Telecom SGPS SA .......................         10,411         81,109
  PT Multimedia-Servicos de
     Telecomunicacoes
     e Multimedia SA (a) .........................            281          1,951
  Sonae, S.G.P.S. SA .............................         15,088         10,881
--------------------------------------------------------------------------------
     Total Portugal .............................................        282,067
================================================================================

SINGAPORE - 0.9%
  Allgreen Properties, Ltd. ......................          2,000          1,116
  Capitaland, Ltd. ...............................         14,000         14,178

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2001

                                                           SHARES       VALUE
--------------------------------------------------------------------------------
SINGAPORE - CONTINUED
  Chartered Semiconductor
     Manufacturing, Ltd. (a) .....................          8,000     $   21,229
  City Developments, Ltd. ........................          6,000         19,659
  Creative Technology, Ltd. ......................          1,000          8,015
  Cycle & Carriage, Ltd. .........................          2,013          3,358
  Datacraft Asia, Ltd. ...........................          1,000          2,180
  DBS Group Holdings, Ltd. .......................         11,000         82,209
  First Capital Corp., Ltd. ......................          4,000          2,361
  Fraser & Neave, Ltd. ...........................          2,000          8,232
  Haw Par Corp., Ltd. ............................          1,000          2,199
  Hotel Properties, Ltd. .........................          4,000          2,773
  Keppel Corp., Ltd. .............................          8,000         12,304
  Keppel Land, Ltd. ..............................          1,000            931
  Neptune Orient Lines, Ltd. (a) .................          9,000          4,728
  Oversea-Chinese Banking Corp., Ltd. ............         10,000         59,572
  Overseas Union Enterprise, Ltd. ................          1,000          3,466
  Parkway Holdings, Ltd. .........................          6,000          3,119
  SembCorp Industries, Ltd. ......................         11,000          9,532
  SembCorp Logistics, Ltd. .......................          1,000            975
  Sembcorp Marine, Ltd. ..........................          2,000            894
  Singapore Airlines, Ltd. .......................          8,000         47,658
  Singapore Exchange, Ltd. .......................          3,000          2,015
  Singapore Press Holdings, Ltd. .................          3,000         35,418
  Singapore Technologies
     Engineering, Ltd. ...........................         20,000         25,454
  Singapore Telecommunications, Ltd. .............         57,000         54,330
  SMRT Corp, Ltd. ................................          2,000            774
  ST Assembly Test Services, Ltd. (a) ............          1,000          1,186
  United Overseas Bank, Ltd. .....................         11,000         75,656
  United Overseas Land, Ltd. .....................          4,000          3,661
  Venture Manufacturing
     (Singapore), Ltd. ...........................          2,000         14,406
  Wing Tai Holdings, Ltd. ........................          5,000          2,220
--------------------------------------------------------------------------------
     Total Singapore ............................................        525,808
================================================================================

SPAIN - 3.0%
  Acerinox SA ....................................            453         15,145
  ACS SA .........................................            438         10,685
  Altadis SA, Series A ...........................          2,576         43,808
  Amadeus Global Travel
     Distribution SA, Series A ...................            919          5,302
  Autopistas, Concesionaria
     Espanola SA .................................          1,597         15,911
  Azucarera Ebro Agricolas SA ....................            942          9,142
  Banco Bilbao Vizcaya Argentaria SA .............         26,646        329,775
  Banco Santander Central Hispano SA .............         36,004        301,655
  Corporacion Mapfre, Compania
     Internacional de Reaseguros SA ..............          1,066          6,179
  Empresa Nacional de Electricidad SA ............          8,269        129,359
  Fomento de Construcciones
     y Contratas SA ..............................            657         13,601
  Gas Natural SDG SA .............................          2,398         39,927
  Grupo Dragados SA ..............................          1,260         16,862
  Iberdrola SA ...................................          7,025         91,446
  Industria de Diseno Textil, SA (a) .............          1,795         34,218
  Metrovacesa SA .................................            446          6,155
  NH Hoteles SA ..................................            411          4,088
  Promotora de Informaciones SA ..................            328          3,066
  Puleva Biotech SA (a) ..........................             98            260
  Repsol YPF SA ..................................          9,034        131,754
  Sociedad General de Aguas
     de Barcelona ................................            793          9,885
  Sociedad General de Aguas
     de Barcelona SA (a) .........................             12            147
  Sol Melia SA ...................................          1,026          7,801
  Telefonica Publicidad e
     Informacion SA ..............................            677          2,682
  Telefonica SA (a) ..............................         36,892        493,699
  TelePizza SA (a) ...............................          2,099          3,252
  Terra Networks SA (a) ..........................          1,507         12,344
  Union Electrica Fenosa SA ......................          2,384         38,590
  Vallehermoso SA ................................            950          5,913
  Zeltia SA ......................................          1,368         10,646
--------------------------------------------------------------------------------
     Total Spain ................................................      1,793,297
================================================================================

SWEDEN - 2.1%
  Assa Abloy AB, Series B ........................          2,400         34,548
  Atlas Copco AB, Series A .......................          1,000         22,355
  Atlas Copco AB, Series B .......................            500         10,511
  Drott AB, Series B .............................            800          8,237
  Electrolux AB ..................................          2,900         43,266
  Gambro AB, Series A ............................          1,600          9,991
  Gambro AB, Series B ............................            800          5,033
  Hennes & Mauritz AB (H&M),
     Series B ....................................          5,175        107,055
  Hoganas AB, Series B ...........................            107          1,668
  Holmen AB, Series B ............................            200          4,547

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2001

                                                          SHARES          VALUE
--------------------------------------------------------------------------------
SWEDEN - CONTINUED
  Modern Times Group MTG AB (a) ..................            475     $   10,460
  NetCom AB, Series B (a) ........................            900         32,432
  Nobel Biocare AB ...............................             89          3,712
  Nordea AB ......................................         21,000        111,109
  OM Gruppen AB ..................................            500          6,578
  Sandvik AB .....................................          2,000         42,804
  Sapa AB ........................................            300          4,118
  SAS AB (a) .....................................            530          3,436
  Securitas AB, Series B .........................          2,600         49,325
  Skandia Forsakrings AB .........................          7,400         53,615
  Skandinaviska Enskilda
     Banken (SEB), Series A ......................          5,000         45,521
  Skanska Ab .....................................          3,300         21,550
  SKF AB, Series A ...............................            400          7,131
  SKF AB, Series B ...............................            600         11,783
  SSAB Svenskt Stal AB, Series A .................            400          3,908
  SSAB Svenskt Stal AB, Series B .................            200          1,802
  Svenska Cellulosa AB (SCA), Series B ...........          1,600         43,776
  Svenska Handelsbanken AB, Series A .............          4,700         69,001
  Svenska Handelsbanken AB, Series B .............            500          6,959
  Swedish Match AB ...............................          3,000         15,873
  Telefonaktiebolaget LM
     Ericsson AB, Series B .......................         63,100        342,879
  Telia AB .......................................          9,400         41,849
  Trelleborg AB, Series B ........................            800          6,139
  Volvo AB, Series A .............................          1,000         16,159
  Volvo AB, Series B .............................          2,100         35,234
  WM-Data AB, Series B ...........................          2,500          6,268
--------------------------------------------------------------------------------
     Total Sweden ...............................................      1,240,632
================================================================================

SWITZERLAND - 7.5%
  ABB, Ltd. ......................................         10,800        104,077
  Adecco SA ......................................          1,215         66,044
  Ascom Holding AG ...............................            186          3,277
  Charles Voegele Holding AG .....................             90          3,456
  Ciba Specialty Chemicals AG ....................            300         18,747
  Clariant AG ....................................            625         11,764
  Compagnie Financiere
     Richemont AG (a) ............................          1,891         35,137
  Credit Suisse Group (a) ........................         10,645        453,934
  Forbo Holding AG ...............................             10          3,042
  Georg Fischer AG ...............................             30          5,683
  Givaudan AG ....................................             64         19,505
  Holcim, Ltd. ...................................            260         56,062
  Kudelski SA (a) ................................            342         19,981
  Kuoni Reisen Holding AG, Series B ..............             30          7,968
  Logitech International SA (a) ..................            306         11,196
  Lonza AG .......................................             40         26,140
  Nestle SA ......................................          3,619        771,623
  Novartis AG ....................................         26,875        971,210
  Phonak Holding AG (a) ..........................            172          3,937
  PubliGoupe SA ..................................             25          5,044
  Roche Holding AG ...............................          1,130         92,562
  Roche Holding AG, Bearer .......................          6,356        453,644
  Schindler Holding AG, Registered ...............              5          7,167
  Schindler Holding AG, Participating
     Certificates ................................             10         14,395
  Serono SA ......................................             32         27,927
  SGS Societe Generale de
     Surveillance Holding SA .....................             60          9,631
  Sulzer AG ......................................             30          4,608
  Sulzer Medica AG ...............................             60          2,530
  Swatch Group AG (a), Registered ................            310         27,867
  Swatch Group AG (a), Series B ..................          1,000         19,816
  Swiss Re .......................................          2,736        275,198
  Swisscom AG ....................................            470        130,217
  Syngenta AG (a) ................................          1,024         53,041
  Synthes-Stratec, Inc. ..........................             20         13,925
  Tecan Group AG .................................             59          3,909
  Unaxis Holding AG ..............................             83          8,948
  USB AG (a) .....................................         12,389        625,308
  Valora Holding AG ..............................             40          5,818
  Zurich Financial Services AG ...................            760        178,293
--------------------------------------------------------------------------------
     Total Switzerland ..........................................      4,552,631
================================================================================

UNITED KINGDOM - 23.6%
  3i Group PLC ...................................          5,402         67,575
  Aegis Group PLC ................................          6,893          9,330
  Airtours PLC ...................................          3,353         12,200
  AMEC PLC .......................................          1,507          8,663
  Amey PLC .......................................          1,576          8,529
  Amvescap PLC ...................................          6,531         94,197
  ARM Holdings PLC (a) ...........................          8,995         46,998
  Associates British Ports Holdings PLC ..........          1,878         11,480
  AstraZeneca Group PLC ..........................         14,869        670,418
  AWG PLC (a) ....................................          1,859         14,610
  BAA PLC ........................................          8,958         71,771

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2001

                                                          SHARES        VALUE
--------------------------------------------------------------------------------
UNITED KINGDOM - CONTINUED
  BAE Systems PLC ................................         19,954     $   89,882
  Balfour Beatty PLC .............................          3,155          7,944
  Barclays PLC ...................................         14,173        469,273
  Barratt Developments PLC .......................          1,755         10,938
  Bass PLC .......................................          7,346         72,701
  BBA Group PLC ..................................          3,075         12,665
  Berkeley Group PLC (The) .......................            868          8,969
  BG Group PLC ...................................         28,797        117,351
  BHP Billiton PLC ...............................         10,394         52,795
  BOC Group PLC ..................................          4,394         67,787
  Boots Co. PLC ..................................          7,600         64,652
  BP Amoco PLC ...................................        191,833      1,490,895
  BPB PLC ........................................          2,642         11,536
  Brambles Industries PLC (a) ....................          6,759         33,446
  British Airways PLC ............................          7,090         20,122
  British America Tobacco PLC ....................         16,938        143,595
  British Land Co. PLC (The) .....................          3,536         24,033
  British Sky Broadcasting PLC (a) ...............         12,212        134,367
  BT Group PLC (a) ...............................         73,372        270,168
  BTG PLC (a) ....................................            686          7,508
  Bunzl PLC ......................................          3,021         19,346
  Cable & Wireless PLC ...........................         12,381         59,554
  Cadbury Schweppes PLC ..........................         16,846        107,387
  Canary Wharf Group PLC (a) .....................          6,014         39,016
  Capita Group PLC ...............................          5,969         42,589
  Caradon PLC ....................................          3,505          6,476
  Carlton Communications PLC .....................          4,215         14,907
  Celltech Group PLC (a) .........................          2,568         32,665
  Centrica PLC ...................................         33,051        106,787
  CGNU PLC .......................................         19,285        237,170
  Chubb PLC ......................................          5,654         14,154
  Close Brothers Group PLC .......................            797          9,338
  CMG PLC ........................................          4,112         14,543
  Compass Group PLC ..............................         19,303        144,682
  Corus Group PLC ................................         21,297         22,317
  Daily Mail & General Trust .....................          1,563         14,741
  De La Rue PLC ..................................          1,263          8,330
  Diageo PLC .....................................         28,931        330,534
  Dixons Group PLC ...............................         17,630         60,298
  Electrocomponents PLC ..........................          2,962         23,106
  EMI Group PLC ..................................          7,263         37,737
  Exel PLC .......................................          2,028         23,170
  FirstGroup PLC .................................          2,487         10,642
  FKI PLC ........................................          3,925         10,568
  George Wimpey PLC ..............................          2,782          8,867
  GKN PLC ........................................          4,927         19,003
  GlaxoSmithKline PLC ............................         53,335      1,337,458
  Granada Compass PLC ............................         25,288         52,814
  Great Portland Estates PLC .....................          1,607          5,730
  Great Universal Stores PLC (The) ...............          8,523         80,008
  Hammerson PLC ..................................          1,919         12,387
  Hanson PLC .....................................          6,762         46,648
  Hays PLC .......................................         15,723         47,597
  HBOS PLC .......................................         30,333        351,407
  Hilton Group PLC ...............................         14,332         44,012
  HSBC Holdings PLC ..............................         80,015        938,618
  IMI PLC ........................................          2,302          9,012
  Imperial Chemical Industries PLC ...............          6,712         37,023
  Imperial Tobacco Group PLC .....................          2,433         32,081
  International Power PLC (a) ....................         10,302         30,362
  Invensys PLC ...................................         31,348         54,406
  J Sainsbury PLC ................................         14,398         76,695
  Johnson Matthey PLC ............................          1,513         21,007
  Kelda Group PLC ................................          2,219         11,465
  Kidde PLC ......................................          5,519          5,382
  Kingfisher PLC .................................         11,512         67,186
  Land Securities PLC ............................          4,510         51,428
  Lattice Group PLC ..............................         29,955         68,011
  Legal & General Group PLC ......................         42,720         98,858
  Lloyds TSB Group PLC ...........................         47,234        512,833
  Logica PLC .....................................          4,198         39,103
  Man Group PLC ..................................          1,180         20,471
  Marconi PLC ....................................         18,973         11,529
  Marks & Spencer PLC ............................         23,485        123,390
  Misys PLC ......................................          3,938         18,627
  National Grid Group PLC ........................         12,365         77,023
  Next PLC .......................................          1,625         21,167
  Nycomed Amersham PLC ...........................          5,810         56,189
  P & O Princess Cruises PLC .....................          6,419         37,369
  Pace Micro Technology PLC ......................          1,479          7,534
  Pearson PLC ....................................          6,734         77,523
  Peninsular & Oriental Steam
     Navigation Co. ..............................          4,636         16,042
  Pilkington PLC .................................          8,583         13,991
  Provident Financial PLC ........................          1,694         15,902
  Prudential PLC .................................         17,089        197,976
  Railtrack Group PLC ............................          2,517         10,257

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2001

                                                         SHARES         VALUE
--------------------------------------------------------------------------------
UNITED KINGDOM - CONTINUED
  Rank Group PLC ...............................           3,626     $    12,138
  Reckitt Benckiser PLC ........................           2,614          38,044
  Reed International PLC .......................          10,498          87,089
  Rentokil Initial PLC .........................          16,786          67,428
  Reuters Group PLC ............................          11,786         116,643
  Rexam PLC ....................................           2,644          14,421
  Rio Tinto PLC ................................           9,231         176,802
  RMC Group PLC ................................           1,803          16,243
  Rolls-Royce PLC ..............................           3,896           9,441
  Royal & Sun Alliance Insurance
     Group PLC .................................           6,573          37,763
  Royal Bank of Scotland Group PLC .............          23,012         559,981
  Safeway PLC ..................................           5,037          23,459
  Sage Group PLC (The) .........................          11,651          38,746
  Schroders PLC ................................           2,042          25,113
  Scottish & Newcastle PLC .....................           3,121          23,847
  Scottish & Southern Energy PLC ...............           3,935          34,935
  ScottishPower PLC ............................          15,329          84,777
  Serco Group PLC ..............................           2,136          11,191
  Severn Trent PLC .............................           1,725          18,051
  Shell Transport & Trading Co. PLC ............          41,618         285,894
  Signet Group PLC .............................           9,576          13,310
  Slough Estates PLC ...........................           2,824          13,625
  Smith & Nephew PLC ...........................           8,204          49,551
  Smiths Group PLC .............................           4,997          49,236
  Spirent PLC ..................................           4,603          10,585
  SSL International PLC ........................           1,259           9,940
  Stagecoach Holdings PLC ......................           8,796           9,473
  Tate & Lyle PLC ..............................           3,287          16,504
  Taylor Woodrow PLC ...........................           2,879           7,123
  Telewest Communications PLC (a) ..............          10,030           9,051
  Tesco PLC ....................................          59,673         216,252
  Unilever PLC .................................          24,968         204,949
  United Business Media PLC ....................           1,768          12,351
  United Utilities PLC .........................           4,937          44,226
  Vodafone Group PLC ...........................         582,023       1,522,620
  Whitbread PLC ................................           1,598          12,768
  Wolseley PLC .................................           5,323          44,546
  WPP Group PLC ................................           9,444         104,460
--------------------------------------------------------------------------------
     Total United Kingdom ......................................      14,313,422
================================================================================
     TOTAL COMMON STOCKS
        (COST $66,642,101) .....................................      57,261,111
================================================================================


                                                          SHARES/
                                                        FACE AMOUNT       VALUE
-----------------------------------------------------------------------------------
PREFERRED STOCKS (0.3% OF PORTFOLIO)
AUSTRALIA - 0.2%
  News Corp., Ltd. (The) .......................           13,671     $     91,324
-----------------------------------------------------------------------------------
     Total Australia ............................................           91,324
===================================================================================

GERMANY - 0.1%
  Boss Hugo AG .................................              484           10,317
  Dyckerhoff AG ................................               32           12,163
  Volkswagen AG ................................            1,000           31,029
-----------------------------------------------------------------------------------
     Total Germany ..............................................           53,509
===================================================================================

NEW ZEALAND - 0.0%
  Fletcher Challenge Forests, Ltd. (a) .........           16,862            1,545
-----------------------------------------------------------------------------------
     Total New Zealand ..........................................            1,545
===================================================================================
     TOTAL PREFERRED STOCKS (COST $154,380) .....................          146,378
===================================================================================

RIGHTS (0.0% OF PORTFOLIO)
NORWAY - 0.0%
  Kvaerner ASA (a) .............................            1,582              115
-----------------------------------------------------------------------------------
     Total Norway ...............................................              115
===================================================================================
     TOTAL WARRANTS (COST $1,505) ...............................              115
===================================================================================

SHORT TERM INVESTMENTS (8.6% OF PORTFOLIO)
AIM Short Term Investment
  Prime Portfolio ..............................          972,465          972,465
AIM Treasury Fund ..............................          293,774          293,774
State Street Navigator Securities
  Lending Prime Portfolio (b) ..................        2,979,085        2,979,085
Money Market Obligations Trust .................          988,178          988,178
-----------------------------------------------------------------------------------
  TOTAL SHORT TERM INVESTMENTS
     (COST $5,223,502) ..........................................        5,233,502
===================================================================================
TOTAL INVESTMENTS
  (COST $72,031,488) - 103.4% ...................................     $ 62,641,106
===================================================================================
OTHER ASSETS AND
LIABILITIES (NET) - (3.4)% ......................................       (2,070,468)
===================================================================================
NET ASSETS - 100.0% ............................                      $ 60,570,638
===================================================================================

(a) Non-income producing security.
(b) Security represents investment made with cash collateral received from securities loaned.
Abbreviations:
NPV - No Par Value
NV - Non-Voting

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

                                                                          AS OF
                                                                    DECEMBER 31, 2001
-------------------------------------------------------------------------------------
ASSETS
Investments at market (identified cost $72,031,488) .............     $ 62,641,106
Cash ............................................................          495,469
Foreign currency at market (cost $427,613) ......................          420,868
Receivables
  Investments sold ..............................................            6,411
  Dividends and interest ........................................           34,391
-------------------------------------------------------------------------------------
     Total assets ...............................................       63,598,245
-------------------------------------------------------------------------------------
LIABILITIES
Unrealized depreciation on forward currency exchange contracts ..           27,465
Payables
  Daily variation margin on futures contracts ...................           15,381
  Management fees (Note 4) ......................................            5,676
  Upon return of securities loaned ..............................        2,979,085
-------------------------------------------------------------------------------------
     Total liabilities ..........................................        3,027,607
-------------------------------------------------------------------------------------
NET ASSETS ......................................................     $ 60,570,638
=====================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital .................................................       69,929,091
Net unrealized depreciation on investments, foreign currency,
  forward currency exchange rate and futures contracts ..........       (9,358,453)
-------------------------------------------------------------------------------------
NET ASSETS ......................................................     $ 60,570,638
=====================================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

STATEMENT OF OPERATIONS

                                                                   FOR THE
                                                                PERIOD ENDED
                                                              DECEMBER 31, 2001
-------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $195,542) ...     $    860,797
  Interest ................................................          152,507
-------------------------------------------------------------------------------
Total investment income ...................................        1,013,304
-------------------------------------------------------------------------------
Expenses
  Management fees (Note 4) ................................           92,183
-------------------------------------------------------------------------------
Total expenses ............................................           92,183
-------------------------------------------------------------------------------
NET INVESTMENT INCOME .....................................          921,121
===============================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on:
  Investments and foreign currency transactions ...........       (3,822,645)
  Futures contracts .......................................         (770,561)
-------------------------------------------------------------------------------
Net realized loss .........................................       (4,593,206)
-------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
  Investments and foreign currency transactions ...........      (11,857,648)
  Futures contracts .......................................          108,674
-------------------------------------------------------------------------------
Net change in unrealized depreciation .....................      (11,748,974)
-------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ..........................      (16,342,180)
-------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ................     $(15,421,059)
===============================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATE STREET MSCI(R) EAFE(R)INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                 FOR THE            FOR THE
                                                                YEAR ENDED        PERIOD ENDED
                                                            DECEMBER 31, 2001  DECEMBER 31, 2000*
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income ....................................     $    921,121      $     91,845
Net realized loss ........................................       (4,593,206)         (336,836)
Net change in unrealized appreciation (depreciation) .....      (11,748,974)          936,550
-------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from operations ..      (15,421,059)          691,559
-------------------------------------------------------------------------------------------------

CAPITAL TRANSACTIONS
Proceeds from contributions ..............................       61,073,820        97,123,134
Fair value of withdrawals ................................      (72,701,931)      (10,194,885)
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from capital transactions ..............................      (11,628,111)       86,928,249
-------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..................      (27,049,170)       87,619,808
-------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of period ......................................       87,619,808                --
-------------------------------------------------------------------------------------------------
END OF PERIOD ............................................     $ 60,570,638      $ 87,619,808
=================================================================================================


* The Portfolio commenced operations on November 13, 2000.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS


The following table includes selected supplemental data and ratios to average net assets:


                                                                     NOVEMBER 13, 2000
                                                     FOR THE          (INCEPTION DATE)
                                                    YEAR ENDED         TO DECEMBER 31,
                                                 DECEMBER 31, 2001        2000 (a)
---------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
---------------------------------------------------------------------------------------
TOTAL RETURN ...........................              (21.88)%                0.80% (b)
---------------------------------------------------------------------------------------
Net assets, end of period (thousands) ..          $   60,571            $   87,620
Ratios to average net assets:
  Operating expenses ...................                0.15%                 0.15% (c)
  Net investment income ................                1.49%                 0.81% (c)
Portfolio turnover rate ................                  31%                    8% (b)


----------
(a) The Portfolio commenced operations on November 13, 2000.
(b) Not Annualized.
(c) Annualized.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


xviii

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

NOTES TO FINANCIAL STATEMENTS


                                1. ORGANIZATION

State Street Master Funds (the "Trust") is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust is comprised of five investment portfolios: The State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street MSCI(R) EAFE(R) Index Portfolio, and the State Street AggregATE Bond Index Portfolio. Information presented in these financial statements pertains only to the State Street MSCI(R) EAFE(R) Index Portfolio (the "Portfolio"). At December 31, 2000, only the State Street MSCI(R) EAFE(R) INDEX Portfolio and the State Street Equity 500 Index Portfolio had commenced operations. The Declaration of the Trust permits the Board of Trustees to issue an unlimited number of shares of beneficial interest.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Portfolio's financial statements are prepared in accordance with generally accepted accounting principles that require the use of management estimates. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security valuation: The Portfolio's investments are valued each business day by independent pricing services. Equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. Investments in other mutual funds are valued at the net asset value per share. Over-the-counter equities, fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price.

Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security.

The Portfolio may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discounts on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio based on each investor's average net assets.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have a significant effect on the financial statements.

Federal income taxes: The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been "passed through" to the Portfolio's interest holders in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

Futures: The Portfolio may enter into financial futures contracts. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio is required to segregate securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission requirements.

The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

Forward Foreign Currency Exchange Contracts: The Portfolio may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. Realized gain or loss is recognized when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

Risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At December 31, 2001, the following forward foreign currency exchange contracts were open:

                                                        LOCAL         AGGREGATE                    UNREALIZED
                              TRADE     SETTLEMENT     CURRENCY          FACE          TOTAL      APPRECIATION
CURRENCY                      DATE         DATE         AMOUNT          AMOUNT         VALUE     (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------
Australian Dollar (Buy)     11/14/01     02/20/02      1,108,000     $  574,653     $  565,222     $   (9,431)
Euro (Buy)                  11/14/01     02/20/02        661,000        581,825        587,188          5,363
Euro (Buy)                  12/20/01     02/20/02        441,000        388,653        391,755          3,102
Euro (Buy)                  12/17/01     02/20/02        492,000        443,120        437,060         (6,060)
Euro (Sell)                 11/28/01     02/20/02        300,000        265,380        266,500         (1,120)
Euro (Sell)                 12/07/01     02/20/02        250,000        221,600        222,083           (483)
Euro (Sell)                 12/21/01     02/20/02        233,000        206,205        206,982           (777)
British Pounds (Buy)        11/14/01     02/20/02        623,000        894,254        902,979          8,725
British Pounds (Buy)        12/17/01     02/20/02        154,000        223,947        223,208           (739)
British Pounds (Sell)       12/07/01     02/20/02        100,000        142,570        144,940         (2,370)
Hong Kong Dollar (Buy)      11/14/01     02/20/02        896,000        114,908        114,880            (28)
Japanese Yen (Buy)          11/14/01     02/26/02     23,606,000        195,381        180,649        (14,732)
Japanese Yen (Buy)          11/20/01     02/20/02     39,031,000        320,005        298,692        (21,313)
Japanese Yen (Buy)          12/19/01     02/20/02     25,520,000        200,636        195,296         (5,340)
Japanese Yen (Sell)         11/28/01     02/20/02     30,000,000        244,997        229,580         15,417
Swedish Krona (Buy)         11/14/01     02/20/02      2,084,000        196,483        198,804          2,321
===============================================================================================================
                                                                                                   $  (27,465)

Securities Lending: The Trust, on behalf of the Portfolio, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the Portfolio may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are secured at all times by cash, U.S. Government Securities or irrevocable lines of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Proceeds collected by State Street on investment of cash collateral or any fee income are allocated as follows: 75% to the Portfolio and 25% to State Street.

The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At December 31, 2001, the value of the securities loaned amounted to $2,831,097. The loans were collateralized with cash of $2,979,085, which the Portfolio then invested in the State Street Navigator Securities Lending Prime Portfolio.

                           3. SECURITIES TRANSACTIONS


For the period ended December 31, 2001, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $18,274,935 and $29,395,850 respectively. The aggregate gross unrealized appreciation and depreciation were $2,740,171 and $12,130,553, respectively as of December 31, 2001.

                     4. RELATED PARTY FEES AND TRANSACTIONS


The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. ("SSgA"), a subsidiary of State Street Corp. and an affiliate of State Street, under which SSgA, directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA's services as investment adviser and for State Street's services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal and audit expenses), SSgA receives a management fee, calculated daily, at the annual rate of 0.15% of the Portfolio's average daily net assets.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees of State Street Master Funds and
Owners of Beneficial Interest of State Street MSCI(R) EAFE(R) Index Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and schedule of futures contracts, of the State Street MSCI(R) EAFE(R) Index Portfolio (one of the portfolIOS constituting State Street Master Funds) (the "Portfolio") as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from November 13, 2000 (commencement of operations) to December 31, 2000. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from the brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Street MSCI(R) EAFE(R) Index Portfolio of State Street MasTER Funds at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from November 13, 2000 (commencement of operations) to December 31, 2000, in conformity with accounting principles generally accepted in the United States.


                                                     /s/ ERNST & YOUNG LLP


Boston, Massachusetts
February 08, 2002

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

APPENDIX C

NASDAQ 100 INDEX TRACKING STOCK(SM)


                               TABLE OF CONTENTS

                               b. Top Ten Holdings


                                                                               a

NASDAQ-100 INDEX TRACKING STOCK(SM)

TOP TEN HOLDINGS AT DECEMBER 31, 2001

                                         PERCENTAGE
                                      OF MARKET VALUE
                                      ---------------
Microsoft Corporation .............       10.87%
Intel Corporation .................        6.54%
Cisco Systems, Inc. ...............        4.20%
Qualcomm Incorporated .............        4.12%
Oracle Corporation ................        2.84%
Amgen Inc. ........................        2.44%
Dell Computer Corporation .........        2.31%
Maxim Integrated Products Inc. ....        2.10%
Immunex Corporation ...............        1.83%
Concord Efs, Inc. .................        1.65%


--------------------------------------------------------------------------------
The Nasdaq-100 Index Tracking Stock(SM) trades on The American Stock Exchange and represents ownership in the Nasdaq-100 Trust(SM), a long-term unit investment trust established to accumulate and hold a portfolio of the equity securities that comprise the Nasdaq-100 Index. More information about the Nasdaq-100 Index Tracking Stock(SM) is available in its financial statements, which are publicly available and may be obtained on the SEC Edgar System or the American Stock Exchange website.


b

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


                           Homestead Funds, Inc.
                           c/o NFDS
                           P.O. Box 219486
                           Kansas City, MO 64121-9486
                           1-800-258-3030


This report is authorized for distribution to shareholders and others who have received a copy of the prospectus.
Distributor: RE Investment Corporation
520036